MANAGED BY KEYCORP      Rule 497(c)
                                                       Registration No. 33-8982

























                       THE VICTORY FINANCIAL RESERVES FUND




















                                  MARCH 1, 1996

The
VICTORY
Portfolios
FINANCIAL RESERVES FUND

PROSPECTUS               For current yield, purchase and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the FINANCIAL RESERVES FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Fund pursues this investment objective by investing primarily in a portfolio of high-quality U.S. dollar-denominated money market instruments.

The Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest, and shares of the Fund are offered at net asset value.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995, have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. This Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), at P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.

SHARES OF THE FUND ARE:

O        NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                    PAGE

Fund Expenses                                                           2
Financial Highlights                                                    3
Investment Objective                                                    4
Investment Policies and Risk Factors                                    4
How to Invest, Exchange and Redeem                                      9
Dividends, Distributions and Taxes                                     15
Performance                                                            17
Fund Organization and Fees                                             17
Additional Information                                                 19

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1)

Maximum Sales Charge Imposed on Purchases (as a percentage of
  the offering price)                                                   none
Maximum Sales Charge Imposed on Reinvested Dividends                    none
Deferred Sales Charge                                                   none
Redemption Fees                                                         none
Exchange Fee                                                            none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)

Management Fees(2)                                                       .42%
Administration Fees                                                      .15%
Other Expenses                                                           .08%
                                                                         ---
Total Fund Operating Expenses(2)                                         .65%
                                                                         ===


(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and nonbank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem").

(2) The Adviser has agreed to reduce its investment advisory fees for the indefinite future. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be .50%, and "Total Fund Operating Expenses" as a percentage of average daily net assets would be .73%.

EXAMPLE:  You would pay the following expenses on a $1,000 investment;  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                            1 YEAR     3 YEARS      5 YEARS      10 YEARS
                            ------     -------      -------      --------

Financial Reserves Fund         $7         $21          $36           $81

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES.
ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund and for the Financial Reserves Portfolio, the immediate predecessor to the Fund (the "First Predecessor Fund") and for The Victory Fund, the predecessor to the First Predecessor Fund (the "Second Predecessor Fund," together with the First Predecessor Fund, the "Predecessor Funds"), which have been audited by Coopers & Lybrand L.L.P. (for the fiscal year ended October 31, 1995), whose reports thereon, together with the financial statements of the Fund, are incorporated by reference into the Statement of Additional Information, and by KPMG Peat Marwick LLP (for the fiscal year ended October 31, 1994), and by Price Waterhouse LLP (for all earlier periods), respectively. The information set forth below is for a share of the Fund and its Predecessor Funds outstanding for each period indicated.

                       THE VICTORY FINANCIAL RESERVES FUND

                                                                              YEAR ENDED OCTOBER 31
                                            1995(C)     1994(B)   1993(A)(B)   1992(A)(B)  1991(A)(B)  1990(B)(E)   1989(B)(E)
                                            -------     -------   ----------   ----------  ----------  ----------   ----------

NET ASSET VALUE, BEGINNING PERIOD          $  1.000    $  1.000     $  1.000    $  1.000    $  1.000    $  1.000     $  1.000
                                           --------    --------     --------    --------    --------    --------     --------
Income from Investment Activities
  Net investment income                       0.054       0.035        0.030       0.040       0.060       0.080        0.090
Distributions
  Net investment income                      (0.054)     (0.035)      (0.030)     (0.040)     (0.060)     (0.080)      (0.090)
                                           --------    --------     --------    --------    --------    --------     --------
NET ASSET VALUE, END OF PERIOD             $  1.000    $  1.000     $  1.000    $  1.000    $  1.000    $  1.000     $  1.000
                                           ========    ========     ========    ========    ========    ========     ========
Total Return                                   5.50%       3.57%        2.81%       3.76%       6.28%       8.12%        9.14%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)            $762,693    $433,266     $457,872    $523,889    $412,542    $432,905     $369,582
Ratio of expenses to average net assets        0.60%       0.57%        0.55%       0.55%       0.55%       0.55%        0.56%
Ratio of net investment income to
  average net assets                           5.40%       3.48%        2.78%       3.67%       6.12%       7.84%        8.77%
Ratio of expenses to average net assets(d)     0.76%       0.73%        0.70%       0.70%       0.62%
Ratio of net investment income to average
  net assets(d)                                5.24%       3.32%        2.63%       3.52%       6.05%


(a) Effective May 16, 1991, Ameritrust Company National Association became investment adviser to the Fund. Effective March 16, 1992, Ameritrust was acquired by Society Corporation and merged into Society National Bank, a wholly-owned subsidiary of Society Corporation, on July 13, 1992. Effective January 7, 1993, Society Asset Management, Inc. a wholly-owned subsidiary of Society Corporation, was named investment adviser to the Fund. Effective August 30, 1994, the Financial Reserves Fund became the Victory Financial Reserves Portfolio.

(b)      Audited by other auditors.

(c) Effective June 5, 1995, the Victory Financial Reserves Portfolio became the Financial Reserves Fund.

(d) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e) This information is not included in the financial statements audited by Coopers & Lybrand L.L.P.


                                                          YEAR ENDED OCTOBER 31
                                                1988(B)(E)  1987(B)(E)   1986(B)(E)
                                                ----------  ----------   ----------

NET ASSET VALUE, BEGINNING PERIOD                $  1.000    $  1.000     $  1.000
                                                 --------    --------     --------
Income from Investment Activities
  Net investment income                             0.070       0.060        0.070
Distributions
  Net investment income                            (0.070)     (0.060)      (0.070)
                                                 --------    --------     --------
NET ASSET VALUE, END OF PERIOD                   $  1.000    $  1.000     $  1.000
                                                 ========    ========     ========
Total Return                                         7.13%       6.19%        6.87%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                  $409,440    $388,938     $231,823
Ratio of expenses to average net assets              0.54%       0.56%        0.57%
Ratio of net investment income to
  average net assets                                 6.92%       6.06%        6.55%
Ratio of expenses to average net assets(d)
Ratio of net investment income to average
  net assets(d)

(a) Effective May 16, 1991, Ameritrust Company National Association became investment adviser to the Fund. Effective March 16, 1992, Ameritrust was acquired by Society Corporation and merged into Society National Bank, a wholly-owned subsidiary of Society Corporation, on July 13, 1992. Effective January 7, 1993, Society Asset Management, Inc. a wholly-owned subsidiary of Society Corporation, was named investment adviser to the Fund. Effective August 30, 1994, the Financial Reserves Fund became the Victory Financial Reserves Portfolio.

(b)      Audited by other auditors.

(c) Effective June 5, 1995, the Victory Financial Reserves Portfolio became the Financial Reserves Fund.

(d) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e) This information is not included in the financial statements audited by Coopers & Lybrand L.L.P.

                              INVESTMENT OBJECTIVE

The Fund seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The investment objective of the Fund is fundamental and therefore may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund will invest primarily in the following high-quality, U.S. dollar-denominated money market instruments with remaining maturities of 397 days or less at the time of purchase by the Fund and average maturity, computed on a dollar weighted basis, of 90 days or less:

o obligations of domestic and foreign financial institutions consisting of certificates of deposit, bankers' acceptances and time deposits.

o obligations of foreign branches of U.S. banks (Eurodollars) consisting of certificates of deposit, bankers' acceptances and time deposits.

o        obligations  of  the  U.S.   government  or  any  of  its  agencies  or
         instrumentalities which may be backed by the credit-worthiness of the issuing agency.

o short-term corporate obligations, consisting of commercial paper, notes, and bonds, with remaining maturities of one year or less of domestic and foreign issuers.

o repurchase agreements with member banks of the Federal Reserve System and primary dealers in U.S. government securities with respect to any security in which the Fund is authorized to invest.

o other short-term debt obligations of domestic and foreign issuers discussed in this prospectus.

The Fund will only purchase obligations that (a) are rated high quality by two of the following four nationally recognized statistical rating organizations ("NRSROs"): Duff & Phelps Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), and Standard & Poor's Corporation ("S&P"), if rated by two or more services; (b) are rated high quality if rated by only one rating service; or (c) if unrated, are determined to be of equivalent quality pursuant to procedures reviewed by the Board of Trustees of the Victory Portfolios (the "Trustees"). Obligations that are not rated are not necessarily of lower quality than those which are rated, but may be less marketable and therefore may provide higher yields.

Currently, only obligations in the top two categories are considered to be rated high quality for commercial paper and other short-term debt. The two highest rating categories of Duff, Fitch, Moody's and S&P are Duff 1 and Duff 2, Fitch-1 and Fitch-2, Prime-1 and Prime-2, and A-1 and A-2, respectively. As required by Rule 2a-7 under the Investment Company Act of 1940, as amended ("Rule 2a-7"), the Fund is not permitted to invest more than 5% of its total assets in securities that would be considered to be in the second highest rating category, and, subject to this limitation, the Fund may not invest more than the greater of 1% of its total assets or $1 million in such securities of any one issuer.
However, the Fund currently has a nonfundamental policy to purchase only commercial paper which is rated in the single highest category by the rating services as outlined above, or which, if unrated, is deemed to be of equivalent quality pursuant to procedures reviewed by the Trustees. The Fund may purchase an instrument rated below the highest category by an NRSRO if two other services have given that instrument a highest quality rating ("split rated" obligation), and if Key Advisers or the Sub-Adviser considers that the instrument is of highest quality and presents minimal credit risks.

For other corporate obligations, ie, those initially issued as longer-term debt, the two highest rating categories are Duff 1 and Duff 2, AAA and AA by Fitch, Aaa and Aa by Moody's, and AAA and AA by S&P. For a more complete description of these ratings see the Appendix to the Statement of Additional Information.

Available cash invested in the Fund earns income at current money market rates while remaining conveniently liquid. In order to provide full liquidity, the Fund will seek to maintain a stable $1.00 share price; limit portfolio average maturity to 90 days or less; buy U.S. dollar-denominated securities which mature in 397 days or less; and buy only high quality securities with minimal credit risks. As required by Rule 2a-7, the Trustees will monitor the quality of the Fund's investments.

A $1.00 share price cannot be guaranteed, but the above practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Fund invests in high quality securities, investors should be aware that an investment is not without risk even if all securities are paid in full at maturity. All money market instruments, including U.S. government securities, can change in value when interest rates or an issuer's creditworthiness changes.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O COMMERCIAL PAPER. The Fund may invest in short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

O CERTIFICATES OF DEPOSIT. The Fund may invest in negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

O BANKERS' ACCEPTANCES. The Fund may invest in negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

O TIME DEPOSITS. Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

O EURODOLLARS AND FOREIGN ISSUERS. The Fund may invest up to 25% of its total assets in U.S. dollar-denominated instruments issued by foreign branches of U.S. banks (Eurodollars), foreign banks and other foreign issuers (including American Depository Receipts). Investments in foreign securities, certificates of deposit and demand and time deposits of foreign banks and foreign branches of U.S. banks (including Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Canadian Time Deposits, Yankee Certificates of Deposit, Canadian Commercial Paper and Europaper) may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse economic and political developments, the possible imposition of withholding taxes on interest income, possible seizure, nationalization or expropriation, or the imposition of other restrictions which could adversely affect the payment of principal and interest on such obligations. Certain provisions of federal law which govern the establishment and operation of U.S. banks do not apply to foreign banks or to foreign branches of U.S. banks. In addition, there is no limit on the amount of the Fund's investments in any one type of instrument or in the securities of issuers located in any one particular foreign country. The Fund will acquire such securities or financial instruments only when Key Advisers or the Sub-Adviser believes that the risks associated with them are minimal.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage.

In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate notes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 10% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O MASTER DEMAND NOTES. Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower.

O MORTGAGE-BACKED SECURITIES. Mortgage-backed securities purchased by the Fund are securities issued or guaranteed by agencies or instrumentalities of the U.S. government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if Key Advisers or the Sub-Adviser determines they are consistent with the Fund's investment objective and policies. The Fund will not acquire "residual" interests in real estate mortgage investment conduits ("REMICs") under current tax law in order to avoid certain potential adverse tax consequences.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government, mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. The rate of prepayments is generally expected to increase in periods of declining interest rates. Consequently, in such periods, some of the Fund's higher-yielding securities may be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuations tends to increase as maturity of the security increases.

O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations.

O U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high-quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations" below.

O SHORT-TERM FUNDING AGREEMENTS. The Fund may invest in short-term funding agreements (sometimes referred to as "GICs") issued by insurance companies. Pursuant to a short-term funding agreement, the Fund invests an amount of cash with an insurance company and the insurance company generally credits such investment on a monthly basis with guaranteed payment of interest. The Fund will purchase a short-term funding agreement only when Key Advisers and the Sub-Adviser have determined, under guidelines established by the Victory Portfolios' Board of Trustees, that the agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that possess the highest short-term rating from an NRSRO not affiliated with the issuer or guarantor of the instrument. The Fund may receive all principal and accrued interest on a short-term funding agreement at any time upon thirty days' written notice. Because the Fund may not receive the principal amount of a short-term funding agreement from the insurance company on seven days' notice or less, a short-term funding agreement is considered an illiquid investment and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's net assets.

O SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash of U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers and the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund an amount equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers and the Sub-Adviser have determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets. This limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund will not purchase a security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

2. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         With respect to the remaining 25% of the Fund's total assets, the Fund may invest up to 10% of its total assets in bankers' acceptances, certificates of deposit and time deposits of a single bank; however, in order to comply with Rule 2a-7, as a matter of nonfundamental policy, the Fund will generally not invest more than 5% of its total assets in the securities of any one issuer. (Note: In accordance with Rule 2a-7, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days.)

3. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may invest more than 25% of its total assets in the securities of banks.

4. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33=% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

Each of the investment limitations indicated above in this subsection are fundamental, except for the limitations pertaining to illiquid securities and compliance with Rule 2a-7. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees -- Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone either through your bank trust department or through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information such as balances should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                           The Victory Financial Reserves Fund
                           Primary Funds Service Corporation
                           P.O. Box 9741
                           Providence, RI 02940-9741

Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                           Boston Safe Deposit & Trust Co.
                           ABA #011001234
                           Credit PFSC DDA #16-918-8
                           The Victory Financial Reserves Fund

You must include your account number, your name(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the net asset value that is next determined after the Transfer Agent receives the purchase order. The net asset value of each share of the Fund is determined on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price") normally 2:00 p.m. Eastern time, and all net income of the Fund is declared as a dividend to the Fund's shareholders of record as of that time. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to begin earning dividends on the Business Day when the order to purchase such shares is deemed to have been received as provided above.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the net asset value next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

Exchanges into a fund with a sales charge will be processed at the offering price, unless the shares of the Fund that you wish to exchange were acquired by exchanging shares of a fund of the Victory Group that were originally purchased subject to a sales charge; in that event, the shares will be exchanged on the basis of current net asset values plus any difference in the sales charge originally paid and the sales charge applicable to the shares you wish to acquire through the exchange. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to the applicable valuation time for both Funds involved in the exchange on any Business Day (see "Shareholder Account Rules and Policies -- Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by the applicable valuation time that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (See the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request.

You may redeem shares in several ways:

O  BY MAIL.  Send a written request to: The Victory Financial Reserves Fund
                                        Primary Funds Service Corporation
                                        P.O. Box 9741
                                        Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before the valuation time (normally 2:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record.

SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The Fund's NAV per share is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are normally priced as of 2:00 p.m. Eastern time (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

The Fund's assets are valued on the basis of amortized cost. This means valuation assumes a steady rate of payment from the date of purchase until maturity instead of looking at actual changes in market value. Although the Fund seeks to maintain an NAV of $1.00, there can be no assurance that it will be able to do so.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor at its expense, may provide cash compensation to dealers in connection with sales of shares of the Fund. In addition the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent necessary to qualify for favorable federal tax treatment. The Fund accrues and declares dividends from its net investment income daily and pays such dividends on or around the second Business Day of the succeeding month.

DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions.

Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the dividend payment date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the last day of the preceding month.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased as of the dividend payment date. If you are reinvesting dividends of the Fund in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price for such other fund. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend payment date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the Internal Revenue Service (the "IRS"). At least twice a year, you will receive the Fund's financial reports.

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. The Fund does not expect to realize any such capital gain. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares and may also be subject to state and local taxes. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the IRS) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

O EXCHANGES OR REDEMPTIONS. Investors may realize a gain or loss for federal tax purposes when redeeming (selling) or exchanging shares of the Fund, although no gain or loss would normally be expected in the case of the Fund if its NAV per share does not deviate from $1.00. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Some states exempt mutual fund dividends derived from U.S. Government obligations (distinct from state and local bonds) from their state and local income taxes. However, some states may not provide this benefit and other states may limit it (e.g., New York, which generally requires at least 50% of a fund's total assets to be invested in such obligations for the exemption to apply). Shareholders will be notified annually of the extent to which the Fund's ordinary income dividends were derived from U.S. Government obligations. Investors considering an investment in the Fund should consult their tax advisers to determine whether the Fund is suitable to their particular tax situations.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, the Fund's "yield" and "effective yield" and "average annual total return" may be presented in advertisements, sales literature and in reports to shareholders. The "yield" is based upon the income earned by the Fund over a seven-day period, which is then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in shares of the Fund and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment. "Average annual total return" will be calculated over a stated period of more than one year. "Average annual total return" is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios, a business trust organized under the laws of Delaware, is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios was converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolio's Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .44% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund of the act and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .25% of the first $10 million of average daily net assets; .20% of the next $15 million of average daily net assets; .15% of the next $25 million of average daily net assets; and .125% of average daily net assets in excess of $50 million.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as independent accountants to the Fund.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory, compliance and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .20% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .075% of average daily net assets in excess of $50 million.

O DISTRIBUTION PLAN. The Victory Portfolio has adopted a Distribution and Service Plan ("Plan") for the Fund under Rule 12b-1. No separate payments are authorized to be made by the Fund under the Plan. Rather, the Plan recognizes that the Adviser or the Distributor may use their fee revenues, or other resources to pay expenses associated with activities primarily intended to result in the sale of the shares of the Fund. The Plan also provides that the Adviser or the Distributor may make payments from these sources to third parties, including affiliates, such as banks or broker-dealers, that engage in the sale of the shares of a Fund.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .76% of the Fund's average daily net assets, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolios' Board of Trustees may authorize the Victory Portfolios to offer other Funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics ("the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes. Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios has the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

As of the date of this Prospectus, the Fund offers only one class of shares. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Report at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.













NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

BULK RATE
U.S. POSTAGE
PAID
CLEVELAND, OH
Permit 469


































                               MANAGED BY KEYCORP


                                 PR/FRP-305 3/96

                                                                     Rule 497(c)
                                                        Registration No. 33-8982



                               MANAGED BY KEYCORP

















                           THE VICTORY FUND FOR INCOME
















MARCH  1,  1996

The
VICTORY
Portfolios
FUND FOR INCOME

PROSPECTUS             For current yield, purchase and redemption information,
March 1, 1996                             call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the FUND FOR INCOME (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of
KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). As of the date of this prospectus, First Albany Asset Management Corporation is the investment sub-adviser to the Fund (the "Sub-Adviser" or "First Albany"). Effective May 1, 1996, First Albany will no longer serve as Sub-Adviser and Key Advisers will assume all of the duties of the Sub-Adviser. Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide a high level of current income consistent with preservation of shareholders' capital. The Fund pursues this objective by investing primarily in selected mortgage-related securities.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal period ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.

SHARES OF THE FUND ARE:

O        NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                      PAGE

Fund Expenses                                                            2
Financial Highlights                                                     3
Investment Objective                                                     4
Investment Policies and Risk Factors                                     4
How to Invest, Exchange and Redeem                                       8
Dividends, Distributions and Taxes                                      16
Performance                                                             18
Fund Organization and Fees                                              18
Additional Information                                                  21

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

Shareholder Transaction Expenses(1)

         Maximum Sales Charge Imposed on Purchases (as a percentage
           of the offering price)                                       2.00%
         Maximum Sales Charge Imposed on Reinvested Dividends           none
         Deferred Sales Charge                                          none
         Redemption Fees                                                none
         Exchange Fee                                                   none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)

         Management Fees(2)                                             .20%
         Administration Fees(3)                                         .06%
         Other Expenses(4)                                              .74%
                                                                       ----
         Total Fund Operating Expenses(2)(4)(5)                        1.00%
                                                                       ====

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) The Adviser has agreed to reduce its investment advisory fees to the extent necessary to maintain the total fund operating expense ratio of the Fund at no more than 1.20% until at least May 2, 1996. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be .50%.

(3) The Administrator has agreed to reduce its administration fee. Absent the voluntary reduction of administration fees, the "Administration Fees" as a percentage of average daily net assets would be .15%.

(4) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay (see "Fund Organization and Fees -- Shareholder Servicing Plan").

(5) Absent the voluntary waivers, Total Fund Operating Expenses as a percentage of average daily net assets would be 1.39%.

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                              1 YEAR    3 YEARS    5 YEARS     10 YEARS
                              ------    -------    -------     --------

         Fund for Income         $30      $51         $74          $140

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios (for fiscal year ended October 31, 1995), and by KPMG Peat Marwick LLP (for the period February 1, 1994 through October 31, 1994), and by LeMasters & Daniels (for earlier periods), respectively, as auditors whose reports thereon, together with the financial statements of the Fund and the Predecessor Fund, are incorporated by reference into the Statement of Additional Information. The information set forth below is for a share outstanding for each period indicated.



                           THE VICTORY FUND FOR INCOME

                                        PERIOD FROM
                                YEAR      FEB. 1,
                                ENDED     1994 TO
                              OCT. 31,   OCT. 31,                                 YEAR ENDED JANUARY 31,
                               1995(D)    1994(C)      1994(C)    1993(C)    1992(C)      1991(C)    1990(C)    1989(C)   1988(C)(F)
                               -------    -------      -------    -------    -------      -------    -------    -------  ----------
NET ASSET VALUE, BEGINNING
  OF PERIOD                    $  9.43    $ 10.14      $ 10.57    $ 10.55    $ 10.19      $  9.90    $  9.73    $  9.95     $ 10.00
                               -------    -------      -------    -------    -------      -------    -------    -------     -------
Income from Investment
  Activities
  Net investment income           0.73       0.52         0.80       0.80       0.85         0.91       0.93       0.94        0.66
  Net realized and
    unrealized gains
    (losses) on investments    $  0.43      (0.71)       (0.41)      0.06       0.36         0.29       0.17      (0.22)      (0.05)
                               -------     ------      -------    -------    -------      -------    -------    -------     -------
       Total from Investment
         Activities               1.16      (0.19)        0.39       0.86       1.21         1.20       1.10       0.72        0.61
                               -------     ------      -------    -------    -------      -------    -------    -------     -------
Distributions
  Net investment income          (0.59)     (0.51)       (0.80)     (0.80)     (0.85)       (0.91)     (0.93)     (0.94)      (0.66)
  In excess of net
    investment income            (0.07)     (0.01)          --         --         --           --         --         --          --
  Net realized gains                --         --        (0.02)     (0.04)        --           --         --         --          --
                               -------     ------      -------    -------    -------      -------    -------    -------     -------
       Total Distributions       (0.66)     (0.52)       (0.82)     (0.84)     (0.85)       (0.91)     (0.93)     (0.94)      (0.66)
                               -------     ------      -------    -------    -------      -------    -------    -------     -------
NET ASSET VALUE, END
  OF PERIOD                    $  9.93     $ 9.43      $ 10.14    $ 10.57    $ 10.55      $ 10.19    $  9.90    $  9.73     $  9.95
                               =======     ======      =======    =======    =======      =======    =======    =======     =======
Total Return (Excludes
  Sales Charge)                  12.75% (1.99%)(a)        3.75%      8.45%     12.34%       12.75%     11.77%      7.58%         --
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
  (000)                        $22,756    $29,358      $46,632    $55,075    $58,055      $44,097    $35,788    $22,664      $6,221
Ratio of expenses to
  average net assets              1.12%   1.12%(b)        1.13%      1.12%      0.92%        0.50%      0.29%      0.22%       0.12%
Ratio of net investment
  income to average
  net assets                      7.62%   7.21%(b)        7.65%      7.56%      8.18%        9.15%      9.34%      9.53%       6.72%
Ratio of expenses to
  average net assets(e)           1.58%   1.26%(b)
Ratio of net investment
  income to average net
  assets(e)                       7.16%   7.07%(b)
Portfolio turnover               35.20%     18.00%       47.00%     23.00%     24.00%        5.00%      5.40%     14.62%      19.88%

(a)      Not annualized.

(b)      Annualized.

(c)      Audited by other auditors.

(d) Effective June 5, 1995, the Victory Fund for Income Portfolio was reorganized as the Fund For Income.

(e) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(f) Information for the year ended January 31, 1988 is presented from May 8, 1987, the date registration became effective under the Investment Company Act of 1940, as amended.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income, consistent with preservation of shareholders' capital. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund pursues its objective by investing primarily in selected mortgage-related securities. The Fund generally invests at least 65% of its total assets in mortgage-related securities that are rated AA or higher by a nationally recognized statistical rating organization ("NRSRO") or in unrated mortgages and mortgage-related securities which, in the opinion of Key Advisers or the Sub-Adviser, are of equivalent investment quality. This is a fundamental policy which may not be changed without shareholder approval. This policy will limit the Fund's ability to invest in lower-rated securities from which a higher yield may be derived.

The mortgage-related securities in which the Fund may invest consist of pass-throughs (such as GNMAs, FNMAs and FHLMCs, CMOs, and REMICs). (See "Collateralized Mortgage Obligations and Real Estate Mortgage Investment
Conduits".) It is the Sub-Adviser's opinion that mortgage-related securities historically have provided the highest yield available on high-quality investments; nevertheless, for defensive purposes, Key Advisers or the Sub-Adviser may, at certain times, decrease the percentage of the Fund's assets invested in these instruments.

Even though the Fund will invest in high-quality assets which are expected to return 100% of their principal if held to maturity, there is risk to an investor's principal because of price changes which result from changes in interest rates. A rise in interest rates will result in a decline in the value of fixed-rate securities held by the Fund. A similar decline in interest rates would result in an increase in the value of the same assets. In general, the longer the maturity of a fixed-rate asset, the more sensitive to interest rate changes the price of the asset will be. An asset which has a fixed coupon rate and which has a longer maturity has greater price risk than a similar asset which either has a variable coupon rate or a shorter maturity. In addition, the Fund bears the risk that prepayment of underlying mortgages may occur at a higher or lower rate than the assumed prepayment rate, which may adversely affect the Fund's yield.

Key Advisers or the Sub-Adviser will consider interest rate risk as well as yield and safety of principal in managing the Fund's assets. As part of the Fund's interest rate strategy, except in unusual circumstances, the assets of the Fund as a whole will have an expected average maturity not to exceed 10 years. Individual assets may have expected average maturities which are shorter or longer than 10 years. The contractual maturity of an asset may also be substantially longer than its expected average maturity.

The Fund may invest up to 35% of the value of its total assets in (1) securities issued or guaranteed by the United States government, its agencies, and instrumentalities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks having total assets of more than $1 billion and that are members of the Federal Deposit Insurance Corporation; (3) commercial paper of prime quality rated A-1 or higher by Standard & Poor's Ratings Group ("S&P") or Prime-1 or higher by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's; (4) privately issued debt securities which, although not mortgage-related securities of the type described above, are secured by mortgages on residential properties, provided such securities are rated A or better by Moody's and S&P or, if not rated, are of equivalent investment quality as determined by Key Advisers or the Sub-Adviser (such securities may entitle the holder to participate in income derived from the mortgaged properties or from sales thereof); and (5) corporate debt obligations rated A or higher by Moody's and S&P. When business or financial conditions warrant, the Fund may take a temporary defensive position and invest without limit in the foregoing securities.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest, in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O MORTGAGE-RELATED SECURITIES. Mortgage-related securities include securities which represent or are secured by interests in pools of residential or commercial mortgage loans made by lenders such as thrift institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related, and private organizations.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly, quarterly, or semi-annual payment which generally consists of both interest and principal payments. In effect, these payments are a "pass-through" of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal generally resulting from the sale of the underlying property, refinancing, or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is difficult to predict accurately the average life of a particular pool. For pools of fixed-rate mortgages, common industry practice is to estimate the average life based on assumptions regarding prepayments. An average life based on the prepayment characteristics of the underlying mortgages will be assumed. Such assumptions will vary as a result of the particular characteristics of each pool such as interest rates and demographics.

Yields on traditional pass-through securities are typically quoted by investment dealers based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool of the mortgage-related securities. Actual prepayment experience may cause the yield to differ from the assumed average life yield if the security is priced either above or below the par amount. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus reducing or increasing the yield of the Fund.

O COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS. Collateralized Mortgage Obligations known as "CMOs" and Real Estate Mortgage Investment Conduits, known as "REMICs," are mortgage-related securities which generally distribute principal and interest from an underlying pool of mortgages monthly, quarterly, or semi-annually. The distribution is made sequentially rather than on a pro rata basis. Generally, with both the CMOs and REMICs, there are multiple classes of ownership providing for successively longer expected average maturities.

The Fund may invest in any class. The average maturity of a CMO or REMIC interest will vary based on the maturity of the underlying mortgage instruments and the rate of prepayment of such mortgages, the nature of the interest, and the payment priority of the class. Because of the multi-class structure, prepayments are more likely to shorten the average maturity of the shorter maturity classes of CMOs and REMICs than would be the case for traditional pass-through securities. As a consequence, investment in CMOs and REMICs may involve greater investment risk than investment in traditional pass-through securities.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the United States government. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal but PCs are not backed by the full faith and credit of the United States government.

Commercial banks, thrift institutions, private mortgage insurance companies, mortgage bankers, real estate developers, and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers, in addition, may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools; however, timely payment of interest and principal of these mortgage pools often is supported by various forms of insurance or guarantees. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered by the Sub-Adviser in determining whether a mortgage-related security meets the Fund's investment quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of loan characteristics, payment history, and loan experience and practices of the poolers, the Sub-Adviser determines that the securities meet the Fund's quality standards.

The size of the primary issuance market, active participation in the secondary market of securities dealers, and a diversity of investors make government and government-related pass-through pools highly liquid. Private conventional pools of mortgagees have also achieved broad market acceptance and consequently an active secondary market has emerged; however, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placement, in which case the secondary market is less liquid; those securities are considered illiquid. The Fund will not purchase mortgage-related securities, other interests in mortgages, or any other assets which, in the Sub-Adviser's opinion, are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid.

The Fund expects that governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Sub-Adviser, consistent with the Fund's investment objective, policies, and quality standards, will consider making investments in such new types of securities.

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action. Not more than 10% of the Fund's net assets will be invested in repurchase agreements having a maturity of more than seven days.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

However, if the Sub-Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or delayed delivery transactions at prices inferior to then-current market values. No when-issued or delayed delivery transactions will be made by the Fund if, as a result, more than 33 1/3% of the value of the Fund's total assets would be committed to such transactions.

O LENDING OF FUND SECURITIES. The Fund may from time to time lend securities from its portfolio to brokers, dealers, and financial institutions and receive collateral in the form of cash or U.S. Government obligations. Under the Fund's current practices (which are subject to change), the loan collateral must be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee, or affiliate of the Fund, the Victory Portfolios, Key Advisers, the Sub-Adviser, or the Distributor.

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 35.20% compared to 18.00% in the period from February 1, 1994 to October 31, 1994.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Victory Portfolios' Board of Trustees (the "Trustees") without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. The Fund may not borrow money, other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33 1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

3. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Each of the investment limitations indicated above in this subsection are fundamental, except for the limitation pertaining to illiquid securities. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees-Transfer Agent"). You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                            The Victory Fund for Income
                                            Primary Funds Service Corporation
                                            P.O.  Box 9741
                                            Providence, RI 02940-9741

Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                                            Boston Safe Deposit & Trust Co.
                                            ABA #011001234
                                            Credit PFSC DDA #16-918-8
                                            The Victory Fund for Income

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order before the close of regular trading of the New York Stock Exchange ("NYSE") which is normally 4:00 pm Eastern time (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies--Share Price"). If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                                                  DEALER
                                   CLASS A SALES CHARGE         REALLOWANCE
                               AS A % OF          AS A % OF       AS A %
                               OFFERING          NET AMOUNT     OF OFFERING
AMOUNT OF PURCHASE               PRICE            INVESTED         PRICE

Less than $49,999                  2.00%              2.04%           1.50%
$50,000 to $99,999                 1.75               1.78            1.25
$100,000 to $249,999               1.50               1.52            1.00
$250,000 to $499,999               1.25               1.27            0.75
$500,000 to $999,999               1.00               1.01            0.50
$1,000,000 and above               0.00               none                (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to .25% on such purchases.

The Distributor reserves the right to reallow the entire Commission. If that occurs, the dealer may be considered an "underwriter" under Federal securities law.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

O RIGHTS OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund, and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s), or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those described in sections 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to the Valuation Time on any Business Day (see "Shareholder Account Rules and Policies -- Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (see the definition of "Business Day" under "Shareholder Account Rules and Policies-Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

O  BY MAIL.  Send a written request to:

                           The Victory Fund for Income
                           Primary Funds Service Corporation
                           P.O.  Box 9741
                           Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may withhold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all of the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the transfer agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is ordinarily made in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 1.50% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the Internal Revenue Service (the "IRS"). At least twice a year, you will receive the Fund's financial reports.

O REDEMPTION OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the IRS) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

O EXCHANGES OR REDEMPTIONS. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Some states exempt mutual fund dividends derived from U.S. Government obligations (distinct from state and local bonds) from their state and local income taxes. However, some states may not provide this benefit and other states may limit it (e.g., New York, which generally requires at least 50% of a fund's total assets to be invested in such obligations for the exemption to apply). In addition, certain types of securities, such as repurchase agreements and certain agency-backed securities, may not qualify for this U.S. Government interest exemption. Some states may impose intangible property taxes. Shareholders will be notified annually of the extent to which the Fund's ordinary income dividends were derived from U.S. Government obligations. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATIONS.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return and yield may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share
(reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each of the Victory Portfolios is included in the Victory Portfolios' annual and semiannual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISERS AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Funds assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Funds investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of fifty one-hundredths of one percent (.50%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .35% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with First Albany Asset Management Corporation. First Albany Asset Management Corporation, 41 State Street, Albany, New York 12207, was incorporated on July 3, 1991, as a newly formed subsidiary of First Albany Companies, Inc. It utilizes the expertise of an experienced staff of research personnel employed by its affiliate, First Albany Corporation.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser a sub-advisory fee at an annual rate of .20% of the Fund's average daily net assets.

Effective May 1, 1996, the Sub-Advisory agreement between Key Advisers and First Albany will terminate. At that time Key Advisers will assume all of the duties of the Sub-Adviser described in this prospectus.

The persons primarily responsible for the investment management of the Fund as well as their previous experience is as follows:

    PORTFOLIO             MANAGING
     MANAGER             FUND SINCE       PREVIOUS EXPERIENCE

Robert T. Hennes, Jr. Since Inception,    Executive  Vice  President,   First
                      through April 30,   Albany Asset Management Corporation
                      1996                since 1991; formerly Executive Vice
                                          President and Director,  Dollar Dry
                                          Dock Bank.


Robert H. Fernald     Effective           Vice    President   and   Portfolio
                      May 1, 1996         Manager    for    Society     Asset
                                          Management,   Inc.,   beginning  in
                                          1993; and for Society National Bank
                                          since 1992;  Portfolio  Manager for
                                          Ameritrust     Company     National
                                          Association   from  1991  to  1992;
                                          formerly Vice President,  Fairfield
                                          Research Corporation.


EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as independent accountants to the Fund.

O DISTRIBUTION PLAN. The Victory Portfolios have adopted a Distribution and Service Plan ("Plan") for the Fund under Rule 12b-1. No separate payments are authorized to be made by the Fund under the Plan. Rather, the Plan recognizes that the Adviser or the Distributor may use their fee revenues, or other resources to pay expenses associated with activities primarily intended to result in the sale of the shares of the Fund. The Plan also provides that the Adviser or the Distributor may make payments from these sources to third parties, including affiliates, such as banks or broker-dealers, that engage in the sale of the shares of a Fund.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were 1.58% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts established with affiliates of the Adviser, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolios' Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Victory fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by each of the advisers for their respective employees and the Board of Trustees of the fund reviews their Codes and any substantial violations of the Codes. Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of the Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephonic communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios has the flexibility to respond to future business contingencies. For example, the Trustees have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolios' domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

As of the date of this Prospectus, the Fund offers only the class of shares offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Report at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.

























NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                     Rule 497(c)
                                                        Registration No. 33-8982


                               MANAGED BY KEYCORP











                        THE VICTORY GOVERNMENT BOND FUND



















                                  MARCH 1, 1996

The
VICTORY
Portfolios
GOVERNMENT BOND FUND

PROSPECTUS             For current yield, purchase and redemption information,
March 1, 1996                              call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the GOVERNMENT BOND FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital by investing in U.S. Government securities. The Fund's dollar-weighted average maturity will not exceed ten years.

The Fund offers two classes of shares: (1) Class A shares, which are offered at net asset value plus the applicable sales charge (maximum of 4.75% of public offering price) and (2) Class B shares, which are offered at net asset value with a maximum contingent deferred sales charge ("CDSC") of 5.0% imposed on certain redemptions. At the end of the sixth year after a purchase, the CDSC will no longer apply to redemptions. Class B shares have higher ongoing expenses than Class A shares, but automatically convert to Class A shares eight years after purchase.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal period ended October 31, 1995 have been filed with the Securities and Exchange Commission ("Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.

SHARES OF THE FUND ARE:

O    NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                              PAGE

Fund Expenses                                                     2
Financial Highlights                                              3
Investment Objective                                              4
Investment Policies and Risk Factors                              4
How to Invest, Exchange and Redeem                                7
Dividends, Distributions and Taxes                               17
Performance                                                      19
Fund Organization and Fees                                       19
Additional Information                                           22

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1)

                                             CLASS A    CLASS B

Maximum Sales Charge Imposed on Purchases
  (as a percentage of the offering price)       4.75%     none
Maximum Sales Charge Imposed on Reinvested
  Dividends                                     none      none
Deferred Sales Charge                           none      5% in the first
                                                          year, declining to
                                                          1% in the sixth year
                                                          and eliminated
                                                          thereafter
Redemption Fees                                 none      none
Exchange Fee                                    none      none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)

                                                          CLASS A    CLASS B

Management Fees(2)                                          0.28%      0.28%
Administration Fees                                         0.15%      0.15%
Rule 12b-1 Distribution Fees                                0.00%      0.75%
Other Expenses(3)                                           0.57%      0.71%
Total Fund Operating Expenses(2)(3)                         1.00%      1.89%

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) The Adviser has agreed to reduce its investment advisory fees for the indefinite future. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be .55% and "Total Fund Operating Expenses" as a percentage of average daily net assets would be 1.27% for Class A Shares and 2.16% for Class B Shares.

(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees -- Shareholder Servicing Plan.")

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                                           1 YEAR  3 YEARS  5 YEARS 10 YEARS
                                           ------  -------  ------- --------

Government Bond Fund -- Class A Shares        $57     $78    $100      $164
Government Bond Fund -- Class B Shares        $69     $89    $122      $198

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P. (for the fiscal period ended October 31, 1995) and by KPMG Peat Marwick LLP (for earlier periods), respectively, as independent accountants for the Victory Portfolios, whose reports thereon, together with the financial statements of the Fund and the Victory Government Bond Portfolio (the "Predecessor Fund"), are incorporated by reference into the Statement of Additional Information. No Class B shares were publicly issued prior to September 26, 1994, and therefore no information on Class B shares is reflected in the table below for periods prior to September 26, 1994. The information set forth below is for a share of the Fund outstanding for each period indicated.



                        THE VICTORY GOVERNMENT BOND FUND

                                                       CLASS B                                     CLASS A
                                            SIX MONTHS        SEPTEMBER 26,      SIX MONTHS
                                               ENDED             1994 TO            ENDED           YEAR ENDED       MAY 3, 1993
                                            OCTOBER 31,         APRIL 30,        OCTOBER 31,         APRIL 30,      TO APRIL 30,
                                              1995(e)          1995(a)(d)          1995(e)            1995(d)        1994(a)(d)
                                              -------          ----------          -------            -------        ----------

NET ASSET VALUE, BEGINNING
  OF PERIOD                                    $ 9.43             $ 9.25           $  9.44          $   9.45          $  10.00
Investment Activities
  Net investment income                          0.25               0.31              0.33              0.55              0.45
  Net realized and unrealized
    gains (losses) from
    investments                                  0.45               0.17              0.40             (0.02)            (0.54)
         Total from Investment
           Activities                            0.70               0.48              0.73              0.53             (0.09)
                                               ------             ------           -------           -------          --------
Distributions
  Net investment income                         (0.22)             (0.30)            (0.29)            (0.54)            (0.45)
  In excess of net investment
    income                                      (0.06)                --             (0.01)               --                --
  Net realized gains                               --                 --                --                --             (0.01)
         Total Distributions                    (0.28)             (0.30)            (0.30)            (0.54)            (0.46)
NET ASSET VALUE, END OF PERIOD                 $ 9.85             $ 9.43           $  9.87           $  9.44          $   9.45
Total Return (excludes sales
  charges)                                    7.47%(b)           5.26%(b)          7.86%(b)             5.87%           (1.06%)
                                              ------             ------           -------              -------         --------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                $  909             $  155           $27,856           $84,567          $120,636
                                               ======             ======           =======           =======          ========
Ratio of expenses to average
  net assets                                  1.82%(c)           1.43%(c)          0.92%(c)             0.63%          0.38%(c)
Ratio of net investment income
  to average net assets                       4.98%(c)           5.03%(c)          6.04%(c)             5.97%          4.61%(c)
Ratio of expenses to average
  net assets(f)                               2.12%(c)           1.60%(c)          1.06%(c)             0.98%          0.96%(c)
Ratio of net investment income
  to  average net assets(f)                   4.68%(c)           4.86%(c)          5.90%(c)             5.62%          4.03%(c)
Portfolio turnover                           68.82%            127.00%            68.82%              127.00%        121.00%


(a)      Period from commencement of operations.

(b)      Not annualized.

(c)      Annualized.

(d)      Audited by other auditors.

(e) Effective June 5, 1995, the Victory Government Bond Portfolio was reorganized as the Victory Government Bond Fund.

(f) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital by investing in U.S. Government securities. The investment objective of the Fund is fundamental and therefore may not be changed without a vote of the holders of a majority of the outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund pursues its objective by investing in a portfolio of U.S. government securities. As a fundamental policy, the Fund normally invests 100% of its total assets in U.S. government securities such as U.S. Treasury bonds, notes and bills and mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), and in repurchase agreements secured by those securities in such a manner that the Fund's dollar-weighted average maturity does not exceed ten years. However, the Fund normally holds some U.S. government securities with remaining maturities of 18 months or less. When Key Advisers or the Sub-Adviser believes market conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term securities such as bankers' acceptances, certificates of deposit and other bank obligations, repurchase agreements, short-term government or government agency obligations, and commercial paper and other short-term corporate obligations, having remaining maturities of one year or less.

The value of the Fund's securities will fluctuate in response to market conditions and the value of a share in the Fund may vary. Investors should review the investment objective and policies of the Fund and carefully consider the ability to assume any risk involved in purchasing shares of the Fund, including the risk of possible loss of principal.

Generally, bond funds offer higher yields than money market funds although unlike money market funds, the share price of bond funds fluctuates in response to changes in prevailing interest rates and may be affected by other market and credit factors. Fixed-income securities (except securities with floating or variable interest rates) are generally considered to be interest rate sensitive, which means that their value (and a Fund's share price) will tend to decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer-term securities and are less affected by changes in interest rates. The share prices and yields of the Fund are not insured or guaranteed by the U.S. Government.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments, which are short-term, high-quality debt securities, including U.S. Government obligations, commercial paper, certificates of deposit, bankers' acceptances, time deposits and short-term corporate obligations. Money market instruments may carry fixed rates of return or have variable or floating interest rates. The Fund may only invest in U.S. Government securities and money market instruments.

O COMMERCIAL PAPER. The Fund may invest in commercial paper, which consists of short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

O CERTIFICATES OF DEPOSIT. The Fund may invest in certificates of deposit, which are negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

O BANKERS' ACCEPTANCES. The Fund may invest in bankers' acceptances, which are negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

O TIME DEPOSITS. The Fund may invest in time deposits, which are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increases.

O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations.

O MORTGAGE-BACKED SECURITIES. Mortgage-backed securities purchased by the Fund are securities issued or guaranteed by agencies or instrumentalities of the U.S. Government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if Key Advisers or the Sub-Adviser determines they are consistent with the Fund's investment objective and policies. The Fund will not acquire "residual" interests in real estate mortgage investment conduits (REMICs) under current tax law in order to avoid certain potential adverse tax consequences.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government, mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

O EXTENDIBLE DEBT SECURITIES. The Fund may purchase extendible debt securities, which can be retired at the option of the Fund at various dates prior to maturity.

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company that follows the Fund's investment policy, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers and/or the Sub-Adviser. The Fund will invest only in the securities of money market funds which invest only in securities of equal or higher short-term ratings as the securities in which the Fund may invest.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal period ended October 31, 1995, the portfolio turnover rate was 68.82% compared to 127.00% in the fiscal year ended April 30, 1995.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not invest more than 5% of its total assets in the securities of any issuer (except U.S. Government securities, except that up to 25% of the Fund's total assets may be invested without regard to this limitation).

2. The Fund may not borrow money except that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment), and engage in reverse repurchase agreements in an amount not exceeding 33=% of its total assets, including the amount borrowed less liabilities other than borrowings (any borrowings exceeding this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33=% limitation), provided that any such borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

3. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Each of the investment limitations indicated above in this subsection are fundamental, except for the limitation pertaining to illiquid securities. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or for other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

O CLASS A SHARES AND CLASS B SHARES. If Class A shares are purchased, there is an initial sales charge (on investments up to $1 million). If Class B shares are purchased, there is no sales charge at the time of purchase, but if the shares are redeemed within six years, you will normally pay a contingent deferred sales charge ("CDSC") that varies depending on how long you own your shares.

O WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser:

1. AMOUNT OF INVESTMENT. If you plan to invest a substantial amount, the reduced sales charges available for larger purchases of Class A shares may be more beneficial to you. Any order for $1 million or more will only be accepted as Class A shares for that reason.

2. INVESTMENT HORIZON. While future financial needs cannot be predicted with certainty, investors who prefer not to pay an initial sales charge and who plan to hold their shares for more than six years might consider Class B shares. Investors who plan to redeem shares within eight years might prefer Class A shares.

3. DIFFERENCES IN ACCOUNT FEATURES. The dividends payable to Class B shareholders will be reduced by the additional expenses borne solely by that class, such as the asset-based sales charge to which Class B shares are subject, as described below and in the Statement of Additional Information.

A salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets (an "Investment Professional") or other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. Both the CDSC (an asset-based sales charge) for Class B shares and the front-end sales charge on sales of Class A shares are used primarily to compensate such persons.

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums. When you buy shares, be sure to specify Class A or Class B shares. If you do not make a selection, your investment will be made in Class A shares.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees -- Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will inform you if whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                           The Victory Government Bond Fund,
                           Primary Funds Service Corporation
                           P.O.  Box 9741
                           Providence, RI 02940-9741

Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                           Boston Safe Deposit & Trust Co.
                           ABA #011001234
                           Credit PFSC DDA#16-918-8
                           The Victory Government Bond Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent.

The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Class A Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price") of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

CLASS A SHARES. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                                          DEALER
                                CLASS A SALES CHARGE   REALLOWANCE
                            AS A % OF    AS A % OF      AS A % OF
                            OFFERING    NET AMOUNT      OFFERING
AMOUNT OF PURCHASE            PRICE     INVESTMENT        PRICE

Less than $49,999               4.75%        4.99%          4.00%
$50,000 to $99,999              4.50%        4.71%          4.00%
$100,000 to $249,999            3.50%        3.63%          3.00%
$250,000 to $499,999            2.25%        2.30%          2.00%
$500,000 to $999,999            1.75%        1.78%          1.50%
$1,000,000 and above            0.00%        0.00%             (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

O REDUCED SALES CHARGES FOR CLASS A SHARES. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT FOR CLASS A SHARES. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

O RIGHTS OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of Class A Shares of the Fund, and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s), or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification.

Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF CLASS A SALES CHARGES. No sales charge is imposed on sales of Class A shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1)      Current  or retired  Trustees  of the  Victory  Portfolio  and  Victory
         Shares, employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in sections 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The CDSC is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B CDSC is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Victory Portfolios redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the 6-year period. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                           CONTINGENT DEFERRED SALES CHARGE
        YEARS SINCE PURCHASE               ON REDEMPTIONS IN THAT YEAR
          PAYMENT WAS MADE             (AS % OF AMOUNT SUBJECT TO CHARGE)

                 0-1                                    5.0%
                 1-2                                    4.0%
                 2-3                                    3.0%
                 3-4                                    3.0%
                 4-5                                    2.0%
                 5-6                                    1.0%
           6 and following                              none

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

O WAIVERS OF CLASS B CDSC. The Class B CDSC will be waived if the shareholder requests it for any of the following redemptions: (1) distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the payments are no more than 12% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficial owner; (2) redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (as evidenced by a determination of disability by the Social Security Administration); (3) returns of excess contributions to Retirement Plans; and
(4) distributions of not more than 12% of the account value annually.

The CDSC is also waived on Class B shares in the following cases: (1) shares sold to Key Advisers, the Sub-Adviser or their affiliates; (2) shares issued in plans of reorganization to which the Victory Portfolios is a party; and (3) shares redeemed in involuntary redemptions as described above.

O AUTOMATIC CONVERSION OF CLASS B SHARES. Eight years after Class B shares are purchased, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements -- Class B Conversion Feature" in the Statement of Additional Information.

O DISTRIBUTION PLAN FOR CLASS B SHARES. The Victory Portfolios has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Victory Portfolios pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares. This fee is computed on the average daily net assets of Class B shares and paid monthly. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares. The asset-based sales charge increases Class B expenses by up to 0.75% of average net assets per year.

The Distributor pays sales commissions of 4.00% of the purchase price to dealers from its own resources at the time of sale. For maintaining and servicing accounts of customers invested in the Fund, First Albany and PFIC Securities Corporation may receive payments from the Distributor equal to two-thirds of the excess of the scheduled CDSC over any commission paid to the selling broker. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays and its financing costs. If the Plan is terminated by the Victory Portfolios, it provides that the Trustees may elect to continue payments for certain expenses already incurred. The payments under the Plan increase the annual expenses of Class B shares. For more details, please refer to "Advisory and Other Contracts -- Class B Shares Distribution Plan" in the Statement of Additional Information.

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day (see "Shareholder Account Rules and Policies -- Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (see the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

BY MAIL.  Send a written request to:

                                            The Victory Government Bond Fund
                                            Primary Funds Service Corporation
                                            P.O. Box 9741
                                            Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the

Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

SHAREHOLDER ACCOUNT RULES AND POLICIES

SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV of each class of shares is calculated by adding the value all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund and of the class, and then dividing the result by the number of shares of the class outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE, which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their client by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is ordinarily made in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500 you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if your Investment Professional handles your redemption, the Investment Professional may charge a separate service fee. Under the circumstances described in "How to Invest," you may be subject to a CDSC when redeeming Class B shares.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income monthly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions.

Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form

1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

O REDEMPTION OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares.It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

O EXCHANGES OR REDEMPTIONS. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Some states exempt mutual fund dividends derived from U.S. Government obligations (distinct from state and local bonds) from their state and local income taxes. However, some states do not provide this benefit (e.g., Pennsylvania) and other states may limit it (e.g., New York, which generally requires at least 50% of a fund's total assets to be invested in such obligations for the exemption to apply). In addition, certain types of securities, such as repurchase agreements and certain agency-backed securities, may not qualify for this U.S. Government interest exemption. Some states may impose intangible property taxes. Shareholders will be notified annually of the extent to which the Fund's ordinary income dividends were derived from U.S. Government obligations. Investors considering an investment in the Fund should consult their tax advisers to determine whether the Fund is suitable to their particular tax situations.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, performance information for each class of shares of the Fund showing total return of each class of shares may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in a class at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports. The Predecessor Fund's Annual Report to shareholders dated April 30, 1995, includes additional information about the performance of the Predecessor Fund. These reports are available without charge upon request by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of fifty-five one hundredths of one percent (.55%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .42% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.

The person primarily responsible for the investment management of the Fund as well as his previous experience is as follows:

                        MANAGING FUND
PORTFOLIO MANAGER           SINCE                PREVIOUS EXPERIENCE

Robert H. Fernald        March, 1994     Vice   President,   Society   Asset
                                         Management, Inc.; Portfolio Manager
                                         with Society Asset Management, Inc.
                                         since   1993,   and  with   Society
                                         National Bank since 1992; Portfolio
                                         Manager,     Ameritrust     Company
                                         National   Association   1991-1992;
                                         formerly, Vice President, Fairfield
                                         Research Corporation.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for each class of shares of the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets of each class for fees incurred in connection with the personal service and maintenance of accounts holding the shares of such class. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as independent accountants to the Fund.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory, compliance, and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets ; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.

EXPENSES

For the fiscal period ended October 31, 1995, the Fund's total operating expenses for Class A and Class B shares were 1.06% and 2.12%, respectively, of the Fund's average daily net assets, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes. Violations of the Code may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of Victory Portfolios' business, and the nature of its assets, management of Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios have the flexibility to respond to future business contingencies. For example, the Trustees have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

As of the date of this Prospectus, the Fund offers only the classes of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               MANAGED BY KEYCORP

                                 PR/GBF-165 3/96

                                                  Rule 497(c)
                                                  Registration No. 33-8982

                               MANAGED BY KEYCORP




















                      THE VICTORY GOVERNMENT MORTGAGE FUND




















                                  MARCH 1, 1996

The
VICTORY
Portfolios
GOVERNMENT MORTGAGE FUND

PROSPECTUS             For current yield, purchase and redemption information,
MARCH 1, 1996                             call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the GOVERNMENT MORTGAGE FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide a high level of current income consistent with safety of principal. The Fund pursues this objective by investing exclusively in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.

SHARES OF THE FUND ARE:

O   NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                       PAGE

Fund Expenses                                                            2
Financial Highlights                                                     3
Investment Objective                                                     4
Investment Policies and Risk Factors                                     4
How to Invest, Exchange and Redeem                                       8
Dividends, Distributions and Taxes                                      15
Performance                                                             17
Fund Organization and Fees                                              18
Additional Information                                                  20

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1)

         Maximum Sales Charge Imposed on Purchases (as a percentage of the
           offering price)                                              4.75%
         Maximum Sales Charge Imposed on Reinvested Dividends           none
         Deferred Sales Charge                                          none
         Redemption Fees                                                none
         Exchange Fee                                                   none

ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)

         Management Fees                                                .50%
         Administration Fees                                            .15%
         Other Expenses(2)                                              .25%
                                                                       ----
         Total Fund Operating Expenses(2)                               .90%
                                                                       ====

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees -- Shareholder Servicing Plan.")

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                                 1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                 ------   -------  -------  --------

Government Mortgage Fund            $56     $75       $95       $153

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for each period indicated.


                      THE VICTORY GOVERNMENT MORTGAGE FUND

                                                                                                      MAY 18,
                                                                                                      1990 TO
                                                          YEAR ENDED OCTOBER 31,                     OCT. 31,
                                             1995       1994       1993         1992        1991     1990(a)(e)

NET ASSET VALUE, BEGINNING
 OF PERIOD                                $  10.33   $  11.36   $  11.07      $ 10.73    $ 10.18     $ 10.00
                                           --------   --------   --------      -------    -------     -------
Income from Investment Activities
  Net investment income                        0.72       0.68       0.66         0.74       0.80        0.35
  Net realized and unrealized gains
    (losses) on investments                    0.62      (1.02)      0.32         0.34       0.55        0.18
                                           --------   --------   --------      -------    -------     -------
         Total from Investment
           Activities                          1.34      (0.34)      0.98         1.08       1.35        0.53
                                           --------   --------   --------      -------    -------     -------
Distributions
  Net investment income                       (0.71)     (0.67)     (0.66)       (0.74)     (0.80)      (0.35)
  Net realized gains                          (0.03)     (0.02)     (0.03)
  In excess of net realized gains             (0.05)
  Tax return of capital                       (0.02)
         Total Distributions                  (0.81)     (0.69)     (0.69)       (0.74)     (0.80)      (0.35)
                                           --------   --------   --------      -------    -------     -------
NET ASSET VALUE, END OF PERIOD             $  10.86   $  10.33   $  11.36      $ 11.07    $ 10.73     $ 10.18
                                           ========   ========   ========      =======    =======     =======
Total Return (Excludes Sales Charge)          13.55%    (3.01%)      9.05%       10.34%     13.77%    5.37%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)            $136,103   $148,168   $132,738      $73,660    $42,616     $31,972
Ratio of expenses to average net
  assets 0.77%                                 0.76%      0.75%      0.77%        0.78%               0.82%(b)
Ratio of net investment income to
  average net assets                           6.81%      6.38%      5.92%        6.82%      7.68%    7.98%(b)
Ratio of expenses to average net
  assets(d)                                    0.79%      0.96%      0.76%
Ratio of net investment income to
  average net assets(d)                        6.80%      6.18%      5.92%
Portfolio turnover                            59.14%    131.63%     50.18%       11.19%     20.70%

(a)      Period from commencement of operations.

(b)      Annualized.

(c)      Not annualized.

(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(e) This information is not included in the financial statements audited by Coopers & Lybrand L.L.P.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income consistent with safety of principal. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund will invest exclusively in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Mortgage-related securities in which the Fund may invest must be issued or guaranteed by the U.S. Government or its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank ("FHLB") and the Federal Home Loan Mortgage Corporation ("FHLMC").

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.

O GOVERNMENT MORTGAGE-BACKED SECURITIES. The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the U.S. Government.

The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allow the Fund to reinvest at increased interest rates.

O COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-related securities in which the Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

O SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate any loan and regain the right to vote if that is considered important with respect to the Fund's investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees (the "Trustees"). The Fund will limit its securities lending to 33 1/3% of total assets.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transaction only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O FUTURES CONTRACTS. The Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high-quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to liquid securities. See "Investment Limitations" below.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 59.14% compared to 131.63% in the prior fiscal year.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes one of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment of the Fund.

o The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33 1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

The investment limitation indicated above in this subsection is fundamental. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act).

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees -- Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                            The Victory Government Mortgage Fund
                            Primary Funds Service Corporation
                            P.O.  Box 9741
                            Providence, RI 02940-9741

Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                         Boston Safe Deposit & Trust Co.
                         ABA #011001234
                         Credit PFSC DDA #16-918-8
                         The Victory Government Mortgage Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Polices -- Share Price"). If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Tranfer Agent in a timely fashion in order for you to receive that day's share price.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                                            DEALER
                              CLASS A SALES CHARGE        REALLOWANCE
                          AS A % OF       AS A % OF        A A %
                          OFFERING       NET AMOUNT      OF OFFERING
AMOUNT OF PURCHASE          PRICE         INVESTED          PRICE

Less than $49,999             4.75%           4.99%         4.00%
$50,000 to $99,999            4.50%           4.71%         4.00%
$100,000 to $249,999          3.50%           3.63%         3.00%
$250,000 to $499,999          2.25%           2.30%         2.00%
$500,000 to $999,999          1.75%           1.78%         1.50%
$1,000,000 and above          0.00%          0.00%             (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

O RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund, and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refers to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts".

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the

Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are deemed to be "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day (see "Shareholder Account Rules and Policies -- Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (See the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

O  BY MAIL. Send a written request to:   The Victory Government Mortgage Fund
                                         Primary Funds Service Corporation
                                         P.O.  Box 9741
                                         Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving, and Christmas.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is ordinarily made in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may provide also additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option. Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An Internal Revenue Service ("IRS") Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

O REDEMPTIONS OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend".

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the IRS) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

EXCHANGES OR REDEMPTIONS. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Some states exempt mutual fund dividends derived from U.S. Government obligations (distinct from state and local bonds) from their state and local income taxes. However, some states do not provide this benefit (e.g., Pennsylvania) and other states may limit it (e.g., New York, which generally requires at least 50% of a fund's total assets to be invested in such obligations for the exemption to apply). In addition, certain types of securities, such as repurchase agreements and certain agency-backed securities, may not qualify for this U.S. Government interest exemption. Some states may impose intangible property taxes. Shareholders will be notified annually of the extent to which the Fund's ordinary income dividends were derived from U.S. Government obligations. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATIONS.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035. Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of fifty one hundredths of one percent (.50%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .49% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment subadvisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.

The person primarily responsible for the investment management of the Fund, as well as his previous experience, is as follows:

    PORTFOLIO             MANAGING
     MANAGER             FUND SINCE       PREVIOUS EXPERIENCE

Robert H. Fernald   November, 1994       Vice    President   and   Portfolio
                                         Manager    for    Society     Asset
                                         Management,   Inc.,   beginning  in
                                         1993, and for Society National Bank
                                         since 1992;  Portfolio  Manager for
                                         Ameritrust     Company     National
                                         Association   from  1991  to  1992;
                                         formerly    Vice    President    of
                                         Fairfield Research Corporation.



EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.


                                     - 20 -
KL2:130846.1

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as independent accountants to the Fund.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory, compliance, and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .79% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently, there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory Fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes. Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios have the flexibility to respond to future business contingencies. For example, the Trustees have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

As of the date of this Prospectus, the Fund offers only the class of shares offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the

Victory  Portfolios for the most recent fiscal year or semi-annual period and to
provide  the  views  of  Key  Advisers,   the  Sub-Adviser  and/or  the  Victory
Portfolios' officers regarding expected trends and strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Report at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.











































NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                             Rule 497(c)
                                             Registration No. 33-8982

                               MANAGED BY KEYCORP



















                             THE VICTORY GROWTH FUND















                                  MARCH 1, 1996

The
VICTORY
Portfolios
GROWTH FUND

PROSPECTUS           For current yield, purchase and redemption information,
March 1, 1996                           call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the GROWTH FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of
KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the
"Sub-Adviser" or "Society). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide long-term growth of capital. The Fund pursues this objective by investing primarily in common stocks of issuers listed on a nationally recognized exchange with an emphasis on companies with superior prospects for long-term earnings growth and price appreciation.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or calling 800-539-3863.

SHARES OF THE FUND ARE:

O   NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                     PAGE

Fund Expenses                                                            2
Financial Highlights                                                     3
Investment Objective                                                     4
Investment Policies and Risk Factors                                     4
How to Invest, Exchange and Redeem                                       8
Dividends, Distributions and Taxes                                      16
Performance                                                             18
Fund Organization and Fees                                              19
Additional Information                                                  21

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1)

         Maximum Sales Charge Imposed on Purchases (as a percentage of
           the offering price)                                           4.75%
         Maximum Sales Charge Imposed on Reinvested Dividends            none
         Deferred Sales Charge                                           none
         Redemption Fees                                                 none
         Exchange Fee                                                    none

ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)

         Management Fees                                                 1.00%
         Administration Fees                                              .15%
         Other Expenses(2)                                                .25%
                                                                         ----
         Total Fund Operating Expenses(2)                                1.40%
                                                                         ====

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) These amounts include an estimate of shareholder servicing fees the Fund expects to pay (see "Fund Organization and Fees -- Shareholder Servicing Plan").

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                         1 YEAR     3 YEARS       5 YEARS     10 YEARS
                         ------     -------       -------     --------

Growth Fund                 $61       $90           $120          $207

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for each period indicated.

                             THE VICTORY GROWTH FUND

                                                                FISCAL            DECEMBER 3,
                                                              YEAR ENDED            1993 TO
                                                              OCTOBER 31,         OCTOBER 31,
                                                                1995(D)             1994(A)
                                                                -------             -------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  10.23              $ 10.00
                                                                --------              -------
Income from Investment Activities
  Net investment income                                             0.11                 0.10
  Net realized and unrealized gains from investments                1.97                 0.22
                                                                --------              -------
         Total from Investment Activities                           2.08                 0.32
                                                                --------              -------
Distributions
  Net investment income                                            (0.11)               (0.09)
  Net realized gains                                               (0.05)
                                                                --------
         Total Distributions                                       (0.16)               (0.09)
                                                                --------              -------
NET ASSET VALUE, END OF PERIOD                                  $  12.15              $ 10.23
                                                                ========              =======
Total Return (Excludes Sales Charge)                               20.54%             3.22%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                                 $108,253              $66,921
Ratio of expenses to average net assets                             1.07%             0.94%(c)
Ratio of net investment income to average net assets                1.00%             1.10%(c)
Ratio of expenses to average net assets(e)                          1.42%             1.51%(c)
Ratio of net investment income to average net assets(e)             0.65%             0.52%(c)
Portfolio Turnover                                                107.13%               28.09%

(a)      Period from commencement of operations.

(b)      Not Annualized.

(c)      Annualized.

(d) Effective June 5, 1995, the Victory Equity Portfolio merged into the Growth Fund. Financial highlights for the period prior to June 5, 1995 represent the Growth Fund.

(e) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund pursues its objective by investing primarily in common stocks of issuers listed on a nationally recognized exchange with an emphasis on companies with superior prospects for long-term earnings growth and price appreciation. Under normal market conditions, Key Advisers or the Sub-Adviser selects securities issued by companies with above-average growth rates, high return on equity, high rate of reinvestment in the company, and strong balance sheets.

The Fund may also invest in preferred stocks, investment-grade corporate bonds and notes, warrants, and high quality short-term debt obligations (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. However, the Fund will limit such investments to 20% of its respective total assets.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O SHORT-TERM OBLIGATIONS. There may be times when, in Key Advisers' or the Sub-Adviser's opinion, market conditions warrant that, for temporary defensive purposes, the Fund may hold more than 20% of its total assets in short-term obligations. To the extent that the Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include "high quality" liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days, and United States Treasury Bills. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity. For a discussion of repurchase agreements, see below.

O INVESTMENT GRADE AND HIGH QUALITY SECURITIES. "Investment grade" obligations are those rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical ratings organization ("NRSRO") or, if unrated, are obligations that Key Advisers or the Sub-Adviser determine to be of comparable quality. The applicable securities ratings are described in the Appendix to the Statement of Additional Information. "High-Quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's Corporation or "P-1" or "P-2" by Moody's Investors Service, Inc.) or (2) are unrated by an NRSRO but are determined by Key Advisers or the SubAdviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Victory Portfolios Board of Trustees (the "Trustees").

O FOREIGN SECURITIES. The Fund may invest in equity securities of foreign issuers, including securities traded in the form of American Depository Receipts. The Fund will limit its investments in such securities to 20% of its total assets. The Fund will not hold foreign currency as a result of investment in foreign securities.

Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.
Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. Key Advisers or the SubAdviser will take such factors into consideration in managing the Fund's investments.

O FUTURES CONTRACTS. The Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuations tends to increase as maturity of the security increases.

O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.

O SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate any loan and regain the right to vote if that is considered important with respect to the Fund's investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser. has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees (the "Trustees"). The Fund will limit its securities lending to 33 1/3 % of total assets.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase Investment Grade variable and floating rate notes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's total net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations."

O OPTIONS.  The Fund may write  call  options  from time to time.  The Fund will write only covered call options (options on securities owned by the Fund and index options). Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction", i.e., the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on any particular security. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options. The Fund intends to limit its investment in call and index options to 25% of its total assets.

Certain investment management techniques which the Fund may use, such as the purchase and sale of futures and options (described above), may expose the Fund to special risks. These products may be used to adjust the risk and return characteristics of the Fund's portfolio of investments. These various products may increase or decrease exposure to fluctuation in security prices, interest rates, or other factors that affect security values, regardless of the issuer's credit risk. Regardless of whether the intent was to decrease risk or increase return, if market conditions do not perform consistently with expectations, these products may result in a loss. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater risk of loss than more traditional equity investments.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 107.13% compared to 28.09% in the fiscal period from December 3, 1993 to October 31, 1994.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33 1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Each of the investment limitations indicated above in this subsection are fundamental, except for the limitation pertaining to illiquid securities. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or for other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees -- Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate transactions by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" below for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                             The Victory Growth Fund
                             Primary Funds Service Corporation
                             P.O.  Box 9741
                             Providence, RI 02940-9741

Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                         Boston Safe Deposit & Trust Co.
                         ABA #011001234
                         Credit PFSC DDA #16-918-8
                         The Victory Growth Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price"). If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                                                    DEALER
                                        CLASS A SALES CHARGE      REALLOWANCE
                                    AS A % OF     AS A % OF          AS A %
                                    OFFERING     NET AMOUNT        OF OFFERING
AMOUNT OF PURCHASE                    PRICE       INVESTED            PRICE

Less than $49,999                       4.75%         4.99%          4.00%
$50,000 to $99,999                      4.50%         4.71%          4.00%
$100,000 to $249,999                    3.50%         3.63%          3.00%
$250,000 to $499,999                    2.25%         2.30%          2.00%
$500,000 to $999,999                    1.75%         1.78%          1.50%
$1,000,000 and above                    0.00%         0.00%            (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% of such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

O RIGHTS OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons(which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those described in sections 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund. If a Fund has only one class of shares that does not have a class designation they are deemed to be "Class A" shares for exchange purposes. At present, not all of the funds offer the same classes of shares. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. In some cases, sales charges may be imposed on exchange transactions. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to the Valuation Time on any Business Day. (See "Shareholder Account Rules and Policies --Share Price".)

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (See the definition of "Business Day" under "Shareholder Account Rules and Policies -- "Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

O  BY MAIL.  Send a written request to:

                                          The Victory Growth Fund
                                          Primary Funds Service Corporation
                                          P.O.  Box 9741
                                          Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the

Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing), participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the Internal Revenue Service (the "IRS"). At least twice a year, you will receive the Fund's financial reports.

O REDEMPTIONS OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that the Fund will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but only a portion thereof may qualify for the 70% dividends-received deduction for corporate shareholders (which portion may not exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund and must be designated by the Fund as so qualifying). Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. Such distributions are not eligible for the dividends-received deduction. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the the IRS) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

Income from securities of foreign issuers may be subject to foreign withholding taxes. Credit for such foreign taxes, if any, will not pass through to the shareholders.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws of the shareholder's jurisdiction. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATION.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and data reported are not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semiannual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of one percent (1.00%) of the average daily net assets of the Fund. The investment advisory fee paid by the Fund is higher than the advisory fees paid by most mutual funds, although the Trustees believe such fees to be comparable to advisory fees paid by many funds having similar objectives and policies. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .71% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment subadvisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .65% of the first $10 million of average daily net assets; .50% of the next $15 million of average daily net assets; .40% of the next $25 million of average daily net assets; and .35% of average daily net assets in excess of $50 million.

The person primarily responsible for the investment management of the Fund as well as his previous experience is as follows:

    PORTFOLIO        MANAGING
     MANAGER        FUND SINCE       PREVIOUS EXPERIENCE

William F. Ruple    June, 1995    Vice President and Portfolio Manager with
                                  Society Asset Management since December, 1992;
                                  Portfolio Manager with Society National Bank from 1989 to December 1992.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as independent accountants to the Fund.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory, compliance, and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .30% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .05% of the next $25 million of average daily net assets; and .00% of average daily net assets in excess of $50 million.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were 1.42% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolios Delaware Trust Instrument. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios have the flexibility to respond to future business contingencies. For example, the Trustees have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

As of the date of this Prospectus, the Fund offers only the class of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the

Victory  Portfolios for the most recent fiscal year or semi-annual period and to
provide  the  views  of  Key  Advisers,   the  Sub-Adviser  and/or  the  Victory
Portfolios' officers regarding expected trends and strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Report at no cost by writing to the Fund at the address listed on page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.











































NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               MANAGED BY KEYCORP       Rule 497(c)
                                                        Registration No. 33-8982


                   THE VICTORY INSTITUTIONAL MONEY MARKET FUND














                                  MARCH 1, 1996

The
VICTORY
Portfolios
Institutional Money Market Fund
PROSPECTUS               For current yield, purchase and redemption information,
March 1, 1996                               call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the INSTITUTIONAL MONEY MARKET FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the
"Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund's investment objective is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Fund pursues this objective by investing primarily in a portfolio of high-quality, U.S. dollar-denominated money market instruments.

The Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest, and shares of the Fund are offered at net asset value.

The Fund offers two classes of shares: Investor Shares and Select Shares. The Investor Shares are sold at net asset value without a sales load, and are not subject to a shareholder servicing fee; the Investor Shares are available to certain institutions. The Select Shares are sold at net asset value without a sales load but are subject to a shareholder servicing fee not to exceed 0.25% of the aggregate net assets of that class; such fees are paid to bank trust departments and other financial institutions that provide shareholder services to shareholders of the Select Shares Class.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.

SHARES OF THE FUND ARE:

O        NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                       PAGE

Fund Expenses                                                                2
Financial Highlights                                                         3
Investment Objective                                                         4
Investment Policies and Risk Factors                                         4
How to Invest, Exchange and Redeem                                           9
Dividends, Distributions and Taxes                                          15
Performance                                                                 17
Fund Organization and Fees                                                  17
Additional Information                                                      20

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1)

                                                       INVESTOR    SELECT
                                                        SHARES     SHARES

Maximum Sales Charge Imposed on Purchases (as a
  percentage of the offering price)                        none      none
Maximum Sales Charge Imposed on Reinvested Dividends       none      none
Deferred Sales Charge                                      none      none
Redemption Fees                                            none      none
Exchange Fee                                               none      none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)

                                               INVESTOR      SELECT
                                                SHARES*     SHARES**

Management Fees(2)                                  .10%         .10%
Administration Fee(2)                               .06%         .06%
Other Expenses                                      .11%      .36%(3)
                                                  -----        -----
Total Fund Operating Expenses(4)                    .27%         .52%
                                                  =====        =====


(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) The Adviser and the Administrator have agreed to reduce their fees for the indefinite future. Absent the voluntary reduction of investment advisory and administration fees, "Management Fees" and "Administration Fees" as a percentage of average daily net assets would be .25% and .15%, respectively.

(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay (see "Fund Organization and Fees -- Shareholder Servicing Plan").

(4) Absent the voluntary reductions referred to in footnote (2) above, "Total Fund Operating Expenses" as a percentage of average daily net assets for Investor and Select Shares would be .51% and .76%, respectively.

 *       Investor Shares was formerly known as Institutional Shares.

**       Select Shares was formerly known as Service Shares.

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                                       1 YEAR   3 YEARS    5 YEARS    10 YEARS
                                       ------   -------    -------    --------

Institutional Money Market Fund --
  Investor Shares                          $3       $ 9        $15         $34
Institutional Money Market Fund --
  Select Shares                            $5       $17        $29         $65


The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that each class of shares of the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A

REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund, for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P. for the fiscal period ended October 31, 1995 and by KPMG Peat Marwick LLP independent accountants, for all earlier periods, respectively, whose reports thereon, together with the financial statements of the Fund and the Predecessor Fund, are incorporated by reference into the Statement of Additional Information. The Predecessor Fund offered Investor Shares only. The information set forth below is for a share of the Fund outstanding throughout each period indicated.




                                             THE VICTORY INSTITUTIONAL MONEY MARKET FUND

                             SELECT      INVESTOR
                             SHARES       SHARES
                          JUNE 5, 1995  SIX MONTHS
                               TO          ENDED
                           OCTOBER 31,  OCTOBER 31,                                                   YEAR ENDED APRIL 30,
                           1995(A)(E)     1995(E)     1995(D)     1994(D)     1993(D)      1992(D)     1991(D)     1990(D)
                           ----------     -------     -------     -------     -------      -------     -------     -------
NET ASSET VALUE, BEGINNING
  OF PERIOD                  $ 1.000      $ 1.000     $ 1.000     $ 1.000      $ 1.000     $ 1.000     $ 1.000     $ 1.000
                             -------      -------     -------     -------      -------     -------     -------     -------
Income from Investment
  Activities
  Net nvestment income         0.012        0.290       0.500       0.028        0.032       0.051       0.076       0.087
Distributions
  Net investment income       (0.012)      (0.290)     (0.500)     (0.028)      (0.032)     (0.051)     (0.076)     (0.087)
                             -------      -------     -------     -------      -------     -------     -------     -------
NET ASSET VALUE, END
  OF PERIOD                  $ 1.000      $ 1.000     $ 1.000     $ 1.000      $ 1.000     $ 1.000     $ 1.000     $ 1.000
                             =======      =======     =======     =======      =======     =======     =======     =======
Total Return                 1.23%(b)     2.90%(b)       4.91%       2.80%        3.26%       5.21%       7.83%       8.95%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of
  Period (000)               $11,479     $504,536    $449,814    $541,229     $155,097    $177,640    $248,515    $178,208
Ratio of expenses to
  average net assets         0.51%(c)     0.26%(c)       0.27%       0.55%        0.43%       0.30%       0.30%        .30%
Ratio of net investment
  income to average
  net assets                 5.33%(c)     5.69%(c)       4.91%       2.78%        3.19%       5.06%       7.46%       8.63%
Ratio of expenses to
  average net assets(g)      1.00%(c)     0.49%(c)       0.51%       0.55%        0.48%       0.42%       0.44%       0.43%
Ratio of net investment
  income to average
  net assets(g)              4.84%(c)     5.46%(c)       4.67%       2.78%        3.14%       4.94%       7.32%





NET ASSET VALUE, BEGINNING      1989(D)     1988(D)     1987(D)     1986(D)
  OF PERIOD                     -------     -------     -------     -------

Income from Investment
  Activities                    $ 1.000     $ 1.000     $ 1.000      $ 1.000
  Net nvestment income          -------     -------     -------      -------
Distributions
  Net investment income
                                  0.082       0.068       0.061        0.075
NET ASSET VALUE, END
  OF PERIOD                      (0.082)  (0.068)(f)  (0.061)(f)      (0.075)
                                -------  -------     -------         -------
Total Return
RATIOS/SUPPLEMENTAL DATA:       $ 1.000     $ 1.000     $ 1.000      $ 1.000
Net Assets, End of              =======     =======     =======      =======
  Period (000)                     8.46%       6.98%       6.21%        7.72%
Ratio of expenses to
  average net assets
Ratio of net investment        $133,492    $172,151    $106,961      $56,260
  income to average
  net assets                        .29%        .25%        .24%         .39%
Ratio of expenses to
  average net assets(g)
Ratio of net investment            8.21%    6.94%(f)    6.02%(f)     7.58%(f)
  income to average
  net assets(g)                    0.36%       0.25%       0.24%        0.39%


(a)      Period from commencement of operations.

(b)      Not Annualized.

(c)      Annualized.

(d)      Audited by other auditors.

(e)      Effective  June  5,  1995,  the  Victory   Institutional  Money  Market
         Portfolio became the Institutional Money Market Fund, and the Fund commenced offering separate share classes.

(f) Through March 13, 1988, distributions were declared from the total of net investment income, net realized gain/(loss) on investments and unrealized appreciation (depreciation) of investments. Subsequently, distributions have been declared solely from net investment income.

(g) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The Fund's objective is to obtain as high a level of current income as is consistent with preserving capital and providing liquidity through investment in high-quality U.S. dollar-denominated money-market instruments. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding voting securities (as defined in the Statement of Additional Information). There is no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund pursues its objective by investing in the following high-quality, U.S. dollar-denominated money market instruments with remaining maturities of 397 days or less at the time of purchase by the Fund and average maturity, computed on a dollar weighted basis, of 90 days or less:

o        obligations   of  domestic   financial   institutions   consisting   of
         certificates of deposit, bankers' acceptances and time deposits.

o obligations of foreign branches of U.S. banks (Eurodollars) including certificates of deposit, bankers' acceptances and time deposits.

o        obligations  of  the  U.S.   government  or  any  of  its  agencies  or
         instrumentalities which may be backed by the credit-worthiness of the issuing agency.

o short-term corporate obligations, consisting of commercial paper, notes, and bonds, with remaining maturities of 397 days or less.

o repurchase agreements with member banks of the Federal Reserve System and primary dealers in U.S. government securities with respect to any security in which the Fund is authorized to invest.

o other short-term debt obligations of domestic issuers discussed in this prospectus.

The Fund will only purchase obligations that at the time of purchase (a) are rated high quality by at least two nationally recognized statistical rating organizations ("NRSRO"); (b) are rated high quality if rated by only one rating service; or (c) if unrated, are determined to be of equivalent quality pursuant to procedures reviewed by the Board of Trustees of the Victory Portfolios (the "Trustees"). Obligations that are not rated are not necessarily of lower quality than those which are rated, but may be less marketable and therefore may provide higher yields.

Currently, only obligations in the top two categories are considered to be rated high quality for commercial paper and other short-term debt. The two highest rating categories for such instruments of Duff, Fitch, Moody's and S&P are Duff 1 and Duff 2, Fitch-1 and Fitch-2, Prime-1 and Prime-2, and A-1 and A-2, respectively. As required by Rule 2a-7 under the Investment Company Act of 1940, as amended ("Rule 2a-7"), the Fund is not permitted to invest more than 5% of its total assets in securities that would be considered to be in the second highest rating category, and, subject to this limitation, the Fund may not invest more than the greater of 1% of its total assets or $1 million in such securities of any one issuer. However, the Fund currently has a nonfundamental policy to purchase only commercial paper which is rated in the single highest category by at least one NRSRO as outlined above, or which, if unrated, is deemed to be of equivalent quality pursuant to procedures reviewed by the Trustees. The Fund may purchase an instrument rated below the highest category by an NRSRO if two other NRSROs have given that instrument a highest quality rating, and if Key Advisers or the Sub-Adviser considers that the instrument is of highest quality and presents minimal credit risks.

For other corporate obligations, i.e., those initially issued as longer-term debt, the two highest rating categories are Duff 1 and Duff 2, AAA and AA by Fitch, Aaa and Aa by Moody's, and AAA and AA by S&P. For a more complete description of these ratings, see the Appendix to the Statement of Additional Information.

Available cash invested in the Fund earns income at current money market rates while remaining conveniently liquid. In order to provide full liquidity, the Fund will seek to maintain a stable $1.00 share price; limit portfolio average maturity to 90 days or less; buy U.S. dollar-denominated securities which mature in 397 days or less; and buy only high quality securities with minimal credit risks. The Trustees will monitor the quality of the Fund's investments.

A stable $1.00 share price cannot be guaranteed, but the above practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Fund invests in high quality securities, investors should be aware that an investment is not without risk even if all securities are paid in full at maturity. All money market instruments, including U.S. government securities, can change in value when interest rates or an issuer's creditworthiness changes.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments, which are short-term, high-quality debt securities, including U.S. government obligations, commercial paper, certificates of deposit, bankers' acceptances, time deposits and short-term corporate obligations. Money market instruments may carry fixed rates of return or have variable or floating interest rates.

O COMMERCIAL PAPER. The Fund may invest in short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

O CERTIFICATES OF DEPOSIT. The Fund may invest in negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

O BANKERS' ACCEPTANCES. The Fund may invest in negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

O TIME DEPOSITS. The Fund may invest in non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

O EURODOLLARS. The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars). Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of portfolio securities may be held outside of the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. Key Advisers or the Sub-Adviser carefully considers these factors when making investments. The Fund does not limit the amount of its assets which can be invested in any one type of instrument or in any foreign country in which a branch of a U.S. bank or the parent of a U.S. branch is located. Investments in obligations of foreign branches of U.S. banks may be subject to an overall limit of 25% of total assets which may be invested in a single industry.

O SHORT-TERM CORPORATE OBLIGATIONS. Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate notes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 10% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O MASTER DEMAND NOTES. Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower.

O MORTGAGE-BACKED SECURITIES. Mortgage-backed securities purchased by the Fund are securities issued or guaranteed by agencies or instrumentalities of the U.S. government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if Key Advisers or the Sub-Adviser determines they are consistent with the Fund's investment objective and policies. The Fund will not acquire "residual" interests in real estate mortgage investment conduits ("REMICs") under current tax law in order to avoid certain potential adverse tax consequences.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government, mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. The rate of prepayments is generally expected to increase in periods of declining interest rates. Consequently, in such periods, some of the Fund's higher-yielding securities may be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuations tends to increase as maturity of the security increases.

O U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high-quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations" below.

O SHORT-TERM FUNDING AGREEMENTS. The Fund may invest in short-term funding agreements (sometimes referred to as "GICs") issued by insurance companies. Pursuant to a short-term funding agreement, the Fund invests an amount of cash with an insurance company and the insurance company generally credits such investment on a monthly basis with guaranteed payment of interest. The Fund will purchase a short-term funding agreement only when Key Advisers and the Sub-Adviser have determined, under guidelines established by the Victory Portfolios' Board of Trustees, that the agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that possess the highest short-term rating from an NRSRO not affiliated with the issuer or guarantor of the instrument. The Fund may receive all principal and accrued interest on a short-term funding agreement at any time upon thirty days' written notice. Because the Fund may not receive the principal amount of a short-term funding agreement from the insurance company on seven days' notice or less, a short-term funding agreement is considered an illiquid investment and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's net assets.

O SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers and the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund an amount equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers and the Sub-Adviser have determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets. This limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33=% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

2. The Fund will not purchase a security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         With respect to the remaining 25% of the Fund's total assets, the Fund may invest up to 10% of its total assets in bankers' acceptances, certificates of deposit and time deposits of a single bank; however, in order to comply with Rule 2a-7 under the 1940 Act, as a matter of nonfundamental policy, the Fund will generally not invest more than 5% of its total assets in the securities of any one issuer. (Note: In accordance with Rule 2a-7, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days.)

4. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may invest more than 25% of its total assets in the securities of banks.

Each of the investment limitations indicated above in this subsection are fundamental, except for the limitations pertaining to illiquid securities and compliance with Rule 2a-7. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

The Fund offers investors two different classes of shares. The different classes of share represent investments in the same portfolio of securities but are subject to different expenses.

O HOW ARE SHARES PURCHASED? Investor Shares and Select Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. For both classes, the minimum investment is $1,000,000 for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums. When you buy shares, be sure to specify Investor or Select shares.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees--Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the SubAdviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                    The Victory Institutional Money Market Fund
                                    Primary Funds Service Corporation
                                    P.O.  Box 9741
                                    Providence, RI 02940-9741

Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                                    Boston Safe Deposit & Trust Co.
                                    ABA #011001234
                                    Credit PFSC DDA #16-918-8
                                    The Victory Institutional Money Market Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the net asset value that is next determined after the Transfer Agent receives the purchase order. The net asset value of each share of the Fund is determined on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price") normally 2:00 p.m. Eastern time, and all net income of the Fund is declared as a dividend to the Fund's shareholders of record as of that time. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to begin earning dividends on the Business Day when the order to purchase such shares is deemed to have been received as provided above.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

O DISTRIBUTION PLAN. The Victory Portfolio has adopted a Distribution and Service Plan ("Plan") for the Fund under Rule 12b-1 under the 1940 Act. No separate payments are authorized to be made by the Fund under the Plan. Rather, the Plan recognizes that the Adviser or the Distributor may use their fee revenues, or other resources to pay expenses associated with activities primarily intended to result in the sale of the shares of the Fund. The Plan also provides that the Adviser or the Distributor may make payments from these sources to third parties, including affiliates, such as banks or broker-dealers, that engage in the sale of the shares of a Fund.

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $1,000,000, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the net asset value next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-shelter plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

Exchanges into a fund with a sales charge will be processed at the offering price, unless the shares of the Fund that you wish to exchange were acquired by exchanging shares of a fund of the Victory Group that were originally purchased subject to a sales charge; in that event, the shares will be exchanged on the basis of current net asset values plus any difference in the sales charge originally paid and the sales charge applicable to the shares you wish to acquire through the exchange. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to the applicable valuation time for both Funds involved in the exchange on any Business Day (see "Shareholder Account Rules and Policies--Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by the applicable valuation time that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (See the definition of "Business Day" under "Shareholder Account Rules and Policies--Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request.

You may redeem shares in several ways:

O  BY MAIL.  Send a written request to:

                                 The Victory Institutional Money Market Fund
                                 Primary Funds Service Corporation
                                 P.O.  Box 9741
                                 Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before the valuation time (normally 2:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $1,000,000, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record.

SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV per share for each class of shares is calculated by adding the value of all of the Fund's investments, plus cash and other assets, deducting liabilities of the Fund and of the class, and then dividing the result by the number of shares of the class outstanding. The NAV of each class of shares of the Fund is determined and its shares are normally priced as of 2:00 p.m. Eastern time (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of a class of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

The Fund's assets are valued on the basis of amortized cost. This means valuation assumes a steady rate of payment from the date of purchase until maturity instead of looking at actual changes in market value. Although the Fund seeks to maintain an NAV of $1.00 for each class of its shares, there can be no assurance that it will be able to do so.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o Payment for redeemed shares is ordinarily made in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $1,000,000, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor at its expense, may provide cash compensation to dealers in connection with sales of Select Shares of the Fund. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent necessary to qualify for favorable federal tax treatment. The Fund accrues and declares dividends from its net investment income daily and pays such dividends on or around the second Business Day of the succeeding month.

DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the dividend payment date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the last day of the preceding month.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased as of the dividend payment date. If you are reinvesting dividends of the Fund in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price for such other fund. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend payment date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the Internal Revenue Service (the "IRS"). At least twice a year, you will receive the Fund's financial reports.

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. The Fund does not expect to realize any such capital gain. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares and may also be subject to state and local taxes. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the IRS) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

REDEMPTIONS OR EXCHANGES

Investors may realize a gain or loss for federal tax purposes when redeeming (selling) or exchanging shares of the Fund, although no gain or loss would normally be expected in the case of the Fund if its NAV per share does not deviate from $1.00. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Some states exempt mutual fund dividends derived from U.S. Government obligations (distinct from state and local bonds) from their state and local income taxes. However, some states do not provide this benefit (e.g., Pennsylvania) and other states may limit it (e.g., New York, which generally requires at least 50% of a fund's total assets to be invested in such obligations for the exemption to apply). Shareholders will be notified annually of the extent to which the Fund's ordinary income dividends were derived from U.S. Government obligations. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATIONS.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, the Fund's "yield," "effective yield" and "average annual total return" for each class of shares may be presented in advertisements, sales literature and in reports to shareholders. The "yield" is based upon the income earned by each class of shares of the Fund over a seven-day period, which is then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" of each class of shares of the Fund is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in shares of the class and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in each class of shares of the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of a class of shares of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund's investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of twenty-five one-hundredths of one percent (.25%) of the Fund's average daily net assets. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .12% of the Fund's average daily net assets.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows: .25% of the first $10 million of average daily net assets; .20% of the next $15 million of average daily net assets; .15% of the next $25 million of average daily net assets; and .125% of average daily net assets in excess of $50 million.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING -- SELECT SHARES

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Select Shares class of the Fund. In accordance with the Shareholder Servicing Plan for the Select Shares, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets of such class for fees incurred in connection with the personal service and maintenance of accounts holding the shares of such class. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder
Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A. an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as independent accountants to the Fund.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory, compliance and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .20% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .075% of average daily net assets in excess of $50 million.

EXPENSES

For the fiscal period ended October 31, 1995, the Fund's total operating expenses were .49% of the average daily net assets of the Investor Shares and 1.00% of the average daily net assets of the Select Shares, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes. Violations of the respective Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios have the flexibility to respond to future business contingencies. For example, the Trustees have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

As of the date of this Prospectus, the Fund offers only the classes of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.









NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                             Rule 497(c)
                                             Registration No. 33-8982

                               MANAGED BY KEYCORP













                      THE VICTORY INTERMEDIATE INCOME FUND
















                                  MARCH 1, 1996

The
VICTORY
Portfolios
INTERMEDIATE INCOME FUND

PROSPECTUS              For current yield, purchase and redemption information,
MARCH 1, 1996                              call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the INTERMEDIATE INCOME FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide a high level of income. The Fund pursues this objective by investing in debt securities issued by corporations and the U.S. Government and its agencies and instrumentalities.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.

SHARES OF THE FUND ARE:

O        NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                          PAGE

Fund Expenses                                                                2
Financial Highlights                                                         3
Investment Objective                                                         4
Investment Policies and Risk Factors                                         4
How to Invest, Exchange and Redeem                                          10
Dividends, Distributions and Taxes                                          18
Performance                                                                 20
Fund Organization and Fees                                                  20
Additional Information                                                      23

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSE(1)

Maximum Sales Charge Imposed on Purchases (as a percentage of the
  offering price)                                                       4.75%
Maximum Sales Charge Imposed on Reinvested Dividends                    none
Deferred Sales Charge                                                   none
Redemption Fees                                                         none
Exchange Fee                                                            none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)

Management Fees(2)                                                       .57%
Administration Fees                                                      .15%
Other Expenses(3)                                                        .23%
                                                                        ----
Total Fund Operating Expenses(2)(3)                                      .95%
                                                                        ====

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) The Adviser has agreed to reduce its investment advisory fees and/or reimburse expenses for the indefinite future. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be .75% and "Total Fund Operating Expenses" as a percentage of average daily net assets would be 1.13%.

(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay (see "Fund Organization and Fees -- Shareholder Servicing Plan").

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                                    1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                    ------    -------   -------   --------

         Intermediate Income Fund      $57      $76        $98        $159

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for each period indicated.

                                       THE VICTORY INTERMEDIATE INCOME FUND

                                                                               DECEMBER 10,
                                                           YEAR ENDED            1993 TO
                                                           OCTOBER 31,         OCTOBER 31,
                                                              1995               1994(A)
                                                              ----               -------
NET ASSET VALUE, BEGINNING OF PERIOD                         $   9.25             $  10.00
                                                             --------             --------
Income from Investment Activities
  Net investment income                                          0.60                 0.52
  Net realized and unrealized gains (losses)
    on investments                                               0.44                (0.76)
                                                             --------             --------
         Total from Investment Activities                        1.04                (0.24)
                                                             --------             --------
Distributions
  Net investment income                                         (0.60)               (0.51)
                                                             --------             --------
  NET ASSET VALUE, END OF PERIOD                             $   9.69             $   9.25
                                                             ========             ========
Total Return (Excludes Sales Charge)                            11.65%           (2.48%)(b)
Net Assets, End of Period (000)                              $163,281             $112,923
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets                          0.82%             0.79%(c)
Ratio of net investment income to average net assets             6.32%             6.23%(c)
Ratio of expenses to average net assets(d)                       1.06%             1.25%(c)
Ratio of net investment income to average net assets(d)          6.08%             5.77%(c)
Portfolio turnover                                              98.07%               55.06%

(a)      Period from commencement of operations.

(b)      Not annualized.

(c)      Annualized.

(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of income. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund pursues its objective by investing primarily in debt securities issued by corporations and the U.S. Government and its agencies and instrumentalities.

Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in investment-grade bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest in state and municipal securities when, in the opinion of Key Advisers or the Sub-Adviser, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, and securities of other investment companies. Some of the securities in which the Fund invests may have warrants or options attached.

Under normal market conditions, the Fund intends to maintain a dollar-weighted average portfolio maturity of approximately three to eight years. However, for temporary defensive purposes, as determined by Key Advisers or the Sub-Adviser, the Fund may extend or shorten the dollar-weighted average maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors.

Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value. Because the Fund invests in debt securities, which fluctuate in value, the Fund's shares will fluctuate in value. All debt securities purchased by the Fund will be investment grade.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O INVESTMENT GRADE SECURITIES. "Investment Grade" obligations are those rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical ratings organization ("NRSRO") or, if unrated, are obligations that Key Advisers or the Sub-Adviser determine to be of comparable quality. The applicable securities ratings are described in the Appendix to the Statement of Additional Information.

O BONDS, NOTES AND DEBENTURES OF U.S. CORPORATE ISSUERS. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations.

Bonds, notes and debentures in which the Fund may invest may differ in interest rates, maturities and times of issuance. The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of fund securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

O U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk is minimal.

O GOVERNMENT MORTGAGE-BACKED SECURITIES. The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the U.S. Government.

The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment create scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses), nothwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during period when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal prepayments by mortgage-backed securities allows the Fund to reinvest at increased interest rates.

O MORTGAGE-RELATED SECURITIES ISSUED BY NON-GOVERNMENTAL ENTITIES. The Fund may invest in mortgage-related securities issued by non-governmental entities.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, Key Advisers or the Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in Key Advisers or the Sub-Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include collateralized mortgage obligations ("CMOs") and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities" above. Estimated average life will be determined by Key Advisers or the Sub-Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, Key Advisers or the Sub-Adviser will rely on such data except to the extent such data are deemed unreliable by Key Advisers or the Sub-Adviser. Key Advisers or the Sub-Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

O COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-related securities in which the Fund may invest may also include CMOs. CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

O SHORT-TERM OBLIGATIONS. These instruments may include high quality liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and United States Treasury Bills. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity. For a discussion of repurchase agreements, see below.

O INTERNATIONAL BONDS. The Fund may invest in Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). The Fund may also invest in Canadian and Supranational Agency Bonds (e.g., International Monetary Fund). (See "Foreign Securities" for a description of risks associated with investments in foreign securities.)

O FOREIGN SECURITIES. The Fund may invest in debt securities of foreign issuers, including securities traded in the form of American Depository Receipts. The Fund will limit its investments in such securities to 20% of its total assets. The Fund will not hold foreign currency as a result of investment in foreign securities.

Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.
Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. Key Advisers or the Sub-Adviser will take such factors into consideration in managing the Fund's investments.

O FUTURES CONTRACTS. The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. Government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increases.

O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This amount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuation in value due to changes in interest rates than interest-paying U.S. Treasury obligations. The Fund will limit its investments in such instruments to 20% of its total assets.

O SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate any loan and regain the right to vote if that is considered important with respect to the Fund's investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees (the "Trustees"). The Fund will limit its securities lending to 33 1/3% of total assets.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high-quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commerical Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations."

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 98.07% compared to 55.06% in the fiscal period December 10, 1993 to October 31, 1994.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other that (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33 1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

2. The Fund will not purchase a security if, as as result, more that 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry.

The investment limitations set forth above in this subsection are fundamental, except that the limitation pertaining to illiquid securities is non-fundamental. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the invesment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees--Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                            The Victory Intermediate Income Fund
                                            Primary Funds Service Corporation
                                            P.O. Box 9741
                                            Providence, RI 02940-9741

Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                                            Boston Safe Deposit & Trust Co.
                                            ABA #011001234
                                            Credit PFSC DDA#16-918-8
                                            The Victory Intermediate Income Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value per share ("NAV") that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies--Share Price"). If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                                               DEALER
                                   CLASS A SALES CHARGE       REALLOWANCE
                               AS A % OF     AS A % OF           AS A %
                               OFFERING     NET AMOUNT        OF OFFERING
AMOUNT OF PURCHASE               PRICE       INVESTED            PRICE

Less than $49,999                  4.75%         4.99%          4.00%
$50,000 to $99,999                 4.50%         4.71%          4.00%
$100,000 to $249,999               3.50%         3.63%          3.00%
$250,000 to $499,999               2.25%         2.30%          2.00%
$500,000 to $999,999               1.75%         1.78%          1.50%
$1,000,000 and above               0.00%         0.00%               (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

O RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund, and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those described in sections 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee.

Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gains dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the NAV as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day (see "Shareholder Account Rules and Policies -- Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (See the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

O  BY MAIL.  Send a written request to:    The Victory Intermediate Income Fund
                                           Primary Funds Service Corporation
                                           P.O.  Box 9741
                                           Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE, which is normally 4:00 p.m. Eastern Time (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is ordinarily made in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS.

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date, and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the Internal Revenue Service ("IRS"). At least twice a year, you will receive the Fund's financial reports.

O REDEMPTIONS OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the IRS) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

O EXCHANGES OR REDEMPTIONS. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Some states exempt mutual fund dividends derived from U.S. Government obligations (distinct from state and local bonds) from their state and local income taxes. However, some states may not provide this benefit and other states may limit it (e.g., New York, which generally requires at least 50% of a fund's total assets to be invested in such obligations for the exemption to apply). In addition, certain types of securities, such as repurchase agreements and certain agency-backed securities, may not qualify for this U.S. Government interest exemption. Some states may impose intangible property taxes. Shareholders will be notified annually of the extent to which the Fund's ordinary income dividends were derived from U.S. Government obligations. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATIONS.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a shareholders's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thiry-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and data reported are not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of seventy-five one hundredths of one percent (.75%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .51% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.

The person primarily responsible for the investment management of the Fund as well as his previous experience is as follows:

    PORTFOLIO         MANAGING
     MANAGER         FUND SINCE      PREVIOUS EXPERIENCE

David M. Baccile    March 1996     Portfolio Manager, Society Asset Management,
                                   Inc., beginning in 1994; Credit Analyst and
                                   Fixed Income Trader for KeyCorp since 1990.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as independent accountants to the Fund.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory, compliance, and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets ; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were 1.06% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes. Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios have the flexibility to respond to future business contingencies. For example, the Trustees have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

As of the date of this Prospectus, the Fund offers only the class of shares offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Report at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.










NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               MANAGED BY KEYCORP      Rule 497(c)
                                                       Registration No. 33-8982














                    THE VICTORY INVESTMENT QUALITY BOND FUND
















                                  MARCH 1, 1996

The
VICTORY
Portfolios
INVESTMENT QUALITY BOND FUND

PROSPECTUS            For current yield, purchase and redemption information,
MARCH 1, 1996                             call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the INVESTMENT QUALITY BOND FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the
"Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The  Fund  seeks to  provide  a high  level of  income.  The Fund  pursues  this
objective  by  investing   primarily   in   investment-grade   bonds  issued  by
corporations and the U.S. Government and its agencies or instrumentalities.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940- 9741, or by calling 800-539-3863.

SHARES OF THE FUND ARE:

O        NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                          PAGE

Fund Expenses                                                                2
Financial Highlights                                                         3
Investment Objective                                                         4
Investment Policies and Risk Factors                                         4
How to Invest, Exchange and Redeem                                          10
Dividends, Distributions and Taxes                                          18
Performance                                                                 20
Fund Organization and Fees                                                  20
Additional Information                                                      23

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1)

Maximum Sales Charge Imposed on Purchases (as a percentage of
  the offering price)                                                   4.75%
Maximum Sales Charge Imposed on Reinvested Dividends                    none
Deferred Sales Charge                                                   none
Redemption Fees                                                         none
Exchange Fee                                                            none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)

Management Fees(2)                                                     .62%
Administration Fees                                                    .15%
Other Expenses(3)                                                      .23%
                                                                      ----
Total Fund Operating Expenses(2)(3)                                   1.00%
                                                                      ====

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) The Adviser has agreed to reduce its investment advisory fees for the indefinite future. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be 0.75%, and "Total Operating Expenses" as a percentage of average daily net assets would be 1.13%.

(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay (see "Fund Organization and Fees--Shareholder Servicing Plan").

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                                         1 YEAR    3 YEARS   5 YEARS  10 YEARS
                                         ------    -------   -------  --------

         Investment Quality Bond Fund       $57      $78       $100       $164

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for each period indicated.

                                     THE VICTORY INVESTMENT QUALITY BOND FUND

                                                                        DECEMBER 10,
                                                    YEAR ENDED            1993 TO
                                                    OCTOBER 31,         OCTOBER 31,
                                                       1995               1994(A)
                                                       ----               -------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   9.10              $ 10.00
                                                      --------              -------
Income from Investment Activities
  Net investment income                                   0.62                 0.53
  Net realized and unrealized gains (losses)
    on investments                                        0.67                (0.92)
                                                      --------              -------
         Total from Investment Activities                 1.29                (0.39)
                                                      --------              -------
Distributions
  Net investment income                                  (0.63)               (0.51)
                                                      --------              -------
NET ASSET VALUE, END OF PERIOD                        $   9.76              $  9.10
                                                      ========              =======
Total Return (Excludes Sales Charge)                     14.63%           (3.92%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                       $125,248              $94,685
Ratio of expenses to average net assets                   0.88%             0.79%(c)
Ratio of net investment income to
  average net assets                                      6.59%             6.33%(c)
Ratio of expenses to average net assets(e)                1.10%             1.25%(c)
Ratio of net investment income to average
  net assets(e)                                           6.37%             5.87%(c)
Portfolio turnover                                      160.01%               89.92%


(a)      Period from commencement of operations.

(b)      Not Annualized.

(c)      Annualized.

(d) Effective June 5, 1995, the Victory Corporate Bond Portfolio merged into the Investment Quality Bond Fund. Financial highlights for the periods prior to June 5, 1995 represent the Investment Quality Bond Fund.

(e) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of income. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund pursues its objective by investing primarily in investment-grade  bonds
issued  by   corporations   and  the  U.S.   Government   and  its  agencies  or
instrumentalities.

Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in investment-grade bonds. The Fund's investments will include debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest in state and municipal securities when, in the opinion of Key Advisers or the Sub-Adviser, their yields are competitive with those of comparable taxable debt obligations. In addition, up to 20% of the value of the Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, and securities of other investment companies. Some of the securities in which the Fund invests may have warrants or options attached.

All instruments purchased by the Fund will be rated, at the time of purchase, within the four highest rating categories by a nationally recognized statistical ratings organization ("NRSRO") (investment grade) or, if unrated, will be of comparable quality, as determined by Key Advisers or the Sub-Adviser.

Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O INVESTMENT GRADE AND HIGH QUALITY SECURITIES. "Investment Grade" obligations are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that Key Advisers or the Sub-Adviser determine to be of comparable quality. The applicable securities ratings are described in the Appendix to the Statement of Additional Information. "High-Quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's Corporation or "P-1" or "P-2" by Moody's Investors Service, Inc.) or (2) are unrated by an NRSRO but are determined by Key Advisers or the Sub-Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.

O BONDS, NOTES AND DEBENTURES OF U.S. CORPORATE ISSUERS. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations. Bonds, notes and debentures in which the Fund may invest may differ in interest rates, maturities and times of issuance. The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise.
Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of Fund securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

O ZERO COUPON BONDS. The Fund is permitted to purchase zero coupon U.S. Government securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest the interest payments at higher rates in the future. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as the maturity of the security increases.

O SHORT-TERM OBLIGATIONS. These instruments may include High Quality liquid debt securities, such as commercial paper, certificates of deposit, bankers' acceptances, and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements which mature in less than seven days and United States Treasury Bills. Banker's acceptances are instruments of U.S. banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity. For a discussion of repurchase agreements, see below.

O INTERNATIONAL BONDS. The Fund may invest in Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). The Fund may also invest in Canadian and Supranational Agency Bonds (e.g., International Monetary Fund). (See "Foreign Securities" for a description of risks associated with investments in foreign securities.)

O FOREIGN SECURITIES. The Fund may invest up to 20% of the value of its total assets in debt securities of foreign issuers, including foreign banks. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.
Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. Key Advisers or the Sub-Adviser will take such factors into consideration in managing the Fund's investments. The Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments.

O FUTURES CONTRACTS. The Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

O U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.

O GOVERNMENT MORTGAGE-BACKED SECURITIES. The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the United States Government.

The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in greater price and yield volatility than is the case with traditional fixed income securities.

The major  differences  typically  include more frequent  interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allow the Fund to reinvest at increased interest rates.

O COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-related securities in which the Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

O MORTGAGE-RELATED SECURITIES ISSUED BY NON-GOVERNMENTAL ENTITIES. The Fund may invest in mortgage-related securities issued by non-governmental entities.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, Key Advisers or the Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of Key Advisers or the Sub-Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities". Estimated average life will be determined by Key Advisers or the Sub-Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, Key Advisers or the Sub-Adviser will rely on such data except to the extent such data are deemed unreliable by Key Advisers or the Sub-Adviser. Key Advisers or the Sub-Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

O SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate any loan and regain the right to vote if that is considered important with respect to the Fund's investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees (the "Trustees"). The Fund will limit its securities lending to 33 1/3% of total assets.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in High Quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations".

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers of the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 160.01% compared to 89.92% in the fiscal period from December 10, 1993 to October 31, 1994.

Certain investment management techniques which the Fund may use may expose the Fund to special risks. The products utilized in this technique may be used to adjust the risk and return characteristics of the Fund's portfolio of investments. These various products may increase or decrease exposure to fluctuation in security prices, interest rates, or other factors that affect security values, regardless of the issuer's credit risk. Regardless of whether the intent was to decrease risk or increase return, if market conditions do not perform consistently with expectations, these products may result in a loss. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater risk of loss than more traditional equity investments.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33 1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

The investment limitation indicated above pertaining to borrowing is fundamental, while the investment limitation pertaining to illiquid securities is non-fundamental. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees--Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your
Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                    The Victory Investment Quality Bond Fund
                                    Primary Funds Service Corporation
                                    P.O. Box 9741
                                    Providence, RI 02940-9741

Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                                    Boston Safe Deposit & Trust Co.
                                    ABA #011001234
                                    Credit PFSC DDA #16-918-8
                                    The Victory Investment Quality Bond Fund

You must include your account number, your name(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price"). If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the

Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                                                  DEALER
                                     CLASS A SALES CHARGE       REALLOWANCE
                                 AS A % OF          AS A % OF      A A %
                                 OFFERING          NET AMOUNT   OF OFFERING
AMOUNT OF PURCHASE                 PRICE            INVESTED       PRICE

Less than $49,999                    4.75%              4.99%         4.00%
$50,000 to $99,999                   4.50%              4.71%         4.00%
$100,000 to $249,999                 3.50%              3.63%         3.00%
$250,000 to $499,999                 2.25%              2.30%         2.00%
$500,000 to $999,999                 1.75%              1.78%         1.50%
$1,000,000 and above                 0.00%             0.00%              (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

O RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s), or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those described in sections 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement
Accounts ("IRAs") and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund. If a fund has only one class of shares that does not have a class designation, they are deemed to be "Class A" shares for exchange purposes. At present, not all of the funds offer the same two classes of shares. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. In some cases, sales charges may be imposed on exchange transactions. Please refer to the Statement of Additional Information for more details about this policy.

Telephone  exchange  requests  may be made  either by  calling  your  Investment
Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time (normally 4:00 p.m. Eastern time) on any Business Day. (See "Shareholder Account Rules and Policies -- Share Price.")

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m., Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a

"market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business. (See the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price.") Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

O  BY MAIL. Send a written request to: The Victory Investment Quality Bond Fund
                                        Primary Funds Service Corporation
                                        P.O.  Box 9741
                                        Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE which is normally 4:00 p.m., Eastern time (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date, and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the Internal Revenue Service (the "IRS"). At least twice a year, you will receive the Fund's financial reports.

O EXCHANGES OR REDEMPTIONS. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the IRS) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

O EXCHANGES OR REDEMPTIONS. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Some states exempt mutual fund dividends derived from U.S. Government obligations (distinct from state and local bonds) from their state and local income taxes. However, some states may not provide this benefit and other states may limit it (e.g., New York, which generally requires at least 50% of a fund's total assets to be invested in such obligations for the exemption to apply). In addition, certain types of securities, such as repurchase agreements and certain agency-backed securities, may not qualify for this U.S. Government interest exemption. Some states may impose intangible property taxes. Shareholders will be notified annually of the extent to which the Fund's ordinary income dividends were derived from U.S. Government obligations. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD

CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATIONS.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual report and semi-annual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust, although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996 the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of seventy-five one-hundredths of one percent (.75%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .52% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of the Fund's average daily net assets as follows: .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.

The person primarily responsible for the investment management of the Fund, as well as his previous experience, is as follows:

    PORTFOLIO            MANAGING
     MANAGER            FUND SINCE       PREVIOUS EXPERIENCE

Richard T. Heine   Commencement      Vice    President   and   Portfolio
                   of Operations     Manager    for    Society     Asset
                                     Management, Inc. beginning in 1993;
                                     Vice    President   and   Portfolio
                                     Manager for Society  National  Bank
                                     since 1992; with Ameritrust Company
                                     National  Association  from 1973 to
                                     1992


EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolio at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as independent accountants to the Fund.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory, compliance, and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets ; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were 1.10% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes. Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios' business, and the nature of its assets, management of Victory Portfolios believe that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios have the flexibility to respond to future business contingencies. For example, the Trustees have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

As of the date of this Prospectus, the Fund offers only the class of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ( "Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.







































NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                       Rule 497(c)
                                                       Registration No. 33-8982


                               MANAGED BY KEYCORP










                      THE VICTORY LIMITED TERM INCOME FUND


















                                  MARCH 1, 1996

The
VICTORY
Portfolios
LIMITED TERM INCOME FUND

PROSPECTUS              For current yield, purchase and redemption information,
MARCH 1, 1996                                 call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the LIMITED TERM INCOME FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide income consistent with limited fluctuation of principal. The Fund pursues this objective by investing in a portfolio of high grade, fixed income securities with a dollar-weighted average maturity of one to five years, based on remaining maturities.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.

SHARES OF THE FUND ARE:

O        NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                  PAGE

Fund Expenses                                                         2
Financial Highlights                                                  3
Investment Objective                                                  4
Investment Policies and Risk Factors                                  4
How to Invest, Exchange and Redeem                                   10
Dividends, Distributions and Taxes                                   18
Performance                                                          20
Fund Organization and Fees                                           20
Additional Information                                               23

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSE(1)

Maximum Sales Charge Imposed on Purchases (as a percentage of
  the offering price)                                                  2.00%
Maximum Sales Charge Imposed on Reinvested Dividends                   none
Deferred Sales Charge                                                  none
Redemption Fees                                                        none
Exchange Fee                                                           none

ANNUAL FUND OPERATING EXPENSES  (as a percentage of average daily net assets)

Management Fees                                                         .50%
Administration Fees                                                     .15%
Other Expenses(2)                                                       .21%
                                                                       ----
Total Fund Operating Expenses(2)                                        .86%
                                                                       ====

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay (see "Fund Organization and Fees--Shareholder Servicing Plan").

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                                     1 YEAR     3 YEARS   5 YEARS     10 YEARS
                                     ------     -------   -------     --------

         Limited Term Income Fund       $29       $47        $67          $124

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for each period indicated.

                      THE VICTORY LIMITED TERM INCOME FUND

                                                                                                                      OCTOBER 20,
                                                                                                                        1989 TO
                                                                             YEARS ENDED OCTOBER 31,                  OCTOBER 31,
                                                  1995(D)      1994        1993         1992       1991        1990     1989(A)
                                                  -------      ----        ----         ----       ----        ----     -------

NET ASSET VALUE, BEGINNING OF PERIOD             $   9.88     $ 10.53     $ 10.45      $ 10.33    $ 10.02     $ 10.04     $ 10.00
                                                 --------     -------     -------      -------    -------     -------     -------
Investment Activities
  Net investment income                              0.57        0.54        0.57         0.64       0.73        0.76        0.02
  Net realized and unrealized gains
    (losses) from investments                        0.27       (0.61)       0.08         0.13       0.31       (0.01)       0.02
                                                 --------     -------     -------      -------    -------     -------     -------
        Total from Investment Activities             0.84       (0.07)       0.65         0.77       1.04        0.75        0.04
                                                 --------     -------     -------      -------    -------     -------     -------
Distributions
  Net investment income                             (0.57)      (0.54)      (0.57)       (0.64)     (0.73)      (0.77)
  In excess of net realized gains                               (0.04)                   (0.01)
                                                 --------     -------     -------      -------
        Total Distributions                         (0.57)      (0.58)      (0.57)       (0.65)     (0.73)      (0.77)
                                                 --------     -------     -------      -------    -------     -------
NET ASSET VALUE, END OF PERIOD                   $  10.15     $  9.88     $ 10.53      $ 10.45    $ 10.33     $ 10.02     $ 10.04
                                                 ========     =======     =======      =======    =======     =======     =======
Total Return (Excludes Sales Charge)                 8.77%     (0.66%)       6.39%        7.77%     10.82%       7.75%    0.40%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                  $172,002     $79,150     $81,771      $55,565    $43,763     $31,303     $29,834
Ratio of expenses to average net assets              0.78%       0.79%       0.77%        0.78%      0.80%       0.82%    0.64%(b)
Ratio of net investment income to
  average net assets                                 5.77%       5.29%       5.49%        6.18%      7.20%       7.63%    7.56%(b)
Ratio of expenses to average net assets(e)           0.79%       0.97%       0.78%
Ratio of net investment income to
  average net assets(e)                              5.76%       5.10%       5.48%
Portfolio turnover                                  97.25%      41.26%      50.27%       14.97%      9.79%

(a)     Period from commencement of operations.

(b)     Annualized.

(c)     Not Annualized.

(d) Effective June 5, 1995, the Victory Short-Term Government Income Portfolio merged into the Limited Term Income Fund. Financial highlights for the periods prior to June 5, 1995 represent the Limited Term Income Fund.

(e) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek to provide income consistent with limited fluctuation of principal. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The  Fund  will  invest  in  high  grade,   fixed  income   securities   with  a
dollar-weighted average maturity of one to five years, based upon remaining maturities.

Under normal market conditions, the Fund will invest in debt securities such as corporate bonds, debentures and notes, equipment lease and trust certificates, collateralized mortgage obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and fixed-income securities convertible into, or exchangeable for, common stocks, as well as repurchase agreements collateralized by such instruments. In addition, a portion of the Fund may from time to time be invested in first mortgage loans, income participation loans, and participation certificates in pools of mortgages, all of which are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or debt securities backed by pools of automobile or other commercial or consumer finance loans ("asset-backed securities," as further described below). Some of the securities in which the Fund invests may have warrants or options attached.

The Fund will invest only in high-grade debt securities; i.e., those which are rated at the time of purchase in one of the three highest rating groups assigned by a nationally recognized statistical ratings organization ("NRSRO") or, if unrated, which Key Advisers or the Sub-Adviser deems to be of comparable quality. For a description of such NRSROs, see the Appendix to the Statement of Additional Information.

Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value. Because the Fund invests primarily in debt securities, which fluctuate in value, the Fund's shares will fluctuate in value.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O BONDS, NOTES AND DEBENTURES OF U. S. CORPORATE ISSUERS. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations. Bonds, notes and debentures in which the Fund may invest may differ in interest rates, maturities and times of issuance. The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise.
Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of Fund securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

O ZERO COUPON BONDS. The Fund is permitted to purchase zero coupon U.S. Government securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increase.

O SHORT-TERM OBLIGATIONS. There may be times when, in Key Advisers' or the Sub-Adviser's opinion market conditions warrant that, for temporary defensive purposes, the Fund may hold more than 20% of its total assets in short-term obligations. To the extent that the Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and United States Treasury Bills. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity. See "Repurchase Agreements".

O INTERNATIONAL BONDS. The Fund may invest in Euro and Yankee obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"). The Fund may also invest in Canadian and Supranational Agency Bonds (e.g., International Monetary Fund). (See "Foreign Securities" for a description of risks associated with investments in foreign securities.)

O FOREIGN SECURITIES. The Fund may invest up to 20% of the value of its total assets in debt securities of foreign issuers, including foreign banks. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.
Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. Key Advisers or the Sub-Adviser will take such factors into consideration in managing the Fund's investments. The Fund will not hold foreign currency in amounts exceeding 5% of its assets as a result of such investments.

O ASSET-BACKED SECURITIES. These are debt securities backed by pools of automobile or other commercial or consumer finance loans. The collateral backing asset-backed securities cannot be foreclosed upon. These issues are normally traded over-the-counter and typically have a short to intermediate maturity structure, depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

O U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing

Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.

O GOVERNMENT MORTGAGE-BACKED SECURITIES. The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the United States Government.

The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However, during periods of rising interest rates, principal repayments by mortgage-backed securities allow the Fund to reinvest at increased interest rates.

O COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-related securities in which the Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

O MORTGAGE-RELATED SECURITIES ISSUED BY NON-GOVERNMENTAL ENTITIES. The Fund may invest in mortgage-related securities issued by non-governmental entities.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, Key Advisers or the Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of Key Advisers or the Sub-Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities". Estimated average life will be determined by Key Advisers or the Sub-Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, Key Advisers or the Sub-Adviser will rely on such data except to the extent such data are deemed unreliable by Key Advisers or the Sub-Adviser. Key Advisers or the Sub-Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

O SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate any loan and regain the right to vote if that is considered important with respect to the Fund's investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees (the "Trustees"). The Fund will limit its securities lending to 33 1/3% of total assets.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase investment grade variable and floating rate notes. "Investment grade" obligations are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that Key Advisers or the Sub-Adviser determine to be of comparable quality. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O FUTURES CONTRACTS. The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities as defined in the Statement of Additional Information that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations" below.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 97.25% compared to 41.26% in the prior fiscal year.

Certain investment management techniques which the Fund may use may expose the Fund to special risks. The products utilized in these techniques may be used to adjust the risk and return characteristics of the Fund's portfolio of investments. These various products may increase or decrease exposure to fluctuation in security prices, interest rates, or other factors that affect security values, regardless of the issuer's credit risk. Regardless of whether the intent was to decrease risk or increase return, if market conditions do not perform consistently with expectations, these products may result in a loss. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater risk of loss than more traditional equity investments.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33 1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

The investment policy described above pertaining to borrowing is fundamental, while the investment policy pertaining to illiquid securities is non-fundamental. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent changes in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees--Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                    The Victory Limited Term Income Fund
                                    Primary Funds Service Corporation
                                    P.O.  Box 9741
                                    Providence, RI 02940-9741

Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                                    Boston Safe Deposit & Trust Co.
                                    ABA #011001234
                                    Credit PFSC DDA#16-918-8
                                    The Victory Limited Term Income Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day (as defined in

"Shareholder Account Rules and Policies -- Share Price"). If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                                              DEALER
                           CLASS A SALES CHARGE            REALLOWANCE
                       AS A % OF          AS A % OF           AS A %
                       OFFERING          NET AMOUNT        OF OFFERING
AMOUNT OF PURCHASE       PRICE            INVESTED            PRICE

Less than $49,999          2.00%              2.04%              1.50%
$50,000 to $99,999         1.75%              1.78%              1.25%
$100,000 to $249,999       1.50%              1.52%              1.00%
$250,000 to $499,999       1.25%              1.27%              0.75%
$500,000 to $999,999       1.00%              1.01%              0.50%
$1,000,000 and above       0.00%             0.00%                   (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

O RIGHTS OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund, and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s), or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those described in sections 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this fund only for Class A shares of another fund. At present, not all of the funds offer the same classes of shares. If a fund has only one class of shares that does not have a class designation, they are deemed to be "Class A" shares for exchange purposes. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. In some cases, sales charges may be imposed on exchange transactions. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day (see "Shareholder Account Rules and Policies -- Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (see the definition of "Business Day" under "Shareholder Account Rules and Policies"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

O  BY MAIL.  Send a written request to: The Victory Limited Term Income Fund
                                        Primary Funds Service Corporation
                                        P.O.  Box 9741
                                        Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer

Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV," means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 1.50% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after record date, and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the Internal Revenue Service (the "IRS"). At least twice a year, you will receive the Fund's financial reports.

O EXCHANGES OR REDEMPTIONS. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that the Fund will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the IRS) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

O EXCHANGES OR REDEMPTIONS. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Some states exempt mutual fund dividends derived from U.S. Government obligations (distinct from state and local bonds) from their state and local income taxes. However, some states may not provide this benefit and other states may limit it (e.g., New York, which generally requires at least 50% of a fund's total assets to be invested in such obligations for the exemption to apply). In addition, certain types of securities, such as repurchase agreements and certain agency-backed securities, may not qualify for this U.S. Government interest exemption. Some states may impose intangible property taxes. Shareholders will be notified annually of the extent to which the Fund's ordinary income dividends were derived from U.S. Government obligations. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD

CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATIONS.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of fifty one-hundredths of one-percent (.50%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .49% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the SubAdviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.

The person primarily responsible for the investment management of the Fund, as well as his previous experience, is as follows:

    PORTFOLIO           MANAGING
     MANAGER           FUND SINCE            PREVIOUS EXPERIENCE

Robert H. Fernald   January, 1995   Vice  President and  Portfolio  Manager for
                                    Society Asset Management,  Inc.,  beginning
                                    in   1993;   Portfolio   Manager,   Society
                                    National Bank since 1992; Portfolio Manager for Ameritrust Company National Association from 1991-1992; formerly Vice President,
                                    Fairfield Research Corporation.
EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses.Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as independent accountants to the Fund.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory, compliance, and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were 0.79% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently, there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which requires investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory Fund. The Code also prohibits investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes. Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios have the flexibility to respond to future business contingencies. For example, the Trustees have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

As of the date of this Prospectus, the Fund offers only the class of shares offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Report at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.





















































NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                     Rule 497(c)
                                                        Registration No. 33-8982

                               MANAGED BY KEYCORP










                    THE VICTORY NATIONAL MUNICIPAL BOND FUND


























MARCH  1,  1996

The
VICTORY
Portfolios
NATIONAL MUNICIPAL BOND FUND

PROSPECTUS               For current yield, purchase and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the NATIONAL MUNICIPAL BOND FUND (the "Fund"), a non-diversified fund. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the
"Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital.

The Fund offers two classes of shares: (1) Class A shares, which are offered at net asset value plus the applicable sales charge (maximum of 4.75% of public offering price) and (2) Class B shares, which are offered at net asset value with a maximum contingent deferred sales charge ("CDSC") of 5.0% imposed on certain redemptions. At the end of the sixth year after purchase, the CDSC will no longer apply to redemptions. Class B shares have higher ongoing expenses than Class A shares, but automatically convert to Class A shares eight years after purchase.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.

SHARES OF THE FUND ARE:

O     NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                        PAGE

Fund Expenses                                                               2
Financial Highlights                                                        3
Investment Objective                                                        4
Investment Policies and Risk Factors                                        4
How to Invest, Exchange and Redeem                                          8
Dividends, Distributions and Taxes                                         17
Performance                                                                19
Fund Organization and Fees                                                 20
Additional Information                                                     23

                                  FUND EXPENSES

         The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1).

                                                        CLASS A            CLASS B
Maximum Sales Charge Imposed on Purchases (as a
  percentage of the offering price)                       4.75%     none
Maximum Sales Charge Imposed on Reinvested Dividends      none      none
Deferred Sales Charge                                     none      5% in the first
                                                                    year, declining to
                                                                    1% in the sixth year
                                                                    and eliminated
                                                                    thereafter
Redemption Fees                                           none      none
Exchange Fee                                              none      none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)

                                                 CLASS A          CLASS B

         Management Fees(2)                       0.00%              0.00%
         Administration Fees(2)                   0.00%              0.00%
         Rule 12b-1 Distribution Fees             0.00%              0.75%
         Other Expenses(3)                        0.00%              0.25%
         Total Fund Operating Expenses(3)         0.00%              1.00%

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) The Adviser and the Administrator have agreed to reduce their fees for the indefinite future and reimburse the Fund for these expenses. Absent the voluntary reduction of investment advisory and administration fees, "Management Fees" and "Administration Fees" as a percentage of average daily net assets would be .55% and .15%, respectively.

(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees -- Shareholder Servicing Plan.") Absent the voluntary reductions and reimbursements referred to in footnote (2) above, "Total Fund Operating Expenses" as a percentage of average daily net assets for Class A and Class B shares would be .95% and 1.70%, respectively.

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period:

                                 1 YEAR    3 YEARS     5 YEARS     10 YEARS
                                 ------    -------     -------     --------

National Municipal Bond Fund --
  Class A Shares                    $48      $48          $48           $48
National Municipal Bond Fund --
  Class B Shares                    $60      $62          $75           $94

         The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund and its predecessor, a portfolio of The Victory Funds (the "Predecessor Fund"), for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P. (for the fiscal period ended October 31, 1995) and by KPMG Peat Marwick LLP (for earlier periods), respectively, as independent auditors for the Victory Portfolios, whose reports thereon, together with the financial statements of the Fund and the Predecessor Fund, are incorporated by reference into the Statement of Additional Information. No Class B shares were publicly issued prior to September 26, 1994, and therefore no information on Class B shares is reflected in the table below for periods prior to September 26, 1994. The information set forth below is for a share of the Fund outstanding for each period indicated.

                    THE VICTORY NATIONAL MUNICIPAL BOND FUND

                                                              CLASS B                          CLASS A
                                                    SIX MONTHS       SEPT. 26,      SIX MONTHS                       FEB. 3,
                                                       ENDED          1994 TO          ENDED        YEAR ENDED       1994 TO
                                                     OCT. 31,        APRIL 30,       OCT. 31,        APRIL 30,      APRIL 30,
                                                      1995(E)       1995(A)(D)        1995(E)         1995(D)      1994(A)(D)
                                                      -------       ----------        -------         -------      ----------

NET ASSET VALUE, BEGINNING OF PERIOD                    $ 9.59          $ 9.53         $  9.59           $ 9.64         $10.00
                                                        ------          ------         -------           ------         ------
Income From Investment Activities
  Net investment income                                   0.20            0.28            0.24             0.44           0.08
  Net realized and unrealized gains
    (losses) from investments                             0.47            0.05            0.46            (0.05)         (0.36)
                                                        ------          ------         -------           ------         ------
         Total from Investment Activities                 0.67            0.33            0.70             0.39          (0.28)
Distributions
  Net investment income                                  (0.19)          (0.27)          (0.23)           (0.44)         (0.08)
                                                        ------          ------         -------           ------         ------
NET ASSET VALUE, END OF PERIOD                          $10.07          $ 9.59         $ 10.06           $ 9.59         $ 9.64
                                                        ======          ======         =======           ======         ======
Total Return (excludes sales charges)                     6.99%(b)        3.54%(b)        7.39%(b)         4.21%         (2.82%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                           $456            $147         $11,964           $5,118           $494
Ratio of expenses to average
  net assets                                              0.96%(c)       (0.05%)(c)      0.02%(c)         0.20%          0.65%(c)
Ratio of net investment income
  (loss) to average net assets                            4.15%(c)        4.35%(c)       5.11%(c)         5.01%          3.15%(c)
Ratio of expenses to average net
  assets(f)                                               3.67%(c)        2.63%(c)       2.57%(c)         3.95%         26.10%(c)
Ratio of net investment income
  (loss) to average net assets(f)                         1.44%(c)        1.67%(c)       2.56%(c)         1.26%        (22.30%)(c)
Portfolio turnover                                       72.46%          52.00%         72.46%           52.00%         13.00%

(a)   Period from commencement of operations.

(b)   Not Annualized.

(c)   Annualized.

(d)   Audited by auditors other than Coopers & Lybrand L.L.P.

(e) Effective June 5, 1995, the Victory National Municipal Bond Portfolio became the National Municipal Bond Fund.

(f) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current interest income, exempt from federal income taxes, as is consistent with the preservation of capital. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund invests primarily in municipal bonds of varying maturities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest from which, in the opinion of bond counsel for the issuer, is exempt from federal income tax. Key Advisers and the Sub-Adviser anticipate that the Fund ordinarily will be fully invested in obligations of municipalities whose interest is exempt from federal income tax; under normal conditions, 80% or more of its income distributions will be exempt from federal income taxes, including the alternative minimum tax. The ability of the Fund to meet its investment objective is affected by the ability of municipal issuers to meet their payment obligations.

The Fund is designed for investors in higher tax brackets seeking income free from federal income taxes. By itself, the Fund does not constitute a balanced investment plan; the Fund stresses tax-exempt income.

The Fund will invest in municipal securities judged by Key Advisers or the Sub-Adviser to be the equivalent to those described by Standard & Poor's Corporation ("S&P") and/or Moody's Investors Service, Inc. ("Moody's") as characteristic of their ratings of A and above. The Fund may continue to hold up to 5% of its total assets in municipal bonds which have been downgraded below an A rating. For a description of S&P's and Moody's ratings of municipal securities, see the Appendix to the Statement of Additional Information.

The Fund's  share  price,  yield,  and total  return  will  fluctuate,  and your investment may be worth more or less than your original cost when you redeem your shares. Share price volatility and investment return depend in part on interest rate changes. The value of the Fund's shares will tend to decrease when interest rates rise and increase when interest rates fall. Longer-term bonds generally are more sensitive to interest rate changes (and therefore result in greater volatility in value), but generally offer higher yields than shorter-term bonds.

It is anticipated that the Fund will primarily be invested in municipal bonds so that its dollar-weighted effective average maturity generally will range from five to eleven years, although it may invest in obligations of any maturity. If Key Advisers or the Sub-Adviser determines that market conditions warrant a shorter or longer average maturity, the Fund will be adjusted accordingly.

Municipal securities are issued to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of a state or municipality (general obligation bonds), or may be backed only by the revenues from a specific tax, project or facility (revenue bonds). Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. Key Advisers or the Sub-Adviser monitors the financial condition of parties (including insurance companies, banks, and corporations) whose creditworthiness is relied upon in determining the credit quality of securities the Fund may purchase.

Generally, the Fund's investments in municipal securities may include fixed, variable, or floating rate general obligation and revenue bonds (including municipal lease obligations and resource recovery bonds); zero coupon, tax, revenue, and bond anticipation notes; and tax-exempt commercial paper. The Fund may buy or sell municipal securities on a when-issued or delayed-delivery basis (including refunding contracts). See "Additional

Information Regarding the Fund's Investments" for further discussion of the Fund's investments.

The Fund may temporarily change its investment focus for defensive purposes. During periods when, in the opinion of Key Advisers or the Sub-Adviser, a temporary defensive posture in the market is appropriate, the Fund may hold cash that is not earning interest or invest in obligations of issuers whose interest may be taxable at the state and/or federal level. The Fund may also invest in short-term municipal obligations and money market instruments (including other investment companies). Under such circumstances, the Fund may temporarily invest so that less than 80% of its income distributions will be federally or state tax-free. Federally taxable obligations include, but are not limited to, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. The Fund does not intend to invest in federally taxable obligations under normal conditions.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O  MUNICIPAL  LEASE  OBLIGATIONS.   The  Fund  may  invest  in  municipal  lease
obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.

O INDUSTRIAL DEVELOPMENT BONDS. The Fund may invest in industrial development bonds, which are a type of revenue bond backed by the credit of a private issuer and may involve greater risk.

O REFUNDING CONTRACTS. The Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future.

O RESOURCE RECOVERY BONDS. The Fund may invest in resource recovery bonds, which are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

O TAX AND REVENUE ANTICIPATION NOTES AND BOND ANTICIPATION NOTES. The Fund may invest in tax and revenue anticipation notes, which are issued by municipalities in expectation of future tax or other revenues, and, which are payable from those specific taxes or revenues. The Fund may invest in bond anticipation notes, which normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. The Fund may invest in tax-exempt commercial paper which is issued by municipalities to help finance short-term capital or operating needs.

O DEMAND FEATURES. A "demand feature" is a put that entitles the security holder to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy securities on demand by obtaining letters of credit ("LOCs") or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for other types of municipal instruments. Key Advisers or the Sub-Adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, Key Advisers or the Sub-Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

O FUTURES CONTRACTS. The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

O ZERO COUPON BONDS. The Fund is permitted to purchase zero coupon Municipal bond securities ("Zero Coupon Bonds"). These bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the securities increases.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase investment grade variable and floating rate notes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities." "Investment grade" obligations are those rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, are obligations that Key Advisers or the Sub-Adviser determine to be of comparable quality.

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser. The Fund will only invest in shares of money market funds with investment policies consistent with those of the Fund.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover generally will result in higher brokerage costs and possible tax consequences for the Fund. In the six months ended October 31, 1995, the portfolio turnover rate was 72.46% compared to 52.00% in the period ended April 30, 1995.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33=% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3. The Fund is non-diversified within the meaning of the 1940 Act. To meet federal tax requirements for qualification as a "regulated investment company," the Fund limits its investments so that at the close of each quarter of its taxable year: (a) no more than 25% of total assets are invested in the securities of a single issuer; and (b) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer.

Each of the investment limitations indicated above are fundamental, except for the limitation pertaining to illiquid securities. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

         The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

O CLASS A SHARES AND CLASS B SHARES. If Class A shares are purchased, there is an initial sales charge (on investments up to $1 million). If Class B shares are purchased, there is no sales charge at the time of purchase, but if the shares are redeemed within six years, you will normally pay a contingent deferred sales charge ("CDSC") that varies depending on how long you own your shares.

O WHICH CLASS OF SHARES  SHOULD YOU  CHOOSE?ONCE  YOU DECIDE THAT THE FUND IS AN
APPROPRIATE INVESTMENT FOR YOU, THE DECISION AS TO WHICH CLASS OF SHARES IS BETTER SUITED TO YOUR NEEDS DEPENDS ON A NUMBER OF FACTORS WHICH YOU SHOULD DISCUSS WITH YOUR FINANCIAL ADVISER:

1. AMOUNT OF INVESTMENT. If you plan to invest a substantial amount, the reduced sales charges available for larger purchases of Class A shares may be more beneficial to you. Any order for $1 million or more will only be accepted as Class A shares for that reason.

2. INVESTMENT HORIZON. While future financial needs cannot be predicted with certainty, investors who prefer not to pay an initial sales charge and who plan to hold their shares for more than six years might consider Class B shares. Investors who plan to redeem shares within eight years might prefer Class A shares.

3. DIFFERENCES IN ACCOUNT FEATURES. The dividends payable to Class B shareholders will be reduced by the additional expenses borne solely by that class, such as the asset-based sales charge to which Class B shares are subject, as described below and in the Statement of Additional Information.

A salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets (an "Investment Professional") or other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. Both the CDSC (an asset-based sales charge) for Class B shares and the front-end sales charge on sales of Class A shares are used primarily to compensate such persons.

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums. When you buy shares, be sure to specify Class A or Class B shares. If you do not make a selection, your investment will be made in Class A shares.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees-Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                    The Victory National Municipal Bond Fund
                                    Primary Funds Service Corporation
                                    P.O.  Box 9741
                                    Providence, RI 02940-9741

Subsequent purchases may be made in the same manner.

O BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                                    Boston Safe Deposit & Trust Co.
                                    ABA #011001234
                                    Credit PFSC DDA#16-918-8
                                    The Victory National Municipal Bond Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Class A shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price") of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

CLASS A SHARES. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                                                     DEALER
                                  CLASS A SALES CHARGE            REALLOWANCE
                              AS A % OF          AS A % OF           A A %
                              OFFERING          NET AMOUNT        OF OFFERING
AMOUNT OF PURCHASE              PRICE            INVESTED            PRICE

Less than $49,999                 4.75%              4.99%              4.00%
$50,000 to $99,999                4.50%              4.71%              4.00%
$100,000 to $249,999              3.50%              3.63%              3.00%
$250,000 to $499,999              2.25%              2.30%              2.00%
$500,000 to $999,999              1.75%              1.78%              1.50%
$1,000,000 and above              0.00%             0.00%                   (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% of such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

O REDUCED SALES CHARGES FOR CLASS A SHARES. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT FOR CLASS A SHARES. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

O RIGHTS OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of Class A Shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory
Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF CLASS A SALES CHARGES. No sales charge is imposed on sales of Class A shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios and Victory Shares; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares

         (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

DISTRIBUTION PLAN FOR CLASS A SHARES. The Victory Portfolios, on behalf of the Class A shares of the Fund, has adopted a Distribution and Service Plan ("Plan") for the Fund under Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). No separate payments are authorized to be made by the Fund under the Plan. Rather, the Plan recognizes that the Adviser or the Distributor may use their fee revenues, or other resources to pay expenses associated with activities primarily intended to result in the sale of the shares of the Fund. The Plan also provides that the Adviser or the Distributor may make payments from these sources to third parties, including affiliates, such as banks or broker-dealers, that engage in the sale of the shares of a Fund.

CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The CDSC is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B CDSC is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Victory Portfolios redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the 6-year period. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                         CONTINGENT DEFERRED SALES CHARGE
            YEARS SINCE PURCHASE            ON REDEMPTIONS IN THAT YEAR
              PAYMENT WAS MADE          (AS % OF AMOUNT SUBJECT TO CHARGE)

                     0-1                                       5.0%
                     1-2                                       4.0%
                     2-3                                       3.0%
                     3-4                                       3.0%
                     4-5                                       2.0%
                     5-6                                       1.0%
               6 and following                                 None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

O WAIVERS OF CLASS B CDSC. The Class B CDSC will be waived if the shareholder requests it for any of the following redemptions: (1) distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59, as long as the payments are no more than 12% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or the beneficial owner; (2) redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (as evidenced by a determination of disability by the Social Security Administration); (3) returns of excess contributions to Retirement Plans; and
(4) distributions of not more than 12% of the account value annually.

The CDSC is also waived on Class B shares in the following cases: (1) shares sold to Key Advisers, the Sub-Adviser or their affiliates; (2) shares issued in plans of reorganization to which the Victory Portfolios is a party; and (3) shares redeemed in involuntary redemptions as described above.

O AUTOMATIC CONVERSION OF CLASS B SHARES. Eight years after Class B shares are purchased, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements -- Class B Conversion Feature" in the Statement of Additional Information.

O DISTRIBUTION PLAN FOR CLASS B SHARES. The Victory Portfolios has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Victory Portfolios pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares. This fee is computed on the average daily net assets of Class B shares and paid monthly. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares. The asset-based sales charge increases Class B expenses by up to 0.75% of average net assets per year.

The Distributor pays sales commissions of up to 4.00% of the purchase price to dealers from its own resources at the time of sale. For maintaining and servicing accounts of customers invested in the Fund, First Albany and PFIC Securities Corporation may receive payments from the Distributor equal to two-thirds of the excess of the scheduled CDSC over any commission payment to the selling broker. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays and its financing costs. If the Plan is terminated by the Victory Portfolios, it provides that the Trustees may elect to continue payments for certain expenses already incurred. The payments under the Plan increase the annual expenses of Class B shares. For more details, please refer to "Advisory and Other Contracts -- Class B Shares Distribution Plan" in the Statement of Additional Information.

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share ("NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day (see "Shareholder Account Rules and Policies -- Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (see the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

          You may redeem shares in several ways:

O  BY MAIL. Send a written request to:  The Victory National Municipal Bond Fund
                                        Primary Funds Service Corporation
                                        P.O.  Box 9741
                                        Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before the Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV of each class of shares is calculated by adding the value of all of the Fund's investments, plus cash and other assets, deducting liabilities of the Fund and of the class, and then dividing the result by the number of shares of the class outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE, (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving, and Christmas.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the transfer agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if your Investment Professional handles your redemption, the Investment Professional may charge a separate service fee. Under the circumstances described in "How to Invest," you may be subject to a CDSC when redeeming Class B shares.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is currently 4.00% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income monthly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date, and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

O REDEMPTION OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that the Fund will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Interest  on state or local  bonds is  excluded  from gross  income for  federal income tax  purposes.  Such  interest  earned by the Fund retains its  federally tax-exempt character when distributed to shareholders as "exempt-interest dividends." However, distributions by the Fund of any taxable investment income (e.g., from interest on certificates of deposit or repurchase agreements) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

Although excluded from gross income for regular federal income tax purposes, exempt-interest dividends, together with other tax-exempt interest, are required to be reported on shareholders' federal income tax returns, and are taken into account in determining the portion, if any, of social security benefits which must be included in gross income for federal income tax purposes. In addition, exempt-interest dividends paid out of interest on certain municipal securities may be treated as a tax preference item for both individual and corporate shareholders potentially subject to the alternative minimum tax ("AMT"), and all exempt-interest dividends are included in computing a corporate shareholder's adjusted current earnings, upon which a separate corporate preference item is based which may be subject to AMT and to the environmental supertax. Interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by municipal securities should consult with their own tax advisers before purchasing shares of the Fund.

O REDEMPTIONS OR EXCHANGES. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be disallowed to the extent of any exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Although exempt-interest dividends are excluded from gross income for federal income tax purposes, they are not necessarily excluded from the income or other tax laws of state or local taxing authorities. Additionally, some states exempt mutual fund dividends derived from U.S. Government obligations (distinct from state and local bonds) from their state and local income taxes. However, some states do not provide this benefit (e.g., Pennsylvania) and other states may limit it (e.g., New York, which generally requires at least 50% of a fund's total assets to be invested in such obligations for the exemption to apply). In addition, certain types of securities, such as repurchase agreements and certain agency-backed securities, may not qualify for this U.S. Government interest exemption. Some states may impose intangible property taxes. Shareholders will be notified annually of the extent to which the Fund's ordinary income dividends were derived from U.S. Government obligations. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATIONS.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, performance information for each class of shares of the Fund showing total return of each class of shares may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in a class at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

The Fund may also quote taxable-equivalent yields, which show the taxable yields an investor would have to earn, before taxes, to equal the tax-free yields for a class of shares of the Fund. A tax-equivalent yield is calculated by dividing the Fund's tax-exempt yield for each class of shares of the Fund by the result of one minus the sum of the stated federal, state and city tax rates, and taking into account the deductibility of state and city taxes from federal tax. If only a portion of the Fund's income is tax-exempt, only that portion is adjusted in the calculation.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996 the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of fifty-five one hundredths of one percent (.55%) of the average daily net assets of the Fund. The investment advisory fee paid by the Fund is higher than the advisory fees paid by most mutual funds, although the Victory Portfolios' Board of Trustees believes such fees to be comparable to advisory fees paid by many funds having similar objectives and policies. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the fiscal year ended October 31, 1995, Society Asset Management, Inc. waived all of its advisory fees.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the SubAdviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.

The person primarily responsible for the investment management of the Fund, as well as his previous experience is as follows:

    PORTFOLIO         MANAGING
     MANAGER         FUND SINCE                           PREVIOUS EXPERIENCE

Paul A. Toft    September, 1994    Vice President and Portfolio Manager, Society
                                   Asset Management, Inc. since September, 1994;
                                   Vice President and Manager, Nike Securities,
                                   L.P., 1991-1994; formerly, Assistant Vice
                                   President, Van Kampen Merritt, 1990-1991

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  Administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for each class of shares of the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets of each class incurred in connection with the personal service and maintenance of accounts holding the shares of such class. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as independent accountants to the Fund.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory, compliance, and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets ; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.

EXPENSES

For the fiscal period ended October 31, 1995, the Fund's total operating expenses for Class A and Class B shares were 2.57% and 3.67% of the Fund's average daily net assets, respectively, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes. Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios have the flexibility to respond to future business contingencies. For example, the Trustees have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

As of the date of this Prospectus, the Fund offers only the classes of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual fiscal period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual fiscal period and to provide the views of Key Advisers, the Sub-Adviser and/or the Victory Portfolios' officers regarding expected trends and strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.















































NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                    Rule 497(c)
                                                    Registration No. 33-8982



                               MANAGED BY KEYCORP














                       THE VICTORY NEW YORK TAX-FREE FUND




















                                 MARCH 1, 1996

The
VICTORY
Portfolios
NEW YORK TAX-FREE FUND

PROSPECTUS              For current yield, purchase and redemption information,
MARCH 1, 1996                              call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the NEW YORK TAX-FREE FUND (the "Fund"), a non-diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund ("Society" or the "Sub-Adviser"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide a high level of current income exempt from federal, New York State, and New York City income taxes, consistent with the preservation of shareholders' capital. Under normal market conditions, the Fund will invest at least 80% of its portfolio in securities, the interest on which is exempt from federal income tax, and at least 65% of its portfolio in insured investments of New York State and its public authorities, instrumentalities, and municipalities. The Fund is designed expressly for those investors who are subject to income taxes imposed by the state of New York and/or its municipalities. (See "Investment Policies and Risk Factors" for more detailed investment information.)

The Fund offers two classes of shares: (1) Class A shares, which are offered at net asset value plus the applicable sales charge (maximum of 4.75% of public offering price) and (2) Class B shares, which are offered at net asset value with a maximum contingent deferred sales charge ("CDSC") of 5.0% imposed on certain redemptions. At the end of the sixth year after purchase, the CDSC will no longer apply to redemptions. Class B shares have higher ongoing expenses than Class A shares, but automatically convert to Class A shares eight years after purchase.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent") P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.

SHARES OF THE FUND ARE:

O        NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                    PAGE

Fund Expenses                                                          2
Financial Highlights                                                   3
Investment Objective                                                   4
Investment Policies and Risk Factors                                   4
How to Invest, Exchange and Redeem                                     9
Dividends, Distributions and Taxes                                    19
Performance                                                           21
Fund Organization and Fees                                            22
Additional Information                                                25

                                                   FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1)

                                                    CLASS A  CLASS B

Maximum Sales Charge Imposed on Purchases  (as a
  percentage of the offering price)                   4.75%  none
Maximum Sales Charge Imposed on Reinvested Dividends  none   none
Deferred Sales Charge                                 none   5% in the first
                                                             year, declining to
                                                             1% in the sixth
                                                             year and eliminated
                                                             thereafter
Redemption Fees                                       none   none
Exchange Fee                                          none   none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVER AND REIMBURSEMENT (as a percentage of average daily net assets)

                                                     CLASS A     CLASS B

         Management Fees (2)                           .12%          .12%
         Administration Fees(3)                        .06%          .06%
         Rule 12b-1 Distribution Fees                 none           .75%
         Other Expenses (4)                            .77%          .82%
                                                      ----          ----
         Total Fund Operating Expenses (2)(4)          .95%         1.75%
                                                      ====          ====

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem").

(2) The Adviser has agreed to reduce its investment advisory fees for the indefinite future. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be 0.55%, and "Total Fund Operating Expenses" as a percentage of average daily net assets for Class A and Class B shares would be 1.47% and 2.27%, respectively.

(3) The Administrator has agreed to reduce its administration fees. Absent the voluntary reduction of administration fees, "Administration Fees" as a percentage of average daily net assets would be 0.15%.

(4) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees -- Shareholder Servicing Plan").

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                                            1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                            ------   -------  -------  --------

New York Tax-Free Fund -- Class A Shares       $57     $76     $ 98        $159
New York Tax-Free Fund -- Class B Shares       $68     $85     $115        $185

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund and its predecessor, a portfolio of The Victory Funds (the "Predecessor Fund"), and has been audited by Coopers & Lybrand, L.L.P. only for the fiscal year ended October 31, 1995. The information in the table below relating to the periods September 25, 1994 to October 31, 1994 (for Class B shares) and January 1, 1994 to October 31, 1994 (for Class A shares) represents selected data for a single share outstanding for the New York Tax-Free Portfolio, the Predecessor Fund. The information for the other periods shown represents selected data for a single share outstanding of the Investors Preference New York Tax-Free Fund, Inc., the predecessor to the New York Tax-Free Portfolio. The information for the periods September 25, 1994 to October 31, 1994 and January 1, 1994 to October 31, 1994 has been audited by KPMG Peat Marwick LLP. Information for prior periods shown has been audited by
LeMaster & Daniels, independent auditors. The financial statements and independent auditors' reports thereon incorporated in the Statement of Additional Information are incorporated herein by reference. The information set forth below is for a share of the Fund outstanding for each period indicated.


                       THE VICTORY NEW YORK TAX-FREE FUND

                                                    CLASS B                                     CLASS A
                                                        PERIOD FROM              PERIOD FROM                         PERIOD FROM
                                                YEAR     SEPT. 25,      YEAR       JAN. 1,       YEAR        YEAR     FEB. 11,
                                                ENDED     1994 TO       ENDED      1994 TO       ENDED       ENDED     1991 TO
                                              OCT. 31,   OCT. 31,     OCT. 31,    OCT. 31,     DEC. 31,    DEC. 31,   DEC. 31,
                                               1995(E)    1994(D)      1995(E)     1994(D)      1993(D)     1992(D)  1991(A)(D)
                                               -------    -------      -------     -------      -------     -------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 12.39    $ 12.62      $ 12.39     $ 13.54      $ 12.76     $ 12.50      $ 12.00
  Income from Investment
    Activities:
  Net investment income                           0.85       0.07         0.87        0.57         0.70        0.74         0.64
  Net realized and unrealized gains
    (losses) from investments                     0.36      (0.23)        0.42       (1.15)        0.84        0.26         0.50
                                               -------    -------      -------     -------      -------     -------      -------
         Total from investment
           activities                             1.21      (0.16)        1.29       (0.58)        1.54        1.00         1.14
                                               -------    -------      -------     -------      -------     -------      -------
Distributions:
  Net investment income                          (0.74)     (0.07)       (0.83)      (0.57)       (0.70)      (0.74)       (0.64)
  Net realized gains                                --         --           --          --        (0.06)         --           --
                                               -------    -------      -------     -------      -------     -------      -------
         Total distributions                     (0.74)     (0.07)       (0.83)      (0.57)       (0.76)      (0.74)       (0.64)
                                               -------    -------      -------     -------      -------     -------      -------
NET ASSET VALUE, END OF PERIOD                 $ 12.86      12.39      $ 12.85     $ 12.39      $ 13.54     $ 12.76      $ 12.50
                                               =======    =======      =======     =======      =======     =======      =======
Total Return (excludes sales charge)             10.18%     (1.25%)(b)   10.82%    (4.31%)(b)     12.34%       8.26%    11.06%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                 $1,953         (f)     $15,374     $17,840      $28,530     $26,034      $20,995
Ratio of expenses to average net assets           2.02%   0.52%(c)        1.16%    0.91%(c)        0.87%       0.66%     0.45%(c)
Ratio of net investment income to
  average net assets                              5.94%   5.94%(c)        5.50%    5.33%(c)        5.28%       5.89%     6.28%(c)
Ratio of expenses to average net assets(g)        2.25%   0.86%(c)        1.96%    1.25%(c)        0.96%       0.96%     0.95%(c)
Ratio of net investment income to
  average net assets(g)                           5.71%   5.60%(c)        4.70%    4.99%(c)        5.19%       5.59%     5.78%(c)
Portfolio turnover                               18.33%     18.00%       18.33%      18.00%       12.00%      14.00%       61.00%

(a)      Period from commencement of operations.

(b)      Not annualized.

(c)      Annualized.

(d)      Audited by other auditors.

(e) Effective June 5, 1995, the Victory New York Tax-Free Portfolio became the New York Tax-Free Fund.

(f)      Amount is less than $1,000.

(g) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of current income exempt from federal, New York State and New York City income taxes, consistent with the preservation of shareholders' capital. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

Under normal market conditions, the Fund will invest at least 80% (and generally all) of its portfolio in securities, the interest on which is exempt from federal income tax, and will maintain at least 65% of the portfolio in insured investments of New York State and its public authorities, instrumentalities, and municipalities. The Fund generally invests all of its portfolio in municipal securities and insured municipal securities. The Fund expects that these investments will have the highest rating of Standard & Poor's and/or Moody's; however, it may invest, without percentage limitation, in securities having at the time of purchase one of the three highest ratings by these agencies (AAA, AA, A, or Aaa, Aa, A, respectively). Any securities owned which are downgraded below the fourth highest rating (BBB or Baa) will be held only temporarily. (See the Statement of Additional Information for a detailed description of the ratings.) This policy will limit the Fund's ability to invest in lower-rated securities from which a higher yield, but at a higher risk, may be derived.

As a matter of investment policy, the Fund may not invest more than 20% of its assets in securities, the interest on which constitutes a tax preference item, and consequently, may be subject to the federal alternative minimum tax on individuals. However, during normal market conditions and during periods when there is an adequate supply of other types of municipal securities in which the Fund may invest, the Fund intends to invest substantially all of its assets in securities, the interest on which does not constitute a tax preference item.

In adverse markets, the Fund may take temporary defensive positions and invest up to 50% of its portfolio in short-term investments which may be uninsured. To the extent that these short-term investments are not tax-exempt securities, the income received by the Fund may be taxable to investors. These investments will be limited to:

o   Obligations   of  the  United  States   government   and  its  agencies  and
instrumentalities. These investments, limited to short maturities as temporary investments, would not be made routinely, nor to any significant extent.

o Commercial paper rated in the highest grade by either Moody's or Standard & Poor's. (See the Statement of Additional Information for ratings.)

o High-quality obligations of U.S. banks belonging to the Federal Reserve System having assets of $10 billion or more.

o Municipal bonds or any of the previously mentioned investments subject to short-term repurchase agreements.

Insured Municipal bonds held by the Fund are covered by an insurance policy applicable to the specific security, either obtained by the issuer of the security or by a third party from a private insurer. Insurance premiums for the municipal bonds are paid in advance by the issuer or the third party obtaining such insurance. Such policies are noncancellable and continue in force as long as the municipal bonds are outstanding and the respective insurers remain in business.

The insurer unconditionally guarantees the timely payment of the principal of and interest on the insured municipal bonds when and as such payments become due but shall not be paid by the issuer, except that in the event of any acceleration of the due date of the principal by reason of mandatory or optional redemption (other than acceleration by reason of a mandatory sinking fund payment), default, or otherwise, the payments guaranteed will be made in such amounts and at such times as payments of principal would have been due had there not been such acceleration. The insurer will be responsible for such payments less any amounts received by the Fund from any trustee for the municipal bond issuers or from any other source. The insurance does not guarantee the payment of any redemption premium, the value of the shares of the Fund, or payments of any tender purchase price upon the tender of the municipal bonds. With respect to small issue industrial development municipal bonds and pollution control revenue municipal bonds, the insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such municipal bonds if there occurs any change in the tax-exempt status of interest on such municipal bonds, including principal, interest, or premium payments, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such municipal bonds. This insurance is intended to reduce financial risk, but the cost thereof will reduce the yield available to shareholders of the Fund.

In general, the longer the maturity of a municipal bond, the higher the rate of interest it pays. A longer maturity is also generally associated with a higher level of volatility in the market value of a municipal bond. There is generally an inverse relationship between interest rates on the value of debt obligations, i.e., as interest rates rise the value of debt obligations falls, and falling rates should produce higher values. Since the portfolio's objective is to provide high current income consistent with capital preservation, the Fund will invest in municipal obligations with a slightly greater emphasis on income than on the stability of the portfolio's net asset value. The average maturity of the portfolio will vary depending on market conditions. The Fund will generally invest in bonds that have a maturity of 20-30 years.

Municipal bonds generally have a provision permitting the issuer to redeem or call the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bond's original issue price. Most municipal bonds have call protection (e.g., a period of time during which the bonds may not be called) which usually lasts seven to 10 years. An issuer generally may be expected to call its bonds, or a portion of them, during periods of declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. Proceeds of a bond called under such circumstances may be reinvested at lower yields. When pricing the portfolio, each callable bond's call features are considered so that the call of some or all of the Fund's callable bonds is not expected to have a material impact on the Fund's net asset value. This pricing procedure and the amortization procedures required by the Internal Revenue Service should reduce any material adverse impact in connection with a call of bonds purchased at a premium. Nevertheless, there is no guarantee that a call may not have a substantial price impact or that the Fund's objectives will be achieved. As previously stated, however, the Fund intends to invest only in insured obligations earning the highest credit rating which substantially reduces the credit risk of the issuer.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund does not intend to invest in forward commitments for speculative purposes: however, the Fund may purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future date. If completed, the transaction will generally settle within 60 days. Purchases of municipal securities on a "when-issued" or "delayed delivery" basis will generally settle within 60 days. Purchases of municipal securities on a "when-issued" or "delayed delivery" basis are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was initiated. Although the Fund will generally purchase municipal securities on a "when-issued" basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain cash or high-grade readily marketable debt securities sufficient to pay for such purchase commitments. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of leverage in "when-issued" and "delayed delivery" transactions. The Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a "when-issued" or "delayed delivery" basis generally do not earn interest until their scheduled settlement date.

O VARIABLE RATE DEMAND NOTES. The Fund may purchase variable rate demand notes ("VRDNs"), which are tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right of the Fund to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Fund may also invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements.

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O MUNICIPAL SECURITIES. Municipal securities include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest rate paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the constructing, equipment, repair, or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facility or, in some cases, from the proceeds of a special excise or specific revenue source. A type of revenue bond common to New York State is a "moral obligation" bond. Under applicable State law, the State may be called upon to restore deficits in reserve capital funds of such agencies or authorities created with respect to the bonds. Any such restoration requires appropriations by the state legislature and, accordingly, the bonds do not constitute the pledge of the credit of the issuer of such bonds. Of course, there are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The values of outstanding municipal bonds will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in the Fund's portfolio will decline and (if purchased at principal amount) would sell at discount. Conversely, if such interest rates fall, the values of outstanding bonds will increase and (if purchased at principal amount) would sell at a premium. Changes in the value of municipal bonds held in the portfolio arising from these or other factors would sell at a premium. Changes in the value of municipal bonds held in the portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund. The Fund will not invest more than 5% of its assets in securities where the principal amount and interest are the responsibility of an industrial user with less than three year's operational history.

O DEMAND FEATURE. A demand feature is a put that entitles the security holder to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals. Issuers or financial intermediaries who provide demand features or standby commitments often support their ability to buy securities on demand by obtaining letters of credit (LOCs) or other guarantees from domestic or foreign banks. LOCs also may be used as credit supports for other types of municipal instruments. Key Advisers or the Sub-Adviser may rely upon its evaluation of a bank's credit in determining whether to purchase an instrument supported by an LOC. In evaluating a foreign bank's credit, Key Advisers or the Sub-Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other governmental restrictions that might affect the bank's ability to honor its credit commitment.

O MUNICIPAL LEASE OBLIGATIONS. The Fund may invest in municipal lease obligations which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of Participation in municipal lease obligations or installment sales contracts entitle the holder to a proportionate interest in the lease-purchase payments made.

O REFUNDING CONTRACTS. The Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts require the issuer to sell and the Fund to buy refunded municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future.

O RESOURCE RECOVERY BONDS. The Fund may invest in resource recovery bonds which are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

O TAX AND REVENUE ANTICIPATION NOTES. The Fund may invest in tax and revenue anticipation notes which are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. The Fund may also invest in tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase Investment Grade variable and floating rate notes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities, municipal bond securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increases.

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 18.33% compared to 18.00% in the fiscal period ended October 31, 1994.

RISK FACTORS

Because the Fund generally invests such a significant portion of its portfolio in New York City and State securities, it has elected to be non-diversified. Since more than 5% of its assets may be invested in the securities of a single issuer, and since assets may be concentrated in the same economic sector, the susceptibility of investments to a single economic, political, or regulatory occurrence will be increased.

In  determining  the  issuer  of a  tax-exempt  security,  each  state  and each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility, or subdivision, such entity is considered the issuer. Percentage limitations referred to in this section and elsewhere in this Prospectus are determined as of the time an investment is made.

You should consider carefully the special risks inherent in investing in New York municipal obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York municipal obligations in which the Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York municipal obligations in the Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession and the significant slowdown in the New York and regional economies in the early 1990's added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. After reflecting a 1993 year-end deposit to the refund reserve account of $671 million, reported 1993 General Fund receipts were

$45 million higher than originally projected in April 1992. The State completed the 1994 and 1995 fiscal years with operating surpluses of $914 million and $158 million, respectively. There can be no assurance that New York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered to Baal from A the ratings on certain appropriation-backed debt of New York State and its agencies. The State's general obligation, state guaranteed and New York State Local Government Assistance Corporation bonds continued to be rated A by Moody's. In January 1992, S&P lowered to A- from A its ratings of New York State general obligation bonds and stated that it continued to assess the ratings outlook as negative. The ratings of various agency debt, state moral obligations, contractual obligations, lease purchase obligations and state guarantees also were lowered. In February 1991, Moody's lowered its rating on New York City's general obligation bonds to Baal from A and in July 1995, S&P lowered its rating on such bonds to BBBi from A-. The rating changes reflect the rating agencies' concerns about the financial condition of New York State and City, the heavy debt load of the State and City, and economic uncertainties in the region. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors attendant to an investment in the Fund.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. To meet federal income tax requirements for qualification as a "regulated investment company," the Fund limits its investments so that at the close of every quarter of its taxable year: (a) no more than 25% of total assets are invested in securities of a single issuer, and (b) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer.

2. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33=% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 10% of the value of the Fund's total assets.

3. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Each of the investment limitations indicated above in this subsection is non-fundamental, except for the limitation pertaining to borrowing money. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the

Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

O CLASS A SHARES AND CLASS B SHARES. If Class A shares are purchased, there is an initial sales charge (on investments up to $1 million). If Class B shares are purchased, there is no sales charge at the time of purchase, but if the shares are redeemed within six years, you will normally pay a contingent deferred sales charge ("CDSC") that varies depending on how long you own your shares.

O WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser:

1. AMOUNT OF INVESTMENT. If you plan to invest a substantial amount, the reduced sales charges available for larger purchases of Class A shares may be more beneficial to you. Any order for $1 million or more will only be accepted as Class A shares for that reason.

2. INVESTMENT HORIZON. While future financial needs cannot be predicted with certainty, investors who prefer not to pay an initial sales charge and who plan to hold their shares for more than six years might consider Class B shares. Investors who plan to redeem shares within eight years might prefer Class A shares.

3. DIFFERENCES IN ACCOUNT FEATURES. The dividends payable to Class B shareholders will be reduced by the additional expenses borne solely by that class, such as the asset-based sales charge to which Class B shares are subject, as described below and in the Statement of Additional Information.

A salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets (an "Investment Professional") or other person who is entitled to receive compensation for selling shares may receive different compensation for selling one class than for selling another class. Both the CDSC (an asset-based sales charge) for Class B shares and the front-end sales charge on sales of Class A shares are used primarily to compensate such persons.

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums. When you buy shares, be sure to specify Class A or Class B shares. If you do not make a selection, your investment will be made in Class A shares.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees -- Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser, are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" below for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                            The Victory New York Tax-Free Fund
                                            Primary Funds Service Corporation
                                            P.O.  Box 9741
                                            Providence, RI 02940-9741.

Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                                            Boston Safe Deposit & Trust Co.
                                            ABA #011001234
                                            Credit PFSC DDA #16-918-8
                                            The Victory New York Tax-Free Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Class A shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price") of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

CLASS A SHARES. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                                               DEALER
                                 CLASS A SALES CHARGE        REALLOWANCE
                             AS A % OF      AS A % OF           AS A %
                             OFFERING      NET AMOUNT        OF OFFERING
AMOUNT OF PURCHASE             PRICE        INVESTED            PRICE

Less than $49,999                4.75%          4.99%          4.00%
$50,000 to $99,999               4.50%          4.71%          4.00%
$100,000 to $249,999             3.50%          3.63%          3.00%
$250,000 to $499,999             2.25%          2.30%          2.00%
$500,000 to $999,999             1.75%          1.78%          1.50%
$1,000,000 and above             0.00%         0.00%               (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% of such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates.

"Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

O REDUCED SALES CHARGES FOR CLASS A SHARES. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT FOR CLASS A SHARES. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

O RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of Class A Shares of the Fund, and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s), certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF CLASS A SALES CHARGES. No sales charge is imposed on sales of Class A shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios and Victory Shares, employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those described in sections 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

DISTRIBUTION PLAN FOR CLASS A SHARES. The Victory Portfolios, on behalf of the Class A shares of the Fund, has adopted a Distribution and Service Plan ("Plan") for the Fund under Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). No separate payments are authorized to be made by the Fund under the Plan. Rather, the Plan recognizes that the Adviser or the Distributor may use their fee revenues, or other resources to pay expenses associated with activities primarily intended to result in the sale of the shares of the Fund. The Plan also provides that the Adviser or the Distributor may make payments from these sources to third parties, including affiliates, such as banks or broker-dealers, that engage in the sale of the shares of a Fund.

CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The CDSC is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B CDSC is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Victory Portfolios redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the 6-year period. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                          CONTINGENT DEFERRED SALES CHARGE
            YEARS SINCE PURCHASE             ON REDEMPTIONS IN THAT YEAR
              PAYMENT WAS MADE           (AS % OF AMOUNT SUBJECT TO CHARGE)

                     0-1                               5.0%
                     1-2                               4.0%
                     2-3                               3.0%
                     3-4                               3.0%
                     4-5                               2.0%
                     5-6                               1.0%
               6 and following                         None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

O WAIVERS OF CLASS B CDSC. The Class B CDSC will be waived if the shareholder requests it for any of the following redemptions: (1) distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-, as long as the payments are no more than 12% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or the beneficial owner; (2) redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (as evidenced by a determination of disability by the Social Security Administration); (3) returns of excess contributions to Retirement Plans; and (4) distributions of not more than 12% of the account value annually.

The CDSC is also waived on Class B shares in the following cases: (1) shares sold to Key Advisers, the Sub-Adviser or their affiliates; (2) shares issued in plans of reorganization to which the Victory Portfolios is a party; and (3) shares redeemed in involuntary redemptions as described above.

O AUTOMATIC CONVERSION OF CLASS B SHARES. Eight years after Class B shares are purchased, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements--Class B Conversion Feature" in the Statement of Additional Information.

O DISTRIBUTION PLAN FOR CLASS B SHARES. The Victory Portfolios has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Victory Portfolios pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares. This fee is computed on the average daily net assets of Class B shares and paid monthly. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares. The asset-based sales charge increases Class B expenses by up to 0.75% of average net assets per year.

The Distributor pays sales commissions of 4.00% of the purchase price to dealers from its own resources at the time of sale. For maintaining and servicing accounts of customers invested in the Fund, First Albany and PFIC Securities Corporation may receive payments from the Distributor equal to two-thirds of the excess of the scheduled CDSC over any commission paid to the selling broker. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays and its financing costs. If the Plan is terminated by the Victory Portfolios, it provides that the Trustees may elect to continue payments for certain expenses already incurred. The payments under the Plan increase the annual expenses of Class B shares. For more details, please refer to "Advisory and Other Contracts -- Class B Shares Distribution Plan" in the Statement of Additional Information.

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee. Investment in the Fund would not be appropriate for tax-deferred plans, such as IRAs and Keogh plans.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same two classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day. (See "Shareholder Account Rules and Policies -- Share Price".)

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued from the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business. (See the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

O  BY MAIL.  Send a written request to:    The Victory New York Tax-Free Fund
                                           Primary Funds Service Corporation
                                           P.O.  Box 9741
                                           Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV of each class of shares is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund and of the class, and then dividing the result by the number of shares of the class outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE which is normally 4:00 p.m. Eastern time (the "Valuation Time"), on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is ordinarily made in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee. Under the circumstances described in "How to Invest," you may be subject to a CDSC when redeeming Class B shares.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of
the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends separately for Class A and Class B shares from its net investment income monthly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of your class of shares of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date, and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

O REDEMPTIONS OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("Buying a Dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that the Fund will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Interest  on state or local  bonds is  excluded  from gross  income for  federal income tax  purposes.  Such  interest  earned by the Fund retains its  federally tax-exempt character when distributed to shareholders as "exempt-interest dividends." However, distributions by the Fund of any taxable investment income (e.g., from interest on certificates of deposit or repurchase agreements) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

Although excluded from gross income for regular federal income tax purposes, exempt-interest dividends, together with other tax-exempt interest, are required to be reported on shareholders' federal income tax returns, and are taken into account in determining the portion, if any, of social security benefits which must be included in gross income for federal income tax purposes. In addition, exempt-interest dividends paid out of interest on certain municipal securities may be treated as a tax preference item for both individual and corporate shareholders potentially subject to the alternative minimum tax ("AMT"), and all exempt-interest dividends are included in computing a corporate shareholder's adjusted current earnings, upon which a separate corporate preference item is based which may be subject to AMT and to the environmental supertax. Interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by municipal securities should consult with their own tax advisers before purchasing shares of the Fund.

Although exempt-interest dividends are excluded from gross income for federal income tax purposes, they are not necessarily excluded from the income or other tax laws of state or local taxing authorities. However, to the extent that exempt-interest dividends on shares of the Fund are derived from interest received by the Fund on obligations of New York State, its political subdivisions, or its duly constituted authorities, they will be exempt from New York State and New York City personal income taxes for a New York resident individual shareholder. Exempt-interest dividends will not be excluded in determining New York State or New York City franchise taxes applicable to corporations or financial institutions. Exempt-interest dividends from the Fund is not necessarily exempt from state income taxes in states other than New York. Investors considering an investment in the Fund should consult their tax advisers concerning the application of state and local taxes to an investment in the Fund, which may differ from the federal income tax consequences described above.

REDEMPTIONS OR EXCHANGES

If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be disallowed to the extent of any exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATIONS.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, performance information for each class of shares of the Fund showing total return of each class of shares may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in a class at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

The Fund may also quote taxable-equivalent yields, which show the taxable yields an investor would have to earn, before taxes, to equal the tax-free yields for a class of shares of the Fund. A taxable-equivalent yield is calculated by dividing the Fund's tax-exempt yield for each class of shares of the Fund by the result of one minus the sum of the stated federal, state and city tax rates, and taking into account the deductibility of state and city taxes from federal tax. If only a portion of the Fund's income is tax-exempt, only that portion is adjusted in the calculation.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, OH 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of fifty-five one-hundredths of one percent (0.55%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating 0.28% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
0.40% of the first $10 million of average daily net assets; 0.30% of the next $15 million of average daily net assets; 0.25% of the next $25 million of average daily net assets; and 0.20% of average daily net assets in excess of $50 million.

The person primarily responsible for the investment management of the Fund, as well as their previous experience is as follows:

    PORTFOLIO        MANAGING
     MANAGER        FUND SINCE             PREVIOUS EXPERIENCE

Paul A. Toft   September, 1994   Vice President and Portfolio Manager, Society
                                 Asset Management, Inc. since September, 1994;
                                 Vice President and Manager, Nike Securities,
                                 L.P., 1991-1994; formerly, Assistant Vice
                                 President, Van Kampen Merrett, 1990-1991.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for each class of shares of the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets of each class for fees incurred in connection with the personal service and maintenance of accounts holding the shares of such class. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as independent accountants to the Fund.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory, compliance, and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets ; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were 1.96% of Class A Shares' average daily net assets and 2.25% of Class B Shares' average daily net assets, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Shares of each class of the Fund participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics ( the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios have the flexibility to respond to future business contingencies. For example, the Trustees have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

As of the date of this Prospectus, the Fund offers only the classes of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ( "Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.

































NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                             Rule 497(c)
                                             Registration No. 33-8982


                               MANAGED BY KEYCORP



















                      THE VICTORY OHIO MUNICIPAL BOND FUND

















                                  MARCH 1, 1996

The
VICTORY
Portfolios
OHIO MUNICIPAL BOND FUND

PROSPECTUS               For current yield, purchase and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the OHIO MUNICIPAL BOND FUND (the "Fund"), a non-diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund ("Society" or the "Sub-Adviser"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to produce a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.

SHARES OF THE FUND ARE:

O        NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                     PAGE

Fund Expenses                                                            2
Financial Highlights                                                     3
Investment Objective                                                     4
Investment Policies and Risk Factors                                     4
How to Invest, Exchange and Redeem                                      10
Dividends, Distributions and Taxes                                      18
Performance                                                             20
Fund Organization and Fees                                              21
Additional Information                                                  24

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1)

         Maximum Sales Charge Imposed on Purchases (as a percentage
           of the offering price)                                       4.75%
         Maximum Sales Charge Imposed on Reinvested Dividends           none
         Deferred Sales Charge                                          none
         Redemption Fees                                                none
         Exchange Fee                                                   none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)

         Management Fees (2)                                             .46%
         Administration Fees                                             .15%
         Other Expenses (3)                                              .29%
                                                                        ----
         Total Fund Operating Expenses (2) (3)                           .90%
                                                                        ====

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and Key Corp. (See "How To Invest, Exchange and Redeem.")

(2) The Adviser has agreed to reduce its investment advisory fees for the indefinite future. Absent the voluntary reduction of investment advisory fees, "Management Fees" as a percentage of average daily net assets would be .60% and "Total Fund Operating Expenses" as a percentage of average daily net assets would be 1.04%.

(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees -- Shareholder Servicing Plan.")

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                     ------     -------     -------     --------

         Ohio Municipal Bond Fund       $56       $75          $95          $153

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for each period indicated.

                      THE VICTORY OHIO MUNICIPAL BOND FUND

                                                                                                                     MAY 18,
                                                                                                                     1990 TO
                                                               YEARS ENDED OCTOBER 31,                             OCTOBER 31,
                                                               -----------------------
                                           1995         1994            1993            1992           1991        1990(A)(E)
                                           ----         ----            ----            ----           ----        ----------

NET ASSET VALUE, BEGINNING
  OF PERIOD                                 $ 10.33      $ 11.52         $ 10.52        $ 10.37        $ 10.06          $10.00
                                            -------      -------         -------        -------        -------          ------
Income from Investment
  Activities
  Net investment income                        0.52         0.49            0.52           0.60           0.65            0.28
  Net realized and
    unrealized gains
    (losses) from investments                  1.00        (0.94)           1.00           0.15           0.31            0.04
                                            -------      -------         -------        -------        -------          ------
         Total from
           Investment
           Activities                          1.52        (0.45)           1.52           0.75           0.96            0.32
                                            -------      -------         -------        -------        -------          ------
Distributions
  Net investment income                       (0.53)       (0.49)          (0.52)         (0.60)         (0.65)          (0.26)
  Net realized gains                                       (0.25)
                                            -------      -------
         Total Distributions                  (0.53)       (0.74)          (0.52)         (0.60)         (0.65)          (0.26)
                                            -------      -------         -------        -------        -------          ------
NET ASSET VALUE, END
  OF PERIOD                                 $ 11.32      $ 10.33         $ 11.52        $ 10.52        $ 10.37          $10.06
                                            =======      =======         =======        =======        =======          ======
Total Return (excludes
  sales charge)                               15.03%      (4.08%)          14.75%          7.34%          9.87%        3.27%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
  (000)                                     $60,031      $57,704         $50,676        $17,676        $ 8,042          $6,315
Ratio of expenses to
  average net assets                           0.66%        0.51%           0.42%          0.09%          0.01%        0.38%(b)
Ratio of net investment
  income to average
  net assets                                   4.78%        4.58%           4.77%          5.76%          6.39%        6.11%(b)
Ratio of expenses to
  average net assets(d)                        0.94%        1.09%           0.86%          0.84%                       1.17%(b)
Ratio of net investment
  income to average net
  assets(d)                                    4.49%        4.01%           4.33%          5.01%                       5.32%(b)
Portfolio turnover                           124.79%       52.59%         150.76%         47.28%         15.06%          17.62%

(a)      Period from commencement of operations.

(b)      Annualized.

(c)      Not annualized.

(d) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(e) This information is not included in the financial statements audited by Coopers & Lybrand L.L.P.

                              INVESTMENT OBJECTIVE

The investment objective of the Fund is to produce a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance the investment objective of the Fund will be achieved.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

Under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade obligations issued by or on behalf of the State of Ohio and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt from both federal income tax and Ohio personal income tax and not treated as a tax preference item for purposes of the federal alternative minimum tax ("Ohio Tax-Exempt Obligations"). Under normal market conditions, the Fund will invest at least 65% of its total assets in Ohio Tax-Exempt Obligations that are bonds. The Fund will maintain a dollar-weighted average portfolio maturity of between five and fifteen years.

Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value. Because the Fund invests primarily in debt securities, which fluctuate in value, the Fund's shares will fluctuate in value.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O OHIO TAX-EXEMPT OBLIGATIONS. The two principal classifications of Ohio Tax-Exempt Obligations which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, and credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Among other types of Ohio Tax-Exempt Obligations, the Fund may purchase Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bonds to be sold or other revenues.

The Fund may also invest in "moral obligation" securities which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

The Fund invests in Ohio Tax-Exempt Obligations which are rated at the time of purchase within the three highest rating categories by a nationally recognized statistical ratings organization ("NRSRO"), in the case of bonds (for example, "A" or higher by Moody's

Investors Service ("Moody's") or Standard & Poor's ("S&P")); rated "A-2" or higher by S&P or "P-2" or higher by Moody's in the case of notes; rated "SP-1" or higher by S&P or "MIG-2" by Moody's in the case of tax-exempt commercial paper; or rated "VMIG-2" by Moody's in the case of variable rate demand obligations. Such ratings requirements do not constitute a fundamental investment objective or restriction. The Fund may also purchase Ohio Tax-Exempt Obligations which are unrated at the time of purchase but are determined to be of comparable quality by Key Advisers or the Sub-Adviser pursuant to guidelines approved by the Victory Portfolios' Board of Trustees. Opinions relating to the validity of Ohio Tax-Exempt Obligations and to the exemption of interest thereon from federal and Ohio state income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor Key Advisers or the Sub-Adviser will review the proceedings relating to the issuance of Ohio Tax-Exempt Obligations or the basis for such opinions.

O TAXABLE OBLIGATIONS. The Fund may invest up to 20% of its net assets in taxable obligations or debt securities the interest income from which may be treated as an item of tax preference for purposes of the federal alternative minimum tax if, for example, suitable tax-exempt obligations are unavailable or if the acquisition of such securities is deemed appropriate for temporary defensive purposes. Taxable obligations may include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of domestic banks and domestic branches of foreign banks, commercial paper meeting the Fund's quality standards (as described above) for tax-exempt commercial paper, and shares issued by other open-end registered investment companies issuing taxable dividends where the Fund's investment adviser waives a pro rata portion of its advisory fee; notwithstanding this waiver, such investments involve a layering of certain costs and expenses. To the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fee as to all assets invested in other investment companies. These obligations are described further below in the Statement of Additional Information.

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of Key Advisers or the Sub-Adviser, suitable Ohio Tax-Exempt Obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested. Uninvested cash reserves will not earn income, and thus are not being utilized so as to meet the Fund's investment objective.

O U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

O GOVERNMENT MORTGAGE-BACKED SECURITIES. The principal governmental guarantor (i.e., backed by the full faith and credit of the U.S. Government) of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the United States Government.

The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, the adjustability of interest rates, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. During periods of declining interest rates, prepayment rates can be expected to accelerate. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities (and incur capital losses) notwithstanding a direct or indirect governmental or agency guarantee. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity. When interest rates fall, high prepayments could force the Fund to reinvest principal at a time when investment opportunities are not attractive. Thus, mortgage-backed securities may not be an effective means for the Fund to lock in long-term interest rates. Conversely, during periods when interest rates rise, slow prepayments could cause the average life of the security to lengthen and the value to decline more than anticipated. However during periods of rising interest rates, principal repayments by mortgage-backed securities allow the Fund to reinvest at increased interest rates.

O COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-related securities in which the Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

O MORTGAGE-RELATED SECURITIES ISSUED BY NON-GOVERNMENTAL ENTITIES. The Fund may invest in mortgage-related securities issued by non-governmental entities.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, Key Advisers or the Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the opinion of Key Advisers or the Sub-Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities." Estimated average life will be determined by Key Advisers or the Sub-Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, Key Advisers or the Sub-Adviser will rely on such data except to the extent such data are deemed unreliable by Key Advisers or the Sub-Adviser. Key Advisers or the Sub-Adviser might deem data unreliable which appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

O FUTURES CONTRACTS. The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

O PUTS. The Fund may acquire "puts" with respect to Ohio Tax-Exempt Obligations held in its portfolio. Under a put, the Fund has the right to sell a specified Ohio Tax-Exempt Obligation within a specified period of time at a specified price. A put will be sold, transferred, or assigned only with the underlying Ohio Tax-Exempt Obligation. The Fund will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of underlying Ohio Tax-Exempt Obligations, or permit the investment of its assets at a more favorable rate of return. The Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the put (thus reducing the yield to maturity otherwise available for the same securities).

O STAND-BY COMMITMENTS. The Fund may acquire "stand-by commitments" with respect to Ohio Tax-Exempt Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Ohio Tax-Exempt Obligations at a specified price. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund may also be referred to as "put" options.

O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity dates without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase investment grade variable and floating rate tax-exempt notes. "Investment grade" obligations are those rated at the time of purchase within the four highest rating categories assigned by NRSRO, or if unrated, are obligations that Key Advisers or the Sub-Adviser determine to be of comparable quality. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by the Fund therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations."

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 124.79% compared to 52.59% in the prior fiscal year.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

CERTAIN INVESTMENT RISKS PERTAINING TO OHIO INVESTMENTS

O DIVERSIFICATION AND CONCENTRATION. Because of the relatively small number of issuers of high grade Ohio Tax-Exempt Obligations, the Fund may concentrate its assets in the securities of a few issuers which Key Advisers or the Sub-Adviser considers to be attractive investments, rather than invest in a larger number of securities. While Key Advisers or the Sub-Adviser believes that this ability to concentrate the investments of the Fund in particular issuers is an advantage when investing in Ohio Tax-Exempt Obligations, such concentration involves an increased risk of loss to the Fund should the issuer be unable to make interest or principal payments thereon or should the market value of such securities decline.

The Fund may invest more than 25% of its assets in industrial development revenue bonds in general. It is the policy of the Fund not to invest more than 25% of its assets in industrial development revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry or in securities of private issuers in any one industry (governmental issuers are not considered to be part of any "industry").

O THE OHIO ECONOMY. The economy of Ohio, while having become increasingly reliant on the service sector, continues to rely in part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the Ohio economy, and the state has instituted several programs to provide financial assistance to farmers. Ohio's economy, which in recent years has been characterized by an unemployment rate usually somewhat lower than the national average, varies among the different geographic areas of the state and the political subdivisions located in such geographic areas. Although revenue obligations of the state or its political subdivisions may be payable from a specific source or project, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the Ohio Tax-Exempt Obligations in the Fund's portfolio or the ability of the respective obligors to make timely payment of interest and principal on such obligations. See the Statement of Additional Information for further discussion of special considerations regarding investments in Ohio Tax-Exempt Obligations. The Fund, in addition to investing primarily in Ohio Tax-Exempt Obligations, may invest in a relatively high percentage of such bonds having other similar characteristics. The issuers may be located in the same city or county, or may pay their obligations from revenues of similar projects. In addition to fiscal considerations applicable to issuers of Ohio Tax-Exempt Obligations generally, this may make the Fund more susceptible to economic, political, or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the net asset value of the Fund's securities from such occurrences also increases.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33=% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3. To meet federal tax requirements for qualification as a "regulated investment company," the Fund limits its investments so that at the close of each quarter of its taxable year: (a) no more than 25% of total assets are invested in the securities of a single issuer; and (b) with regard to at least 50% of total assets, no more than 5% of total assets are invested in the securities of a single issuer.

Each of the investment limitations indicated above in this subsection is non-fundamental, except for the limitation pertaining to borrowing money. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or for other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Account) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a sales person, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees -- Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A., and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                            The Victory Ohio Municipal Bond Fund
                                            Primary Funds Service Corporation
                                            P.O.  Box 9741
                                            Providence, RI 02940-9741

Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds

(monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                                            Boston Safe Deposit & Trust Co.
                                            ABA #011001234
                                            Credit PFSC DDA #16-918-8
                                            The Victory Ohio Municipal Bond Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price"). If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                                                 DEALER
                               CLASS A SALES CHARGE            REALLOWANCE
                           AS A % OF          AS A % OF          AS A %
                           OFFERING          NET AMOUNT        OF OFFERING
AMOUNT OF PURCHASE           PRICE            INVESTED            PRICE

Less than $49,999              4.75%              4.99%              4.00%
$50,000 to $99,999             4.50%              4.71%              4.00%
$100,000 to $249,999           3.50%              3.63%              3.00%
$250,000 to $499,999           2.25%              2.30%              2.00%
$500,000 to $999,999           1.75%              1.78%              1.50%
$1,000,000 and above           0.00%             0.00%                   (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

O RIGHTS OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund, and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s), or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

Investment in the Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial adviser to determine whether investment in the Fund would be suitable for them.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same classes of shares. If a fund has only one class of shares that does not have a class designation, they are deemed to be "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day (See "Shareholder Account Rules and Policies -- Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can impede fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (see the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

O  BY MAIL.  Send a written request to:  The Victory Ohio Municipal Bond Fund
                                         Primary Funds Service Corporation
                                         P.O.  Box 9741
                                         Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving, and Christmas.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Trustees believe accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is ordinarily made in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income monthly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after record date and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the Internal Revenue Service (the "IRS"). At least twice a year, you will receive the Fund's financial reports.

O EXCHANGES OR REDEMPTIONS. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Interest  on state or local  bonds is  excluded  from gross  income for  federal income tax  purposes.  Such  interest  earned by the Fund retains its  federally tax-exempt character when distributed to shareholders as "exempt-interest dividends." However, distributions by the Fund of any taxable investment income (e.g., from interest on certificates of deposit or repurchase agreements) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the IRS) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

Although excluded from gross income for regular federal income tax purposes, exempt-interest dividends, together with other tax-exempt interest, are required to be reported on shareholders' federal income tax returns, and are taken into account in determining the portion, if any, of social security benefits which must be included in gross income for federal income tax purposes. In addition, exempt-interest dividends paid out of interest on certain municipal securities may be treated as a tax preference item for both individual and corporate shareholders potentially subject to the alternative minimum tax ("AMT"), and all exempt-interest dividends are included in computing a corporate shareholder's adjusted current earnings, upon which a separate corporate preference item is based which may be subject to AMT and to the environmental supertax. Interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by municipal securities should consult with their own tax advisers before purchasing shares of the Fund.

O EXCHANGES OR REDEMPTIONS. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be disallowed to the extent of any exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Although exempt-interest dividends are excluded from gross income for federal income tax purposes, they are not necessarily excluded from the income or other tax laws of any state or local taxing authority. However, if at all times at least fifty percent of the value of the total assets of the Fund consists of obligations issued by or on behalf of the State of Ohio, its political subdivisions thereof or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"), or similar obligations of other states or their subdivisions, (a) dividends paid by the Fund that are properly attributable to interest on Ohio Obligations or on obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam will be exempt from Ohio personal income tax, and municipal and school district income taxes in Ohio, and will be excluded from net income for purposes of the Ohio corporation franchise tax, and (b) distributions of "capital gain dividends," as defined in the IRS Code, that are properly attributable to the Fund's sale or other disposition of Ohio Obligations will be exempt from Ohio personal income tax, and municipal and school district income taxes in Ohio, and will be excluded from net income for purposes of the Ohio corporation franchise tax. However, other distributions from the Fund will generally not be exempt from Ohio personal income tax, municipal tax (where applicable to intangible income) or school district income taxes in Ohio, and shares of the Fund will not be excluded from net worth for purposes of the Ohio corporation franchise tax. Income from the Fund is not necessarily exempt from regular state income taxes in states other than Ohio or from personal property taxes. Investors considering an investment in the Fund should consult their tax advisers concerning the application of state and local taxes to an investment in the Fund, which may differ from the federal income tax consequences described above. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATIONS.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determine their tax.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return and/or yield may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share
(reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

The Fund may also quote taxable-equivalent yields, which show the taxable yields an investor would have to earn, before taxes, to equal to tax-free yields for a class of shares of the Fund. A taxable-equivalent yield is calculated by dividing the Fund's tax-exempt yield for each class of shares of the Fund by the result of one minus the sum of the stated federal, state and city tax rates, and taking into account the deductibility of state and city taxes from federal tax. If only a portion of the Fund's income is tax-exempt, only that portion is adjusted in the calculation.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios, four of which are inactive. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of sixty one-hundredths of one percent (0.60%) of the average daily net assets of the Fund. The investment advisory fee paid by the Fund is higher than the advisory fees paid by most mutual funds, although the Victory Portfolios' Board of Trustees believes such fees to be comparable to advisory fees paid by many funds having similar objectives and policies. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating 0.32% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .40% of the first $10 million of average daily net assets; .30% of the next $15 million of average daily net assets; .25% of the next $25 million of average daily net assets; and .20% of average daily net assets in excess of $50 million.

The person primarily responsible for the investment management of the Fund, as well as his previous experience, is as follows:

    PORTFOLIO         MANAGING
     MANAGER         FUND SINCE                  PREVIOUS EXPERIENCE

Paul A. Toft    September, 1994    Vice President and Portfolio Manager, Society
                                   Asset Management, Inc. since September, 1994;
                                   Vice President and Manager, Nike Securities,
                                   L.P., 1991-1994; formerly Assistant Vice
                                   President, Van Kampen Merritt, 1990-1991.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as independent accountants to the Fund.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory, compliance, and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .25% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .05% of average daily net assets in excess of $50 million.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .94% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.

ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by each of the advisers for their respective employees and the Board of Trustees of the Fund reviews their Codes and any substantial violations of the Codes. Violations of the respective Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios have the flexibility to respond to future business contingencies. For example, the Trustees have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

As of the date of this Prospectus, the Fund offers only the class of shares offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Reports at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.



















NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                     Rule 497(c)
                                                        Registration No. 33-8982

                               MANAGED BY KEYCORP













                       THE VICTORY PRIME OBLIGATIONS FUND




















                                  MARCH 1, 1996

The
VICTORY
Portfolios
PRIME OBLIGATIONS FUND

PROSPECTUS               For current yield, purchase and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the PRIME OBLIGATIONS FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide current income consistent with liquidity and stability of principal. The Fund pursues this objective by investing in short-term, high-quality debt instruments.

The Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest, and shares of the Fund are offered at net asset value.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 has been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741 or by calling 800-539-3863.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.

SHARES OF THE FUND ARE:

O        NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                 PAGE

Fund Expenses                                                        2
Financial Highlights                                                 3
Investment Objective                                                 4
Investment Policies and Risk Factors                                 4
How to Invest, Exchange and Redeem                                   8
Dividends, Distributions and Taxes                                  14
Performance                                                         16
Fund Organization and Fees                                          16
Additional Information                                              19

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1)

Maximum Sales Charge Imposed on Purchases (as a percentage of
  the offering price)                                                none
Maximum Sales Charge Imposed on Reinvested Dividends                 none
Deferred Sales Charge                                                none
Redemption Fees                                                      none
Exchange Fee                                                         none

ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)

Management Fees                                                       .35%
Administration Fees                                                   .15%
Other Expenses(2)                                                     .40%
                                                                      ---
Total Fund Operating Expenses(2)                                      .90%
                                                                      ===


(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and Key Corp. (See "How to Invest, Exchange and Redeem.")

(2) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees -- Shareholder Servicing Plan.")

EXAMPLE: You would pay the following expenses on a $1,000 investment,  assuming:
(1) a 5% annual return and (2) full redemption at the end of each time period.

                         1 YEAR         3 YEARS         5 YEARS       10 YEARS
                         ------         -------         -------       --------

Prime Obligations Fund       $9             $29             $50           $111

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, are incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding throughout each period indicated.

                       THE VICTORY PRIME OBLIGATIONS FUND

                                                                YEAR ENDED OCTOBER 31,
                             1995           1994          1993           1992          1991          1990(B)       1989(B)
                             ----           ----          ----           ----          ----          -------       -------

NET ASSET VALUE,
  BEGINNING OF PERIOD        $  1.000      $  1.000       $  1.000      $  1.000       $  1.000      $  1.000       $  1.000
Income from Investment
  Activities
Net investment income           0.051         0.035          0.030         0.037          0.061         0.078          0.087
Net realized losses
  from Investment
  Transactions                               (0.003)
         Total from
           Investment
           Activities           0.051         0.032          0.030         0.037          0.061         0.078          0.087
Distributions
Net investment income          (0.051)       (0.035)        (0.030)       (0.037)        (0.061)       (0.078)        (0.087)
                             --------      --------       --------      --------       --------      --------       --------
Capital transactions                          0.003
NET ASSET VALUE,
  END OF PERIOD              $  1.000      $  1.000       $  1.000      $  1.000       $  1.000      $  1.000       $  1.000
                             ========      ========       ========      ========       ========      ========       ========
Total Return                     5.26%         3.57%          3.05%         3.77%          6.32%         8.06%          9.02%
RATIOS/SUPPLEMENTAL
  DATA:
Net Assets, End of
  Period (000)               $456,266      $782,303       $720,024      $524,338       $442,263      $444,238       $304,186
Ratio of expenses
  to average net
  assets                         0.74%         0.62%          0.60%         0.61%          0.62%         0.62%          0.61%
Ratio of net
  investment income
  to average net
  assets                         5.09%         3.52%          2.96%         3.68%          6.14%         7.76%          8.69%
Ratio of expenses
  to average net
  assets(a)                                    0.79%
Ratio of net
  investment income
  to average net
  assets(a)                                    3.35%

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(b) This information is not included in the financial statements audited by Coopers & Lybrand L.L.P.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide current income consistent with liquidity and stability of principal. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding voting securities (as defined in the Statement of Additional Information). There is no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund pursues its objective by investing in short-term, high quality debt instruments which are determined by Key Advisers and the Sub-Adviser to present minimal credit risks under guidelines adopted by the Victory Portfolios' Board of Trustees (the "Trustees"). All securities or instruments in which the Fund may invest must have remaining maturities of up to 397 days, although securities subject to repurchase agreements and certain variable interest rate instruments may bear longer maturities. The average weighted maturity of the securities in the Fund will not exceed 90 days.

The Fund invests in United States dollar-denominated, high-quality, short-term debt instruments. The Fund's investments will be limited to those obligations which, at the time of purchase, (a) possess the highest short-term rating from at least two nationally recognized statistical ratings organizations ("NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation ("S&P") or "P-1" by Moody's Investors Service, Inc. ("Moody's")) or (b) do not possess a rating (i.e., are unrated) but are determined by Key Advisers and the Sub-Adviser to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest, in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O COMMERCIAL PAPER. The Fund may invest in short-term obligations issued by domestic and foreign banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

O CERTIFICATES OF DEPOSIT OF U.S. AND FOREIGN BANKS. The Fund may invest in negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

O BANKERS' ACCEPTANCES OF U.S. AND FOREIGN BANKS. The Fund may invest in negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

O TIME DEPOSITS OF U.S. AND FOREIGN BANKS. The Fund may invest in non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

O SHORT-TERM CORPORATE OBLIGATIONS ISSUED BY DOMESTIC AND FOREIGN CORPORATIONS. Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage.

In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate notes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 10% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O MASTER DEMAND NOTES. Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer as borrower.

O MORTGAGE-BACKED SECURITIES. Mortgage-backed securities purchased by the Fund are securities issued or guaranteed by agencies or instrumentalities of the U.S. government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if Key Advisers or the Sub-Adviser determines they are consistent with the Fund's investment objective and policies. The Fund will not acquire "residual" interests in real estate mortgage investment conduits ("REMICs") under current tax law in order to avoid certain potential adverse tax consequences.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government, mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. The rate of prepayments is generally expected to increase in periods of declining interest rates. Consequently, in such periods, some of the Fund's higher-yielding securities may be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increases.

O U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high-quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations".

O SHORT-TERM FUNDING AGREEMENTS. The Fund may invest in short-term funding agreements (sometimes referred to as "GICs") issued by insurance companies. Pursuant to a short-term funding agreement, the Fund invests an amount of cash with an insurance company and the insurance company generally credits such investment on a monthly basis with guaranteed payment of interest. The Fund will purchase a short-term funding agreement only when Key Advisers and the Sub-Adviser have determined, under guidelines established by the Victory Portfolios' Board of Trustees, that the agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that possess the highest short-term rating from an NRSRO not affiliated with the issuer or guarantor of the instrument. The Fund may receive all principal and accrued interest on a short-term funding agreement at any time upon thirty days' written notice. Because the Fund may not receive the principal amount of a short-term funding agreement from the insurance company on seven days' notice or less, a short-term funding agreement is considered an illiquid investment and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's net assets.

O FOREIGN INVESTMENTS. Investments in Eurodollar Certificates of Deposits, Eurodollar Time Deposits, Canadian Time Deposits, Yankee Certificates of Deposits, Canadian Commercial Paper and Europaper may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when Key Advisers and the Sub-Adviser believe that the risks associated with such instruments are minimal.

O SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers and the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund an amount equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers and the Sub-Adviser have determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets. This limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by majority vote of shareholders.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33 1/3% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments.

2. The Fund will not purchase a security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         With respect to the remaining 25% of the Fund's total assets, the Fund may invest up to 10% of its total assets in bankers' acceptances, certificates of deposit and time deposits of a single bank; however, in order to comply with Rule 2a-7 under the 1940 Act, as a matter of nonfundamental policy, the Fund will generally not invest more than 5% of its total assets in the securities of any one issuer. (Note: In accordance with Rule 2a-7, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days.)

4. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and bankers' acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

Each of the investment limitations indicated above in this subsection are fundamental, except for the limitations pertaining to illiquid securities and compliance with Rule 2a-7. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees--Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                    The Victory Prime Obligations Fund
                                    Primary Funds Service Corporation
                                    P.O. Box 9741
                                    Providence, RI 02940-9741


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Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. (YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS.) Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                                    Boston Safe Deposit & Trust Co.
                                    ABA #011001234
                                    Credit PFSC DDA #16-918-8
                                    The Victory Prime Obligations Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent.

The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the net asset value that is next determined after the Transfer Agent receives the purchase order. The net asset value of each share of the Fund is determined on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price") normally 2:00 p.m. (Eastern time) and all net income of the Fund is declared as a dividend to the Fund's shareholders of record as of that time. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to begin earning dividends on the Business Day when the order to purchase such shares is deemed to have been received as provided above.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the date of the order. If payment is not received within three business days of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the net asset value next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is

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jointly owned,  be sure that all owners sign. You may obtain  information  about the Systematic Withdrawal Plan by contacting your Investment Professional. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement
Accounts ("IRAs") and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

Exchanges into a fund with a sales charge will be processed at the offering price, unless the shares of the Fund that you wish to exchange were acquired by exchanging shares of

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a fund of the Victory Group that were  originally  purchased  subject to a sales charge; in that event, the shares will be exchanged on the basis of current net asset values plus any difference in the sales charge originally paid and the sales charge applicable to the shares you wish to acquire through the exchange. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to the applicable valuation time for both Funds involved in the exchange on any Business Day (See "Shareholder Account Rules and Policies--Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by the applicable valuation time that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (see the definition of "Business Day" under "Shareholder Account Rules and Policies--Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request.

You may redeem shares in several ways:

O  BY MAIL.  Send a written request to:

                            The Victory Prime Obligations Fund
                            Primary Funds Service Corporation
                            P.O. Box 9741
                            Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another

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



Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before the valuation time (normally 2:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record.

Shareholder Account Rules and Policies

O SHARE PRICE. The term "net asset value per share," or "NAV," means the value of one share. The Fund's NAV per share is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares of the Fund outstanding. The NAV of the Fund is determined and its shares are normally priced as of 2:00 p.m. Eastern time (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

The Fund's assets are valued on the basis of amortized cost. This means valuation assumes a steady rate of payment from the date of purchase until maturity instead of looking at actual changes in market value. Although the Fund seeks to maintain an NAV of $1.00, there can be no assurance that it will be able to do so.


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o The  offering  of  shares  may be  suspended  during  any  period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o Payment for redeemed shares is ordinarily made in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may provide cash compensation to dealers in connection with sales of shares of the Fund. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent necessary to qualify for favorable federal tax treatment. The Fund accrues and

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declares  dividends from its net investment income daily and pays such dividends on or around the second Business Day of the succeeding month.

DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions.

Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the dividend payment date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the last day of the preceding month.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased as of the dividend payment date. If you are reinvesting dividends of the Fund in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price for such other fund. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend payment date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the Internal Revenue Service (the "IRS"). At least twice a year, you will receive the Fund's financial reports.

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O  FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. The Fund does not expect to realize any such capital gain. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the IRS) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

REDEMPTIONS OR EXCHANGES

Investors may realize a gain or loss for federal tax purposes when redeeming (selling) or exchanging shares of the Fund, although no gain or loss would normally be expected in the case of the Fund if its NAV per share does not deviate from $1.00. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Some states exempt mutual fund dividends derived from U.S. Government obligations (distinct from state and local bonds) from their state and local income taxes. However, some states may not provide this benefit and other states may limit it (e.g., New York, which generally requires at least 50% of a fund's total assets to be invested in such obligations for the exemption to apply). In addition, certain types of securities, such as repurchase agreements and certain agency-backed securities, may not qualify for this U.S. Government interest exemption. Some states may impose intangible property taxes. Shareholders will be notified annually of the extent to which the Fund's ordinary income dividends were derived from U.S. Government obligations. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE IN THEIR PARTICULAR TAX SITUATIONS.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, the Fund's "yield", "effective yield", and "average annual total return" may be presented in advertisements, sales literature and in reports to shareholders. The "yield" is based upon the income earned by the Fund over a seven-day period, which is then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in shares of the Fund and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual report, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund's investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of thirty-five one-hundredths of one percent (.35%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .35% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment subadvisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .25% of the first $10 million of average daily net assets; .20% of the next $15 million of average daily net assets; .15% of the next $25 million of average daily net assets, and .125% of average daily net assets in excess of $50 million.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of such class. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as independent accountants to the Fund.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory, compliance, and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .20% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .075% of average daily net assets in excess of $50 million.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .74% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently, there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics ( the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes. Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

As of the date of this Prospectus, the Fund offers only the class of shares presented in this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Report at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.



















NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                     Rule 497(c)
                                                        Registration No. 33-8982

                               MANAGED BY KEYCORP

















                         THE VICTORY SPECIAL GROWTH FUND
























MARCH  1,  1996

The
VICTORY
Portfolios
SPECIAL GROWTH FUND

PROSPECTUS               For current yield, purchase and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the SPECIAL GROWTH FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). T. Rowe Price Associates, Inc. is the investment sub-adviser to the Fund (the "Sub-Adviser" or "T. Rowe Price"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks capital appreciation. The Fund pursues this investment objective by investing primarily in equity securities of companies that have market capitalizations of $750 million or less at the time of purchase.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.

SHARES OF THE FUND ARE:

O        NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                     PAGE

Fund Expenses                                                            2
Financial Highlights                                                     3
Investment Objective                                                     4
Investment Policies and Risk Factors                                     4
How to Invest, Exchange and Redeem                                       9
Dividends, Distributions and Taxes                                      17
Performance                                                             19
Fund Organization and Fees                                              19
Additional Information                                                  22

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1)

         Maximum Sales Charge Imposed on Purchases (as a percentage
           of the offering price)                                      4.75%
         Maximum Sales Charge Imposed on Reinvested Dividends          none
         Deferred Sales Charge                                         none
         Redemption Fees                                               none
         Exchange Fee                                                  none

ANNUAL FUND OPERATING EXPENSES  (as a percentage of average daily net assets)

         Management Fees                                               1.00%
         Administration Fees                                            .15%
         Other Expenses(2)                                              .38%
                                                                       ----
         Total Fund Operating Expenses(2)                              1.53%
                                                                       ====

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay (see "Fund Organization and Fees -- Shareholder Servicing Plan").

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                                 1 YEAR    3 YEARS     5 YEARS     10 YEARS
                                 ------    -------     -------     --------

         Special Growth Fund        $62      $94         $127          $221

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund and for the Victory Aggressive Growth Portfolio which merged into the Fund on June 5, 1995 and was deemed to be the accounting survivor of the merger. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P. (for the period ended October 31, 1995) and KPMG Peat Marwick LLP (for earlier periods), independent auditors, whose reports thereon, together with the financial statements of the Fund and the Aggressive Growth Portfolio are incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding throughout each period indicated.

                         THE VICTORY SPECIAL GROWTH FUND

                                                                                     JAN. 11,
                                                  SIX MONTHS                        1994 TO
                                                     ENDED         YEAR ENDED      APRIL 30,
                                                  OCTOBER 31,       APRIL 30,        1994
                                                     1995          1995(D)(E)      (A)(D)(E)
                                                     ----          ----------      ---------

Net Asset Value, Beginning of Period                 $  10.54         $   9.82       $  10.00
                                                     --------         --------       --------
Income from Investment Activities
  Net investment income (loss)                                            0.02          (0.01)
  Net realized and unrealized gains
    (losses) on investments                              1.27             0.72          (0.17)
                                                     --------         --------       --------
         Total from Investment Activities                1.27             0.74          (0.18)
                                                     --------         --------       --------
Distributions
  Net investment income                                                  (0.02)
 Net realized gains
         Total Distributions                                             (0.02)
NET ASSET VALUE, END OF PERIOD                       $  11.81         $  10.54           9.82
                                                     --------         --------       --------
Total Return (Excludes Sales Charges)                   12.05%(b)         7.51%         (1.80%)(b)
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (000)                    $ 54,335         $ 20,796       $ 30,867
  Ratio of expenses to average net assets                0.65%(c)         1.04%         0.82%(c)
  Ratio of net investment income to
    average net assets                                  (0.13%)(c)        0.17%        (0.27%)(c)
  Ratio of expenses to average net assets (f)            1.40%(c)         1.35%         1.47%(c)
  Ratio of net investment income (loss)
    to average net assets (f)                           (0.88%)(c)       (0.14%)       (0.92%)(c)
  Portfolio turnover                                    54.37%          102.00%        61.00%

(a)      Period from commencement of operations.

(b)      Not Annualized.

(c)      Annualized.

(d)      Audited by other auditors.

(e) Effective June 5, 1995, the Victory Aggressive Growth Portfolio merged into the Special Growth Fund. Financial highlights for the periods prior to June 5, 1995 represent the Aggressive Growth Portfolio.

(f) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The Fund seeks capital appreciation. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund pursues its objective by investing primarily in equity securities of companies that have market capitalizations of $750 million or less at the time of purchase. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of such companies.

The Fund may invest in all types of equity securities, consisting of common stock, preferred stock, convertible preferred, debt convertible into equity securities and securities convertible into common stock. Under normal conditions, the Fund's assets will be invested in companies with smaller market capitalizations (i.e., those with market capitalization of $750 million or less at the time of purchase; however, the Fund may invest a portion of its assets in equity securities of companies with larger market capitalizations. When Key Advisers or the Sub-Adviser determines that adverse market conditions exist, including any period during which it is believed that the return on the following instruments would be more favorable than that obtainable through the Fund's normal investment program, the Fund may, for temporary defensive purposes, invest in investment-grade corporate bonds and notes, warrants, and high quality short-term debt obligations (including variable amount master demand notes), bankers acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations.

The Fund may invest in investment grade debt securities, i.e., those that are rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical ratings organization ("NRSRO") or if unrated, which Key Advisers or the Sub-Adviser determine to be of comparable quality. The Fund may also invest up to 5% of its total assets in lower-rated debt securities, commonly referred to as "junk bonds" (for example, those rated Ba to C by Moody's Investors Service or BB to C by Standard & Poor's Corporation), or such other debt securities which have poor protection against default in the payment of principal or interest, or which are in default.

The Fund is designed for long-term stock investors. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with small capitalization stocks in return for the possibility of long-term rewards. Smaller capitalization companies may have limited product lines, markets, or financial resources. These conditions may make them more susceptible to setbacks and reversals. Therefore their securities may be subject to more abrupt or erratic movements than securities of larger companies. Small capitalization stocks as a group may not respond to general market rallies or downturns as much as other types of equity securities. By itself, the Fund does not constitute a balanced investment plan; it stresses capital appreciation from stocks and other equity securities, and should be considered a long-term investment for investors who can afford to weather changes in the stock market. The Fund's share price and total return fluctuate, and your investment may be worth more or less than your original investment when you redeem your shares.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O WARRANTS. The Fund may invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments because they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

O LOWER-RATED DEBT SECURITIES. The Fund may invest up to 5% of its total assets in lower-rated debt securities, or "junk bonds," that have poor protection against default in the payment of principal and interest, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities, and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

O SHORT-TERM OBLIGATIONS. There may be times when, in Key Advisers' or the Sub-Adviser's opinion market conditions warrant that, for temporary defensive purposes, the Fund may hold more than 20% of its total assets in short-term obligations. To the extent that the Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include "High Quality" liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and United States Treasury Bills. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity. For a discussion of repurchase agreements, see "Repurchase Agreements". "Investment grade" obligations are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, obligations that Key Advisers or the Sub-Adviser determine to be of comparable quality. The applicable securities ratings are described in the Appendix to the Statement of Additional Information. "High-quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's Corporation or "P-1" or "P-2" by Moody's Investors Service, Inc.) or (2) are unrated by an NRSRO but are determined by Key Advisers or the Sub-Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.

O FOREIGN SECURITIES. The Fund may invest in equity securities of foreign issuers, including securities traded in the form of American Depository Receipts. The Fund will not hold foreign currency as a result of investment in foreign securities.

Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.
Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. Key Advisers and the SubAdviser will take such factors into consideration in managing the Fund's investments.

O OPTIONS. The Fund may invest in certain types of derivative securities, which are securities whose values are based on other securities. For example, the Fund may engage in writing put and call options from time to time. Such options may be listed on a national securities exchange and issued by the Options Clearing Corporation or traded over-the-counter. In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction," i.e., the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on any particular security. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options.

The Fund may also purchase put options on securities for the purpose of hedging against market risks related to its securities. The Fund may also purchase index put and call options and write index options. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Utilizing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options.

The Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities.

O FUTURES CONTRACTS. The Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Certain investment management techniques which the Fund may use, such as the purchase and sale of futures and options (described above), may expose the Fund to special risks. These products may be used to adjust the risk and return characteristics of the Fund's portfolio of investments. These various products may increase or decrease exposure to fluctuation in security prices, interest rates, or other factors that affect security values, regardless of the issuer's credit risk. Regardless of whether the intent was to decrease risk or increase return, if market conditions do not perform consistently with expectations, these products may result in a loss. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater risk of loss than more traditional equity investments.

O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increases.

O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.

O SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate any loan and regain the right to vote if that is considered important with respect to the Fund's investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees (the "Trustees"). The Fund will limit its securities lending to 33 1/3% of total assets.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase Investment Grade variable and floating rate notes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in High Quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 as amended (the "1933 Act"). Section 4(2) commercial paper

("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations."

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the six-month period ended October 31, 1995, the portfolio turnover rate was 54.37% compared to 102.00% in the fiscal year ended April 30, 1995.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

2. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

3. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Each of the investment limitations indicated above in this subsection is fundamental, except for the limitation pertaining to illiquid securities. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent changes in values, assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees -- Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                            The Victory Special Growth Fund
                                            Primary Funds Service Corporation
                                            P.O.  Box 9741
                                            Providence, RI 02940-9741

Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                                            Boston Safe Deposit & Trust Co.
                                            ABA #011001234
                                            Credit PFSC DDA #16-918-8
                                            The Victory Special Growth Fund

You must include your account number, your name(s) and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price") of the Fund. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                                                   DEALER
                                 CLASS A SALES CHARGE            REALLOWANCE
                             AS A % OF          AS A % OF          AS A %
                             OFFERING          NET AMOUNT        OF OFFERING
AMOUNT OF PURCHASE             PRICE            INVESTED            PRICE

Less than $49,999                4.75%              4.99%              4.00%
$50,000 to $99,999               4.50%              4.71%              4.00%
$100,000 to $249,999             3.50%              3.63%              3.00%
$250,000 to $499,999             2.25%              2.30%              2.00%
$500,000 to $999,999             1.75%              1.78%              1.50%
$1,000,000 and above             0.00%              0.00%                (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment professionals will be compensated at the rate of 0.25% on such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

O RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund, and other funds of the Victory Portfolios, by combining a current purchase with purchases of another fund(s), or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account

Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund. If a fund has only one class of shares that does not have a class designation, they are deemed to be "Class A" shares for exchange purposes. At present, not all of the funds offer the same classes of shares. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. In some cases, sales charges may be imposed on exchange transactions. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day (see "Shareholder Account Rules and Policies -- Share Price" below).

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time ( normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (see the definition of "Business Day" under "Shareholder Account Rules and Policies--Share Price" below). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

O  BY MAIL.  Send a written request to:

                                         The Victory Special Growth Fund
                                         Primary Funds Service Corp.
                                         P.O.  Box 9741
                                         Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares of the Fund outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.]

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividend and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date, and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the Internal Revenue Service (the "IRS"). At least twice a year, you will receive the Fund's financial reports.

O REDEMPTION OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that the Fund will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but only a portion thereof may qualify for the 70% dividends-received deduction for corporate shareholders (which portion may not exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund and must be designated by the Fund as so qualifying). Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. Such distributions are not eligible for the dividends-received deduction. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the IRS) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

Income from securities of foreign issuers may be subject to foreign withholding taxes. Credit for such foreign taxes, if any, will not pass through to the shareholders.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws of the shareholder's jurisdiction. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATION.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and analyzing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semiannual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to its investment advisory agreement with the Victory Portfolios respecting the Fund, Key Advisers receives a fee, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society Asset Management, Inc. received investment advisory fees aggregating .33% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a subadviser. Key Advisers has entered into an investment sub-advisory agreement with T. Rowe Price, on behalf of the Fund. For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees as a percentage of average daily net assets as follows: .25% of average daily net assets up to $100 million and .20% of average daily net assets in excess of $100 million.

T. Rowe Price serves as the investment sub-adviser for the Fund pursuant to an investment sub-advisory agreement dated January 1, 1996 between Key Advisers and the Sub-Adviser, which was approved by the shareholders of the Fund at the shareholders' meeting held on December 1, 1995. The Sub-Adviser, which maintains its principal office at 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. As of September 30, 1995, the firm and its affiliates managed over $65 billion for over 3 million individual and institutional investor accounts.

The person primarily responsible for the investment management of the Fund as well as his previous experience is as follows:

    PORTFOLIO        MANAGING
     MANAGER         FUND SINCE                   PREVIOUS EXPERIENCE

Jonathan M. Green  Commencement   Vice President, T. Rowe Price Associates, Inc.
                   of Operations  since 1979.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers and its affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor,

Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as independent accountants to the Fund.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were 1.40% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Victory Portfolios Delaware Trust Instrument Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes. Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios is required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios have the flexibility to respond to future business contingencies. For example, the Trustees have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

As of the date of this Prospectus, the Fund offers only the class of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Report at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.
                               MANAGED BY KEYCORP      Rule 497(c)
                                                       Registration No. 33-8982

















                       THE V I C T O R Y STOCK INDEX FUND

















                                  MARCH 1, 1996

The
VICTORY
Portfolios
STOCK INDEX FUND

PROSPECTUS

                      For current yield, purchase and redemption information,
March 1, 1996                             call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the STOCK INDEX FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index" or the "Index").(1)

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.

SHARES OF THE FUND ARE:

O    NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

TABLE OF CONTENTS                                                   PAGE

Fund Expenses                                                          2
Financial Highlights                                                   3
Investment Objective                                                   4
Investment Policies and Risk Factors                                   4
How to Invest, Exchange and Redeem                                     8
Dividends, Distributions and Taxes                                    16
Performance                                                           18
Fund Organization and Fees                                            18
Additional Information                                                21

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1)

Maximum Sales Charge Imposed on Purchases (as a percentage of
  the offering price)                                                 4.75%
Maximum Sales Charge Imposed on Reinvested Dividends                  none
Deferred Sales Charge                                                 none
Redemption Fees                                                       none
Exchange Fee                                                          none

ANNUAL FUND OPERATING EXPENSES AFTER EXPENSE WAIVERS AND REIMBURSEMENTS (as a percentage of average daily net assets)

Management Fees (2)                                                   .45%
Administration Fees (2)                                               .00%
Other Expenses (3)                                                    .11%
                                                                      ---
Total Fund Operating Expenses(3)                                      .56%
                                                                      ===

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem").

(2) The Adviser and the Administrator have agreed to reduce their fees for the indefinite future. Absent the voluntary reduction of investment advisory and administration fees, "Management Fees" and "Administration Fees" as a percentage of average daily net assets would be .60% and .15%, respectively.

(3) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay (see "Fund Organization and Fees -- Shareholder Servicing Plan"). Absent the voluntary reductions referred to in footnote (2) above, "Total Fund Operating Expenses" as a percentage of average daily net assets would be .86%.

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                            1 YEAR    3 YEARS    5 YEARS   10 YEARS
                            ------    -------    -------   --------

Stock Index Fund               $53       $65       $77        $114

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for each period indicated.

                          THE VICTORY STOCK INDEX FUND

                                                                    DECEMBER 3,
                                                  YEAR ENDED         1993 TO
                                                  OCTOBER 31,      OCTOBER 31,
                                                     1995            1994(A)
                                                     ----            -------

NET ASSET VALUE, BEGINNING OF PERIOD                    $  10.18      $ 10.00
                                                        --------      -------
Income from Investment Activities
  Net investment income                                     0.27         0.20
  Net realized and unrealized gains on investments          2.31         0.16
                                                        --------      -------
         Total from Investment Activities                   2.58         0.36
                                                        --------      -------
Distributions
  Net investment income                                    (0.26)       (0.18)
                                                        --------      -------
NET ASSET VALUE, END OF PERIOD                          $  12.50      $ 10.18
                                                        ========      =======
Total Return (excludes sales charge)                       25.72%     3.66%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                         $160,822      $89,686
Ratio of expenses to average net assets                     0.55%     0.58%(c)
Ratio of net investment income to average net assets        2.53%     2.35%(c)
Ratio of expenses to average net assets(d)                  0.87%     1.10%(c)
Ratio of net investment income to average net assets(d)     2.21%     1.82%(c)
Portfolio Turnover                                         11.91%        1.44%

(a)      Period from commencement of operations.

(b)      Not Annualized.

(c)      Annualized.

(d) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the S&P 500 Index. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund pursues its objective by following a policy of attempting to duplicate the capital performance and dividend income of the S&P 500 Index by investing primarily in many of the stocks which comprise the S&P 500 Index and secondarily in stock futures, while minimizing transaction costs. The S&P 500 Index is composed of 500 common stocks chosen on the basis of market value and industry diversification. While most issuers are among the 500 largest U.S. companies in terms of aggregate market value, some other stocks are included for purposes of diversification. The Fund attempts to duplicate the investment results of the S&P 500 Index. No attempt is made to manage the Fund in the traditional sense using economic, financial and market analysis. The Fund may hold only a representative portion of the stocks in the Index due to the illiquidity of some stocks or other factors. The Fund may compensate for the omission of certain stocks by purchasing stocks not included in the Index that are similar to those omitted if Key Advisers or the Sub-Adviser believes those purchases will reduce "tracking error" (the difference between the Fund's investment results (before expenses) and that of the Index). To minimize tracking error when the Fund does not hold all stocks in the Index in proportion to their Index weighting, Key Advisers or the Sub-Adviser may use statistical analyses in selecting stocks. In connection with engaging in futures transactions, the Fund may hold cash, cash equivalents, and/or U.S. Government Securities. See "Futures Contracts" in this prospectus and in the Statement of Additional Information.

Because of the Fund's objective, securities may be purchased, retained, and sold by the Fund when such transactions would not be consistent with traditional investment criteria. Adverse performance will ordinarily not result in the elimination of a stock from the Fund's portfolio. The Fund will generally remain fully invested in common stocks even when stock prices are generally falling. In addition, Key Advisers or the Sub-Adviser may eliminate one or more securities or elect not to increase the Fund's position in such securities notwithstanding the continued listing of such securities in the S&P 500 Index in the following circumstances: (a) the stock is no longer publicly traded as in the case of a leveraged buyout or merger; or (b) an unexpected adverse development occurs with respect to a company such as bankruptcy or insolvency. Accordingly, an investor is exposed to a greater risk of loss (and a corresponding greater prospect of gain) from fluctuations in the value of such securities than would be the case if the Fund was not so invested in such securities. In addition, the share price of the Fund is expected to be volatile, and investors should be able to sustain sudden and sometimes substantial fluctuations in the value of their investment. Brokerage costs, fees, operating expenses and tracking errors may cause the Fund's total return to be lower than that of the S&P 500 Index.

The Fund may invest in preferred stocks, investment-grade corporate bonds and notes, warrants, and high quality short-term debt obligations (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations.

Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value. Because the Fund invests primarily in equity securities, which fluctuate in value, the Fund's shares will fluctuate in value.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O SHORT-TERM OBLIGATIONS. There may be times when, in Key Advisers' or the Sub-Adviser's opinion, market conditions warrant that, for temporary defensive purposes, the Fund may hold more than 20% of its total assets in short-term obligations. To the extent that the Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments will be limited to "investment grade" liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and United States Treasury Bills. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity. For a discussion of repurchase agreements, see below. "Investment grade" obligations are those rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical ratings organization ("NRSRO") or, if unrated, obligations that Key Advisers or the Sub-Adviser determine to be of comparable quality. The applicable securities ratings are described in the Appendix to the Statement of Additional Information.

O FUTURES CONTRACTS. The Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increases.

O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.

O SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate any loan and regain the right to vote if that is considered important with respect to the Fund's investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees (the "Trustees"). The Fund will limit its securities lending to 33=% of total assets.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase Investment Grade variable and floating rate notes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high-quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper is generally sold to institutional investors, such as the Fund, that agree they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations" below.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 11.91% compared to 1.44% in the fiscal period from December 3, 1993 to October 31, 1994.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33=% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Each of the investment limitations indicated above in this subsection are fundamental, except for the limitation pertaining to illiquid securities. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees -- Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" below for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                                            The Victory Stock Index Fund
                                            Primary Funds Service Corporation
                                            P.O.  Box 9741
                                            Providence, RI 02940-9741

Subsequent purchases may be made in the same manner.

O BY WIRE: Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                                            Boston Safe Deposit & Trust Co.
                                            ABA #011001234
                                            Credit PFSC DDA #16-918-8
                                            The Victory Stock Index Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price"). If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                               SALES         SALES         DEALER
                              CHARGE        CHARGE       REALLOWANCE
                             AS A % OF     AS A % OF       AS A %
                             OFFERING     NET AMOUNT     OF OFFERING
AMOUNT OF PURCHASE             PRICE       INVESTED         PRICE

Less than $49,999                4.75%        4.99%          4.00%
$50,000 to $99,999               4.50%        4.71%          4.00%
$100,000 to $249,999             3.50%        3.63%          3.00%
$250,000 to $499,999             2.25%        2.30%          2.00%
$500,000 to $999,999             1.75%        1.78%          1.50%
$1,000,000 and above             0.00%       0.00%             (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

O RIGHTS OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same classes of shares. If a fund has only one class of shares that does not have a class designation, they are deemed to be "Class A" shares for exchange purposes. In some cases, sales charges may be imposed on exchange transactions. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day. (See "Shareholder Account Rules and Policies -- Share Price" below).

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (see the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

O  BY MAIL.  Send a written request to:   The Victory Stock Index Fund
                                          Primary Funds Service Corporation
                                          P.O.  Box 9741
                                          Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date, and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

O REDEMPTIONS OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that the Fund will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but only a portion thereof may qualify for the 70% dividends-received deduction for corporate shareholders (which portion may not exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund and must be designated by the Fund as so qualifying). Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. Such distributions are not eligible for the dividends-received deduction. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the Internal Revenue Service (the "IRS")) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws of the shareholder's jurisdiction. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATION.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and data reported are not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of sixty one-hundredths of one percent (.60%) of the average daily net assets of the Fund. The investment advisory fee paid by the Fund is higher than the advisory fees paid by most mutual funds, although the Victory Portfolios' Board of Trustees believes such fees to be comparable to advisory fees paid by many funds having similar objectives and policies. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society earned investment advisory fees aggregating .43% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .65% of the first $10 million of average daily net assets; .50% of the next $15 million of average daily net assets; .40% of the next $25 million of average daily net assets; and .35% of average daily net assets in excess of $50 million.

The person primarily responsible for the investment management of the Fund as well as her previous experience is as follows:

    PORTFOLIO       MANAGING
     MANAGER       FUND SINCE                  PREVIOUS EXPERIENCE

Denise Coyne    Since Inception             Vice    President   and   Portfolio
                                            Manager    for    Society     Asset
                                            Management,  Inc. since 1995;  Vice
                                            President,   Equity   Research  for
                                            Society  National  Bank since 1992;
                                            Research  Analyst  with  Ameritrust
                                            Company National  Association since
                                            1985.


EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as independent accountants to the Fund.

                          BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .30% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .05% of the next $25 million of average daily net assets; and .00% of average daily net assets in excess of $50 million.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .87% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory Portfolios' business, and the nature of its assets, management of Victory Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios have the flexibility to respond to future business contingencies. For example, the Trustees have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

As of the date of this Prospectus, the Fund offers only the class of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Report at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.










         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               MANAGED BY KEYCORP


                                 PR/VSI-350 3/96

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               MANAGED BY KEYCORP      Rule 497(c)
                                                       Registration No. 33-8982

















                     THE VICTORY TAX-FREE MONEY MARKET FUND















                                  MARCH 1, 1996

The
VICTORY
Portfolios
TAX-FREE MONEY MARKET FUND

PROSPECTUS               For current yield, purchase and redemption information,
March 1, 1996                                  call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the TAX-FREE MONEY MARKET FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund (the "Sub-Adviser" or "Society"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The Fund pursues this objective by investing in short-term, high-quality municipal securities.

The Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest, and shares of the Fund are offered at net asset value.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER UNIT.

SHARES OF THE FUND ARE:

O        NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                             PAGE

Fund Expenses                                                    2
Financial Highlights                                             3
Investment Objective                                             4
Investment Policies and Risk Factors                             4
How to Invest, Exchange and Redeem                               8
Dividends, Distributions and Taxes                              14
Performance                                                     16
Fund Organization and Fees                                      17
Additional Information                                          19

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1)

         Maximum Sales Charge Imposed on Purchases (as a percentage
           of the offering price)                                      none
         Maximum Sales Charge Imposed on Reinvested Dividends          none
         Deferred Sales Charge                                         none
         Redemption Fees                                               none
         Exchange Fee                                                  none

ANNUAL FUND OPERATING EXPENSES  (as a percentage of average daily net assets)

         Management Fees                                                .35%
         Administration Fees                                            .15%
         Other Expenses(2)                                              .29%
                                                                       ----
         Total Fund Operating Expenses(2)                               .79%
                                                                       ====

(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) These amounts include an estimate of the shareholder servicing fees that the Fund expects to pay (see "Fund Organization and Fees -- Shareholder Servicing Plan").

EXAMPLE: You would pay the following expenses on a $1,000 investment,  assuming:
(1) a 5% annual return and (2) full redemption at the end of each time period.

                                  1 YEAR    3 YEARS    5 YEARS     10 YEARS
                                  ------    -------    -------     --------

Tax-Free Money Market Fund            $8      $25         $44           $98

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for each period indicated.

                     THE VICTORY TAX-FREE MONEY MARKET FUND

                                                                               YEARS ENDED OCTOBER 31,
                                                   1995        1994        1993         1992       1991        1990        1989
                                                   ----        ----        ----         ----       ----        ----        ----

NET ASSET VALUE, BEGINNING OF PERIOD             $  1.000    $  1.000    $  1.000     $  1.000   $  1.000    $  1.000      $ 1.000
                                                 --------    --------    --------     --------   --------    --------      -------
Income from Investment Activities
  Net investment income                             0.034       0.021       0.020        0.027      0.043       0.054        0.059
Distributions
  Net investment income                            (0.034)     (0.021)     (0.020)      (0.027)    (0.043)     (0.054)      (0.059)
                                                 --------    --------    --------     --------   --------    --------      -------
NET ASSET VALUE, END OF PERIOD                   $  1.000    $  1.000    $  1.000     $  1.000   $  1.000    $  1.000      $ 1.000
                                                 ========    ========    ========     ========   ========    ========      =======
Total Return                                         3.42%       2.17%       2.06%        2.77%      4.44%       5.48%        6.04%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                  $307,726    $198,561    $189,351     $151,012   $129,601    $134,652      $85,556
Ratio of expenses to average net assets              0.61%       0.60%       0.59%        0.61%      0.62%       0.63%        0.58%
Ratio of net investment income to
  average net assets                                 3.36%       2.14%       2.04%        2.70%      4.29%       5.32%        5.88%
Ratio of expenses to average net assets(a)           0.62%       0.79%       0.60%                                            0.67%
Ratio of net investment income to
  average net assets(a)                              3.35%       1.95%       2.02%                                            5.79%

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund pursues its objective by investing in short-term, high-quality municipal securities which are determined by Key Advisers or the Sub-Adviser to present minimal credit risks under guidelines adopted by the Victory Portfolios' Board of Trustees (the "Trustees"). All securities or instruments in which the Fund may invest must have remaining maturities of 397 days or less, although securities subject to repurchase agreements and certain variable interest rate instruments may bear longer maturities. The average weighted maturity of the securities in the Fund will not exceed 90 days.

Under normal market conditions, the Fund will invest at least 80% of its total assets in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax ("Municipal Securities"). At times when Key Advisers or the Sub-Adviser judges that unstable conditions in the markets for Municipal Securities make pursuing the Fund's basic investment objective inconsistent with the best interests of shareholders, Key Advisers or the Sub-Adviser may use temporary "defensive" strategies, by purchasing short-term taxable obligations and by holding uninvested cash reserves.

The two principal types of Municipal Securities that may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Investments by the Fund in refunded municipal bonds that are secured by escrowed obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities are considered to be investments in U.S. Government securities for purposes of the diversification requirements to which the Fund is subject under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, more than five percent of the Fund's assets may be invested in such refunded bonds issued by a particular municipal issuer.

NOTE: Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O CERTIFICATES OF DEPOSIT. The Fund may invest in negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

O BANKERS' ACCEPTANCES. The Fund may invest in negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

O TIME DEPOSITS. The Fund may invest in non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

O SHORT-TERM CORPORATE OBLIGATIONS. Corporate obligations are bonds issued by corporations and other business organizations in order to finance their long-term credit needs. Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of a nationally recognized statistical ratings organization ("NRSRO") that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate notes. The interest rates on these securities may be reset daily,weekly, quarterly, or some other reset period, and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 10% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

O U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA") and the Export-Import of the U.S., are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA") are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC") are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when Key Advisers or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in high-quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations".

O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increases.

O PUTS. The Fund may acquire "puts" with respect to Municipal Securities held in its portfolio. Under a put, the Fund has the right to sell specified Municipal Securities within a specified period of time at a specified price. A put will be sold, transferred, or assigned only with the underlying Municipal Securities. The Fund will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of underlying Municipal Securities, or permit the investment of its assets at a more favorable rate of return. The Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the put (thus reducing the yield to maturity otherwise available for the same securities).

O TAXABLE OBLIGATIONS. The Fund may invest up to 20% of its net assets in taxable obligations or debt securities, the interest income from which may be treated as an item of tax preference for purposes of the federal alternative minimum tax if, for example, suitable tax-exempt obligations are unavailable or if the acquisition of such securities is deemed appropriate for temporary defensive purposes. Taxable obligations may include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of domestic banks and domestic branches of foreign banks, commercial paper meeting the Fund's quality standards (as described above) for tax-exempt commercial paper, and shares issued by other open-end registered investment companies issuing taxable dividends where the Fund's Investment Adviser waives a pro rata portion of its advisory fee; notwithstanding this waiver, such investments involve a layering of certain costs and expenses. To the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers will waive its investment advisory fee as to all assets invested in other investment companies. These obligations are described further in the Statement of Additional Information.

O COMMERCIAL PAPER. The Fund may invest in short-term obligations issued by banks, broker-dealers, corporations and other entities for purposes such as financing their current operations.

O MORTGAGE-BACKED SECURITIES. Mortgage-backed securities purchased by the Fund are securities issued or guaranteed by agencies or instrumentalities of the U.S. Government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if Key Advisers or the Sub-Adviser determines they are consistent with the Fund's investment objective and policies. The Fund will not acquire "residual" interests in real estate mortgage investment conduits ("REMICs") under current tax law in order to avoid certain potential adverse tax consequences.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government, mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns. The rate of prepayments is generally expected to increase in periods of declining interest rates. Consequently, in such periods, some of the Fund's higher-yielding securities may be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restricitons, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliate have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by a majority vote of shareholders.

INVESTMENTS LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33=% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets. The Fund does not engage in borrowing for the purpose of leverage.

2. The Fund will not purchase a security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         With respect to the remaining 25% of the Fund's total assets, the Fund may invest up to 10% of its total assets in bankers' acceptances, certificates of deposit and time deposits of a single bank; however, in order to comply with Rule 2a-7, as a matter of nonfundamental policy, the Fund will generally not invest more than 5% of its total assets in the securities of any one issuer. (Note: in accordance with Rule 2a-7, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to three business days.)

4. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry; provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; but for these purposes only, industrial development bonds that are backed by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities. Notwithstanding the foregoing, there is no limitation with respect to certificates of deposit and bankers' acceptances issued by domestic banks, or repurchase agreements secured thereby. In the utilities category, the industry shall be determined according to the service provided. For example, gas, electric, water and telephone will be considered as separate industries.

Each of the investment limitations indicated above in this subsection are fundamental, except for the limitations pertaining to illiquid securities and compliance with Rule 2a-7. Nonfundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees--Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges, or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" below for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                     The Victory Tax-Free Money Market Fund
                     Primary Funds Service Corporation
                     P.O. Box 9741
                     Providence, RI 02940-9741.

Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                     Boston Safe Deposit & Trust Co
                     ABA #011001234
                     Credit PFSC DDA #16-918-8
                     The Victory Tax-Free Money Market Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the net asset value that is next determined after the Transfer Agent receives the purchase order. The net asset value of each share of the Fund is determined on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price") normally 2:00 p.m. Eastern time, and all net income of the Fund is declared as a dividend to the Fund's shareholders of record as of that time. If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to begin earning dividends on the Business Day when the order to purchase such shares is deemed to have been received as provided above.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the net asset value next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal

Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O CHECK WRITING. Check writing service is available to shareholders of the Fund, whereby a shareholder may write checks on his or her Fund account for $100 or more. Shareholders must comply with minimum balance requirements in order to maintain check writing privileges. A shareholder will receive a supply of checks once a signature card is received by the Fund. The check may be made payable to any person, and the shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of an account, a shareholder may not use a check to close an account. The shareholder's account will be charged a fee for stopping payment of a check upon the shareholder's request, if the check cannot be honored because of insufficient funds (or other valid reasons), or in accordance with any schedule of fees set forth in the Account Application. Shareholders should call the Transfer Agent at 800-539-3863 to inquire as to the availability of the check writing service and to receive a check writing signature card.

RETIREMENT PLANS. You may wish to invest in the Victory Portfolios in connection with Individual Retirement Accounts ("IRAs") and other retirement plans such as Simplified Employee Pension Plans (SEP/IRA), Salary Reduction Simplified Employee Pension Plans (SAR-SEP/IRA), 401(k) Defined Contribution Plans, and 403(b) Defined Compensation Plans. For more information about investing in the Victory Portfolios through tax-favored accounts, call the Transfer Agent at 800-539-3863. Investment in the Fund would not be appropriate for tax-deferred plans, such as IRAs and Keogh plans.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at NAV at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

Exchanges into a fund with a sales charge will be processed at the offering price, unless the shares of the Fund that you wish to exchange were acquired by exchanging shares of a fund of the Victory Group that were originally purchased subject to a sales charge; in that event, the shares will be exchanged on the basis of current net asset values plus any difference in the sales charge originally paid and the sales charge applicable to the shares you wish to acquire through the exchange. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to the applicable valuation time for both Funds involved in the exchange on any Business Day (See "Shareholder Account Rules and Policies -- Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by the applicable valuation time that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business (see the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request.

You may redeem shares in several ways:

O  BY MAIL. Send a written request to: The Victory Tax-Free Money Market Fund
                                       Primary Funds Service Corporation
                                       P.O.  Box 9741
                                       Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before the valuation time (normally 2:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the New York Stock Exchange ("NYSE") is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the Fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record.

SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The Fund's NAV per share is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares of the Fund outstanding. The NAV of the Fund is determined and its shares are normally priced as of 2:00 p.m. Eastern time (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day,

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

The Fund's assets are valued on the basis of amortized cost. This means valuation assumes a steady rate of payment from the date of purchase until maturity instead of looking at actual changes in market value. Although the Fund seeks to maintain an NAV of $1.00, there can be no assurance that it will be able to do so.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o Payment for redeemed shares is ordinarily made in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor at its expense, may provide cash compensation to dealers in connection with sales of shares of the Fund. In addition, the Distributor may, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent necessary to qualify for favorable federal tax treatment. The Fund accrues and declares dividends from its net investment income daily and pays such dividends on or around the second Business Day of the succeeding month.

DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the dividend payment date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the last day of the preceding month.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased as of the dividend payment date. If you are reinvesting dividends of the Fund in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price for such other fund. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend payment date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An Internal Revenue Service ("IRS") Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial reports.

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your fund shares, any dividends accrued to your account will be included in the redemption check.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that it will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Interest  on state or local  bonds is  excluded  from gross  income for  federal income tax  purposes.  Such  interest  earned by the Fund retains its  federally tax-exempt character when distributed to shareholders as "exempt-interest dividends." However, distributions by the Fund of any taxable investment income (e.g., from interest on certificates of deposit or repurchase agreements) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are designated as ordinary dividends and are taxable to shareholders as ordinary income. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as "capital gain dividends" and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. The Fund does not expect to realize any such capital gain. It is anticipated that no part of any Fund distribution will be eligible for the dividends-received deduction for corporations.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the IRS) by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

Although excluded from gross income for regular federal income tax purposes, exempt-interest dividends, together with other tax-exempt interest, are required to be reported on shareholders' federal income tax returns, and are taken into account in determining the portion, if any, of social security benefits which must be included in gross income for federal income tax purposes. In addition, exempt-interest dividends paid out of interest on certain municipal securities may be treated as a tax preference item for both individual and corporate shareholders potentially subject to the alternative minimum tax ("AMT"), and all exempt-interest dividends are included in computing a corporate shareholder's adjusted current earnings, upon which a separate corporate preference item is based which may be subject to AMT and to the environmental supertax. Interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by municipal securities should consult with their own tax advisers before purchasing shares of the Fund.

O EXCHANGES OR REDEMPTIONS. Investors may realize a gain or loss for federal tax purposes when redeeming (selling) or exchanging shares of the Fund, although no gain or loss would normally be expected in the case of the Fund if its NAV per share does not deviate from $1.00. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be disallowed to the extent of any exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws in the shareholder's jurisdiction. Although exempt-interest dividends are excluded from gross income for federal income tax purposes, they are not necessarily excluded from the income or other tax laws of state or local taxing authorities. Additionally, some states exempt mutual fund dividends derived from U.S. Government obligations (distinct from state and local bonds) from their state and local income taxes. However, some states do not provide this benefit (e.g., Pennsylvania) and other states may limit it (e.g., New York, which generally requires at least 50% of a fund's total assets to be invested in such obligations for the exemption to apply). In addition, certain types of securities, such as repurchase agreements and certain agency-backed securities, may not qualify for this U.S. Government interest exemption. Some states may impose intangible property taxes. Shareholders will be notified annually of the extent to which the Fund's ordinary income dividends were derived from U.S. Government obligations. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATIONS.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, the Fund's "yield" and "effective yield" may be presented in advertisements, sales literature and in reports to shareholders. The "yield" is based upon the income earned by the Fund over a seven-day period, which is then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in shares of the Fund and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

Performance   information   showing  the  total   return  may  be  presented  in
advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized.

The Fund may also quote taxable-equivalent yields, which show the taxable yields an investor would have to earn, before taxes, to equal the tax-free yields for a class of shares of the Fund. A taxable-equivalent yield is calculated by dividing the Fund's tax-exempt yield for each class of shares of the Fund by the result of one minus the sum of the stated federal, state and city tax rates, and taking into account the deductibility of state and city taxes from federal tax. If only a portion of the Fund's income is tax-exempt, only that portion is adjusted in the calculation.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, MorningStar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, current performance will fluctuate and is not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund's investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of thirty-five one hundredths of one percent (.35%) of the average daily net assets of the Fund. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal year ended October 31, 1995, Society Asset Management, Inc. earned investment advisory fees aggregating .34% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc. a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the Sub-Adviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser sub-advisory fees at an annual rate as a percentage of the Fund's average daily net assets as follows: .25% of the first $10 million of average daily net assets; .20% of the next $15 million of average daily net assets; .15% of the next $25 million of average daily net assets; and .125% of average daily net assets in excess of $50 million.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares. Such agreements are entered into between the Victory

Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as independent accountants to the Fund.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory, compliance, and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers at an annual rate as follows: .20% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .10% of the next $25 million of average daily net assets; and .075% of average daily net assets in excess of $50 million.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were .62% of average daily net assets, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other Funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes. Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios have the flexibility to respond to future business contingencies. For example, the Trustees have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

As of the date of this Prospectus, the Fund offers only one class of shares. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Report at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.















































NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                                 BULK RATE
                                                               U.S. POSTAGE
                                                                   PAID
                                                               CLEVELAND, OH
                                                                Permit 469





























                               MANAGED BY KEYCORP
                                 PR/TMM-185 3/96

                                                                     Rule 497(c)
                                                        Registration No. 33-8982


                               MANAGED BY KEYCORP












                             THE VICTORY VALUE FUND










                                  MARCH 1, 1996

The
VICTORY
Portfolios
VALUE FUND

PROSPECTUS               For current yield, purchase and redemption information,
March 1, 1996                                call 800-539-FUND or 800-539-3863

THE VICTORY PORTFOLIOS (the "Victory Portfolios") is a registered open-end management investment company that offers investors a selection of money market, fixed-income, municipal bond, domestic and international equity portfolios. This Prospectus relates to the VALUE FUND (the "Fund"), a diversified portfolio. KeyCorp Mutual Fund Advisers, Inc., Cleveland, Ohio, an indirect subsidiary of
KeyCorp, is the investment adviser to the Fund ("Key Advisers" or the "Adviser"). Society Asset Management, Inc., Cleveland, Ohio, an indirect subsidiary of KeyCorp, is the investment sub-adviser to the Fund ("Society" or the "Sub-Adviser"). Concord Holding Corporation is the Fund's administrator (the "Administrator"). Victory Broker-Dealer Services, Inc. is the Fund's distributor (the "Distributor").

The Fund seeks to provide long-term growth of capital and dividend income. The Fund pursues this objective by investing primarily in a diversified group of common stocks with an emphasis on companies with above average total return potential.

Please read this Prospectus before investing. It is designed to provide you with information and to help you decide if the Fund's goals match your own. Retain this document for future reference. A Statement of Additional Information (dated March 1, 1996) for the Fund and an audited annual report for the Fund's fiscal year ended October 31, 1995 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to Primary Funds Service Corporation (the "Transfer Agent"), P.O. Box 9741, Providence, RI 02940-9741, or by calling 800-539-3863.

SHARES OF THE FUND ARE:

O        NOT INSURED BY THE FDIC;

O NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY KEYCORP BANK, ANY OF ITS AFFILIATES, OR ANY OTHER BANK;

O SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS                                                          PAGE

Fund Expenses                                                                 2
Financial Highlights                                                          3
Investment Objective                                                          4
Investment Policies and Risk Factors                                          4
How to Invest, Exchange and Redeem                                            9
Dividends, Distributions and Taxes                                           16
Performance                                                                  18
Fund Organization and Fees                                                   19
Additional Information                                                       22

                                  FUND EXPENSES

The table below summarizes the expenses associated with the Fund. This standard format was developed for use by all mutual funds to help an investor make investment decisions. You should consider this expense information along with other important information in this Prospectus, including the Fund's investment objective, policies and risk factors.

SHAREHOLDER TRANSACTION EXPENSES(1)

Maximum Sales Charge Imposed on Purchases (as a percentage of the
  offering price)                                                   4.75%
Maximum Sales Charge Imposed on Reinvested Dividends                none
Deferred Sales Charge                                               none
Redemption Fees                                                     none
Exchange Fee                                                        none

ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)
Management Fees                                                    1.00%
Administration Fees                                                 .15%
Other Expenses(2)                                                   .25%
Total Fund Operating Expenses(2)                                   1.40%


(1) Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent, including affiliated banks and non-bank affiliates of Key Advisers and KeyCorp. (See "How to Invest, Exchange and Redeem.")

(2) These amounts include an estimate of the shareholder servicing fees the Fund expects to pay. (See "Fund Organization and Fees -- Shareholder Servicing Plan").

EXAMPLE:  You would pay the following expenses on a $1,000 investment,  assuming
(1) a 5% annual return and (2) full redemption at the end of each time period.

                       1 YEAR          3 YEARS         5 YEARS       10 YEARS
                       ------          -------         -------       --------

Value Fund                $61             $90           $120            $207

The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Fund Organization and Fees" for a more complete discussion of annual operating expenses of the Fund. The foregoing example is based upon expenses for the fiscal year ended October 31, 1995 and expenses that the Fund is expected to incur during the current fiscal year. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information with respect to the financial highlights for the Fund for the periods indicated. The information below has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Victory Portfolios, whose report thereon, together with the financial statements of the Fund, is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share outstanding for each period indicated.

                                              THE VICTORY VALUE FUND

                                                                                DECEMBER 3,
                                                             YEAR ENDED          1993 TO
                                                             OCTOBER 31,       OCTOBER 31,
                                                               1995(D)           1994(A)
                                                               -------           -------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  10.13         $  10.00
                                                              --------         --------
Income from Investment Activities
  Net investment income                                           0.27             0.21
  Net realized and unrealized gains on investments                1.92             0.11
                                                              --------         --------
         Total from Investment Activities                         2.19             0.32
                                                              --------         --------
Distributions
  Net investment income                                          (0.28)           (0.19)
  Net realized gains (losses)                                    (0.17)
                                                              --------
         Total Distributions                                     (0.45)           (0.19)
                                                              --------         --------
NET ASSET VALUE, END OF PERIOD                                $  11.87         $  10.13
                                                              ========         ========
Total Return (excludes sales charge)                             22.28%         3.27%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000)                               $295,871         $188,184
Ratio of expenses to average net assets                           0.99%         0.92%(c)
Ratio of net investment income to average net assets              2.55%         2.32%(c)
Ratio of expenses to average net assets(e)                        1.30%         1.48%(c)
Ratio of net investment income to average net assets(e)           2.24%         1.76%(c)
Portfolio turnover                                               23.03%           39.05%


(a)      Period from commencement of operations.

(b)      Not Annualized.

(c)      Annualized.

(d) Effective June 5, 1995, the Victory Equity Income Portfolio merged into the Value Fund. Financial highlights for the periods prior to June 5, 1995 represent the Value Fund.

(e) During the period the investment advisory, administration, and/or shareholder servicing fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                              INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital and dividend income. The investment objective of the Fund is fundamental and may not be changed without a vote of the holders of a majority of its outstanding voting securities (as defined in the Statement of Additional Information). There can be no assurance that the Fund will achieve its investment objective.

                      INVESTMENT POLICIES AND RISK FACTORS

SUMMARY OF PRINCIPAL INVESTMENT POLICIES

The Fund pursues its objective by investing primarily in a diversified group of common stocks with an emphasis on companies with above average total return potential.

Under normal market conditions, the Fund will invest primarily in a diversified portfolio of common stocks of issuers listed on a nationally recognized exchange with a preference for stocks with above average yields and below average price/earnings, price/book value, and price/cash flow ratios, that are statistically cheap and are believed to have improving investor sentiment. Stocks will be purchased on the basis of a proprietary scoring system of valuation models which incorporates Key Advisers, or the Sub-Adviser's appraisal of value of the shares, measures of statistical value, and a measure which reflects revisions of earnings estimates.

The Fund may also invest in preferred stocks, investment-grade corporate bonds and notes, warrants, and high quality short-term debt obligations (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. However, the Fund will limit such investments to 20% of its total assets.

Changes in the value of portfolio securities will not affect cash income, if any, derived from these securities but will affect the Fund's net asset value. Because the Fund invests primarily in equity securities, which fluctuate in value, the Fund's shares will fluctuate in value.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest, in accordance with its investment objective, policies and limitations, including certain transactions it may make and strategies it may adopt. The following also contains a brief description of certain risk factors. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described in this Prospectus.

O SHORT-TERM OBLIGATIONS. There may be times when, in Key Advisers' or the Sub-Adviser's opinion, market conditions warrant that, for temporary defensive purposes, the Fund may hold more than 20% of its total assets in short-term obligations. To the extent that the Fund's assets are so invested, they will not be invested so as to meet its investment objective. The instruments may include "high-quality" liquid debt securities such as commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and United States Treasury Bills. Bankers' acceptances are instruments of United States banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity.

O INVESTMENT GRADE AND HIGH QUALITY SECURITIES. The Fund may invest in "Investment Grade" obligations -- those rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical ratings organization ("NRSRO") or, if unrated, are obligations that Key Advisers or the Sub-Adviser determine to be of comparable quality. The applicable securities ratings are described in the Appendix to the Statement of Additional Information. "High-Quality" short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or

"A-2" by Standard & Poor's Corporation or "P-1" or "P-2" by Moody's Investors Service, Inc.) or (2) are unrated by an NRSRO but are determined by Key Advisers or the Sub-Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.

O FOREIGN SECURITIES. The Fund may invest in equity securities of foreign issuers, including securities traded in the form of American Depository Receipts. The Fund will limit its investments in such securities to 20% of its total assets. The Fund will not hold foreign currency as a result of investment in foreign securities.

Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.
Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investment. In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments which could affect U.S. investments in those countries. Key Advisers or the SubAdviser will take such factors into consideration in managing the Fund's investments.

O FUTURES CONTRACTS. The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

The Fund may enter into futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

O ZERO COUPON BONDS. The Fund is permitted to purchase both zero coupon U.S. government securities and zero coupon corporate securities ("Zero Coupon Bonds"). Zero Coupon Bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the Zero Coupon Bond, but at the same time eliminates the holder's ability to reinvest at higher rates. For this reason, Zero Coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest periodically. The amount of price fluctuation tends to increase as maturity of the security increases.

O RECEIPTS. In addition to bills, notes and bonds issued by the U.S. Treasury, the Fund may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater fluctuations in value due to changes in interest rates than interest-paying U.S. Treasury obligations. The Fund will limit its investment in such instruments to 20% of its total assets.

O SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, lend its portfolio securities. The Fund must receive collateral equal to 100% of the securities' value in the form of cash or U.S. Government securities, plus any interest due, which collateral must be marked to market daily by Key Advisers or the Sub-Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate any loan and regain the right to vote if that is considered important with respect to the Fund's investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which Key Advisers or the Sub-Adviser has determined are creditworthy under guidelines established by the Victory Portfolios' Board of Trustees (the "Trustees"). The Fund will limit its securities lending to 33% of total assets.

O WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

O VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase Investment Grade variable and floating rate notes. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period and may be subject to a floor or ceiling. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. There may be no active secondary market with respect to a particular variable or floating rate note. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other illiquid securities held by the Fund, does not exceed 15% of the Fund's net assets unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand therefor. These securities are included among those which are sometimes referred to as "derivative securities."

O REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action.

O REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it must place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest); the collateral will be marked to market on a daily basis, and will be continuously monitored to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act").

O INVESTMENT COMPANY SECURITIES. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an exemptive order received by the Victory Portfolios from the Commission, the Fund may invest in the money market funds of the Victory Portfolios. Key Advisers or the Sub-Adviser will waive its fee attributable to the Fund's assets invested in a fund of the Victory Portfolios, and, to the extent required by the laws of any state in which shares of the Fund are sold, Key Advisers or the Sub-Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by the Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by Key Advisers or the Sub-Adviser.

O PRIVATE PLACEMENT INVESTMENTS. The Fund may invest in High Quality commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper ("Commercial Paper") is generally sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Commercial Paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Commercial Paper, thus providing liquidity. The Fund believes that Commercial Paper and possibly certain other Restricted Securities (as defined in the Statement of Additional Information) that meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Trustees, including Commercial Paper, as determined by Key Advisers or the Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. See "Investment Limitations" below.

O OPTIONS.  The Fund may write  call  options  from time to time.  The Fund will write only covered call options (options on securities owned by the Fund and index options). Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction", i.e., the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on any particular security. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Upon the exercise of an option, the Fund is not entitled to the gains, if any, on securities underlying the options. The Fund intends to limit its investment in call and index options to 25% of its total assets.

Certain investment management techniques which the Fund may use, such as the purchase and sale of futures and options (described above) may expose the Fund to special risks. These products may be used to adjust the risk and return characteristics of the Fund's portfolio of investments. These various products may increase or decrease exposure to fluctuation in security prices, interest rates, or other factors that affect security values, regardless of the issuer's credit risk. Regardless of whether the intent was to decrease risk or increase return, if market conditions do not perform consistently with expectations, these products may result in a loss. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater risk of loss than more traditional equity investments.

O PORTFOLIO TRANSACTIONS. The Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to take advantage of what Key Advisers or the Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the Fund's turnover rate and its transaction costs. High turnover will generally result in higher brokerage costs and possible tax consequences for the Fund. In the fiscal year ended October 31, 1995, the portfolio turnover rate was 23.03% compared to 39.05% in the fiscal period from December 3, 1993 to October 31, 1994.

From time to time, the Fund, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of issuers with which Key Advisers or the Sub-Adviser or its affiliates have a lending relationship.

NOTE: The Statement of Additional Information contains additional information about the investment practices of the Fund and risk factors. The investment policies and limitations of the Fund may be changed by the Trustees without any vote of shareholders unless (1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

INVESTMENT LIMITATIONS

The following summarizes some of the Fund's principal investment limitations. The Statement of Additional Information contains a complete listing of the Fund's investment limitations and provides additional information about investment restrictions designed to reduce the risk of an investment in the Fund.

1. The Fund may not borrow money other than (a) by entering into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of such commitments do not exceed 33% of the Fund's total assets; and (b) for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

2. The Fund will not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities are investments that cannot be readily sold within seven days in the usual course of business at approximately the price at which the Fund has valued them. Under the supervision of the Trustees, Key Advisers or the Sub-Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

3. The Fund is "diversified" within the meaning of the 1940 Act. With respect to 75% of its total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4. The Fund's policy regarding concentration of investments provides that the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Each of the investment limitations indicated above in this subsection are fundamental, except for the limitation pertaining to illiquid securities. Non-fundamental limitations may be changed without shareholder approval. Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the investment, and any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). If the value of the Fund's illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or for other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                       HOW TO INVEST, EXCHANGE AND REDEEM

HOW TO INVEST

O HOW ARE SHARES PURCHASED? Shares may be purchased directly or through an Investment Professional of a securities broker or other financial institution that has entered into a selling agreement with the Fund or the Distributor. Shares are also available to clients of bank trust departments. The minimum investment is $500 ($250 for Individual Retirement Accounts) for the initial purchase and $25 thereafter. Accounts set up through a bank trust department or an Investment Professional may be subject to different minimums.

O INVESTING THROUGH YOUR INVESTMENT PROFESSIONAL. An "Investment Professional" is a salesperson, financial planner, investment adviser or trust officer who provides you with information regarding the investment of your assets. Your Investment Professional will place your order with the Transfer Agent (see "Fund Organization and Fees -- Transfer Agent") on your behalf. You may be required to establish a brokerage or agency account. Your Investment Professional will notify you whether subsequent trades should be directed to the Investment Professional or directly to the Fund's Transfer Agent. Accounts established with Investment Professionals may have different features, requirements and fees. In addition, Investment Professionals may charge for their services. Information regarding these features, requirements and fees will be provided by the Investment Professional. If you are purchasing shares of any Fund through a program of services offered or administered by your Investment Professional, you should read the program materials in conjunction with this Prospectus. You may initiate any transaction by telephone through your Investment Professional. Subsequent investments by telephone may be made directly. See "Special Investor Services" for more information about telephone transactions.

O INVESTING THROUGH YOUR BANK TRUST DEPARTMENT. Your bank trust department may require a minimum investment and may charge additional fees. Fee schedules for such accounts are available upon request and are detailed in the agreements by which a client opens the desired account. Your bank trust department may require a completed and signed Account Application for the Fund in which an investment is made. Additional documents may be required from corporations, associations, and certain fiduciaries. Any account information, such as balances, should be obtained through your bank trust department. Additional purchases, exchanges or redemptions should also be coordinated through your bank trust department. Contact your bank trust department for instructions.

The services rendered by a bank trust department, including Key Trust Company of Ohio, N.A. and other affiliates of Key Advisers or the Sub-Adviser are not duplicative of any of the services for which Key Advisers or the Sub-Adviser as the investment adviser or sub-adviser, respectively, is compensated for advising the Fund. The charges paid by clients of bank trust departments, or their affiliates, should also be considered by the investor in addition to the net yield and return on the investment in the Fund, although such charges do not affect the Fund's dividends or distributions.

O INVESTING THROUGH THE SYSTEMATIC INVESTMENT PLAN. You can use the Systematic Investment Plan to purchase shares directly from your bank account. Please refer to "The Systematic Investment Plan" for more details.

INVESTING DIRECTLY

O BY MAIL. You may purchase shares by completing and signing an Account Application (initial purchase only) and mailing it, together with a check (or other negotiable bank draft or money order) in the amount of at least the minimum investment requirement to:

                           The Victory Value Fund
                           Primary Funds Service Corporation
                           P.O. Box 9741
                           Providence, RI 02940-9741.

Subsequent purchases may be made in the same manner.

O BY WIRE. Call 800-539-3863 to set up your Fund account to accommodate wire transactions. YOU MUST CALL THE TRANSFER AGENT BEFORE WIRING FUNDS. Federal funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) should be wired to:

                           Boston Safe Deposit & Trust Co.
                           ABA #011001234
                           Credit PFSC DDA #16-918-8
                           The Victory Value Fund

You must include your account number, your name(s), and the control number assigned by the Transfer Agent. The Fund does not impose a fee for wire transactions, although your bank may charge you a fee for this service.

Shares are sold at the public offering price based on the net asset value that is next determined after the Transfer Agent receives the purchase order. In most cases, to receive that day's offering price, the Transfer Agent must receive your order as of the close of regular trading of the New York Stock Exchange ("NYSE") which is normally 4:00 p.m. Eastern time (the "Valuation Time") on each Business Day (as defined in "Shareholder Account Rules and Policies -- Share Price"). If you buy shares through an Investment Professional, the Investment Professional must receive your order in a timely fashion on a regular Business Day and transmit it to the Transfer Agent so that it is received before the close of business that day. The Transfer Agent may reject any purchase order for the Fund's shares, in its sole discretion. It is the responsibility of your Investment Professional to transmit your order to purchase shares to the Transfer Agent in a timely fashion in order for you to receive that day's share price.

INVESTMENT REQUIREMENTS

All purchases must be made in U.S. dollars. Checks must be drawn on U.S. banks. No cash will be accepted. If you make a purchase with more than one check, each check must have a value of at least $25, and the minimum investment requirement still applies. The Fund reserves the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. Payment for the purchase is expected at the time of the order. If payment is not received within three business days of the date of the order, the order may be canceled, and you could be held liable for resulting fees and/or losses.

Shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price may be net asset value. In some cases, reduced sales charges may be available, as described below. When you invest, the Fund receives the net asset value for your account. The sales charge varies depending on the amount of your purchase and a portion may be retained by the Distributor and allocated to your Investment Professional. The Victory Portfolios has a reinstatement policy which allows an investor who redeems shares originally purchased with a sales charge to reinvest within 90 days without incurring an additional sales charge. The current sales charge rates and commissions paid to Investment Professionals are as follows:

                                 SALES          SALES             DEALER
                                CHARGE         CHARGE           REALLOWANCE
                               AS A % OF      AS A % OF           AS A %
                               OFFERING      NET AMOUNT         OF OFFERING
AMOUNT OF PURCHASE               PRICE        INVESTED             PRICE

Less than $49,999                  4.75%          4.99%              4.00%
$50,000 to $99,999                 4.50%          4.71%              4.00%
$100,000 to $249,999               3.50%          3.63%              3.00%
$250,000 to $499,999               2.25%          2.30%              2.00%
$500,000 to $999,999               1.75%          1.78%              1.50%
$1,000,000 and above               0.00%          0.00%                (1)

(1) There is no initial sales charge on purchases of $1 million or more. Investment Professionals will be compensated at the rate of up to 0.25% on such purchases.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

The Distributor may pay all or a portion of any applicable sales charges and service fees to Investment Professionals who sell shares of the Fund and provide ongoing sales support services or shareholder support services. For the three-year period commencing April 30, 1994, for maintaining and servicing accounts of customers invested in the Fund, First Albany Corporation ("First Albany") and PFIC Securities Corporation ("PFIC") may receive payments from the Distributor equal to two-thirds of the Dealer Retention (as defined below) on any shares of the Fund (and other funds of the Victory Portfolios) sold by First Albany or PFIC and their broker-dealer affiliates. "Dealer Retention" is an amount equal to the difference between the applicable sales charge and such part of the sales charge which is reallowed to broker-dealers.

O REDUCED SALES CHARGES. You may be eligible to buy shares at reduced sales charge rates in one or more of the following ways:

O LETTER OF INTENT. An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the investor's intention to purchase shares of the Fund at a specified total public offering price within a 13-month period.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the total amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends (if any) on escrowed shares, whether paid in cash or reinvested in additional shares, are not subject to escrow. The escrowed shares will not be available for redemption, exchange or other disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor may combine purchases that are made in an individual capacity with (1) purchases that are made by members of the investor's immediate family and (2) purchases made by businesses that the investor owns as sole proprietorships, for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, investors must designate on the Account Application the accounts that are to be combined for this purpose. Investors can only designate accounts that are open at the time the Letter of Intent is executed.

If an investor qualifies for a further reduced sales charge because the investor has either purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional shares of the Fund on behalf of the investor; thus the total purchases (included in the

Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

For further information about Letters of Intent, interested investors should contact the Transfer Agent at 800-539-3863. This program, however, may be modified or eliminated at any time without notice.

O RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES. A shareholder may qualify for a reduced sales charge on purchases of shares of the Fund and other funds of the Victory Portfolios by combining a current purchase with purchases of another fund(s) or with certain prior purchases of shares of the Victory Portfolios. The applicable sales charge is based on the sum of (1) the purchaser's current purchase plus (2) the current public offering price of the purchaser's previous purchases of (a) all shares held by the purchaser in the Fund and (b) all shares held by the purchaser in any other fund of the Victory Portfolios (except money market funds).

To receive the applicable public offering price pursuant to the right of accumulation, shareholders must provide the Transfer Agent with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor. See "Combined Purchases" and "Rights of Accumulation" in the Statement of Additional Information.

O WAIVERS OF SALES CHARGES. No sales charge is imposed on sales of shares to the following categories of persons (which categories may be changed or eliminated at any time):

(1) Current or retired Trustees of the Victory Portfolios; employees, directors, trustees, and their family members of KeyCorp or an "Affiliated Provider" ("Affiliated Providers" refer to affiliates and subsidiaries of KeyCorp and service providers to the Victory Portfolios and the Victory Shares (collectively, the "Victory Group")), dealers having an agreement with the Distributor and any trade organization to which Key Advisers, the Sub-Adviser or the Administrator belongs;

(2) Investors who purchase shares for trust, investment management or certain other advisory accounts established with KeyCorp or any of its affiliates;

(3) Investors who reinvest assets received in a distribution from a qualified, non-qualified or deferred compensation plan, agency, trust or custody account that was either (a) maintained by KeyCorp or an Affiliated Provider, or (b) invested in a fund of the Victory Group;

(4) Investors who, within 90 days of redemption, use the proceeds from the redemption of shares of another mutual fund complex for which they previously paid a front end sales charge or sales charge upon redemption of shares;

(5) Shareholders of the former Investors Preference Fund For Income, Inc. and the Investors Preference New York Tax-Free Fund, Inc. who have continuously maintained accounts with a fund or funds of the Victory
         Group with a balance of $250,000 or more (investors with less than $250,000 will pay any applicable sales charges); and

(6) Investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent. Such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those described in sections 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts."

SPECIAL INVESTOR SERVICES

O THE SYSTEMATIC INVESTMENT PLAN. You can make regular investments in the Fund with the Systematic Investment Plan by completing the appropriate section of the Account Application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign. You must first meet the Fund's initial investment requirement of $500, then investments may be made monthly by automatically deducting $25 or more from your bank checking account. For officers, trustees, directors and employees, including retired directors and employees, of the Victory Group, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing) who participate in the Systematic Investment Plan, there is no minimum initial investment required. You may change the amount of your monthly purchase at any time. Your bank checking account will be debited on the date indicated on your Account Application. Shares will be purchased at the offering price next determined following receipt of the order by the Transfer Agent. You may cancel the Systematic Investment Plan at any time without payment of a cancellation fee. Your monthly account statement will reflect systematic investment transactions, and a debit entry will appear on your bank statement.

O THE SYSTEMATIC WITHDRAWAL PLAN. You can make regular withdrawals from your account with the Systematic Withdrawal Plan by completing the appropriate section of the Account Application. If you own shares in a fund worth $5,000 or more, you can have monthly, quarterly, semi-annual or annual checks sent from your account directly to you, to a person named by you, or to your bank checking account. The minimum withdrawal is $25. If you are having checks sent to your bank checking account, attach a voided personal check with your bank's magnetic ink coding number across the front. If your account is jointly owned, be sure that all owners sign. You may obtain information about the Systematic Withdrawal Plan by contacting the Transfer Agent. Your Systematic Withdrawal Plan payments are drawn from share redemptions. If Systematic Withdrawal Plan redemptions exceed income dividends and capital gain dividend distributions earned on your Fund shares, your account eventually may be exhausted. If any applicable sales charges are applied to new purchases of shares of the Fund, it is to your disadvantage to buy shares of the Fund while also making systematic redemptions.

Your account will be debited on the date you indicate on your Account Application. Shares will be redeemed at the net asset value per share (the "NAV") as determined on the debit date indicated on your Account Application. You may cancel the Systematic Withdrawal Plan at any time without payment of a cancellation fee. Each Systematic Withdrawal Plan transaction will appear as a debit entry on your monthly account statement.

O TELEPHONE TRANSACTIONS. You can initiate most transactions by telephone. You may call the Transfer Agent toll-free at 800-539-3863 or call your Investment Professional or bank trust department. Telephone transaction privileges for purchases, exchanges or redemptions may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

Generally, neither the Fund, the bank trust department nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. The Transfer Agent and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The identification procedures may include, but are not limited to, the following: account number, registration and address, personalized security codes, taxpayer identification number and other information particular to the account. Your Investment Professional, bank trust department or the Transfer Agent may also record calls, and you should verify the accuracy of your confirmation statements immediately after you receive them.

O RETIREMENT PLANS. Retirement plans can be among the best tax-planning vehicles available to individuals. Call your Investment Professional for more information on the plans and their benefits, provisions and fees. Your Investment Professional can set up your new account in the Fund under one of several tax-sheltered plans. These plans let you invest for retirement and shelter your investment income from current taxes. Plans include Individual Retirement Accounts (IRAs) and Rollover IRAs. Other fees may be charged by the IRA custodian or trustee.

HOW TO EXCHANGE

Shares of the Fund may be exchanged for shares of certain funds of the Victory Group at net asset value per share at the time of exchange, without a sales charge. To exchange shares, you must meet several conditions:

(1) Shares of the fund selected for exchange must be available for sale in your state of residence.

(2) The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

(3) You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any Business Day.

(4) You must meet the minimum purchase requirements for the fund you purchase by exchange.

(5) The registration and tax identification numbers of the two accounts must be identical.

(6) BEFORE EXCHANGING, OBTAIN AND READ THE PROSPECTUS FOR THE FUND YOU WISH TO PURCHASE BY EXCHANGE.

SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS OF THE VICTORY GROUP. For example, you can exchange shares of this Fund only for Class A shares of another fund. At present, not all of the funds offer the same classes of shares. If a fund has only one class of shares that does not have a class designation, they are deemed to be "Class A" shares for exchange purposes. Certain funds offer Class A or Class B shares and a list can be obtained by calling the Transfer Agent at 800-539-3863. In some cases, sales charges may be imposed on exchange transactions. Please refer to the Statement of Additional Information for more details about this policy.

Telephone exchange requests may be made either by calling your Investment Professional or the Transfer Agent at 800-539-3863 prior to Valuation Time on any Business Day. (See "Shareholder Account Rules and Policies -- Share Price").

You can obtain a list of eligible funds of the Victory Group by calling the Transfer Agent at 800-539-3863. Exchanges of shares involve a redemption of the shares of the Fund and a purchase of shares of the other fund of the Victory Group.

There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and issued by the other fund in the exchange transaction on the same Business Day on which the Transfer Agent receives an exchange request by Valuation Time (normally 4:00 p.m. Eastern time) that is in proper form, but either fund may delay the issuance of shares of the fund into which you are exchanging if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might create excessive turnover in the Fund's portfolio and associated expenses disadvantageous to the Fund.

o Because excessive trading can hurt fund performance and therefore harm shareholders, the Victory Portfolios reserves the right to refuse any exchange request that will impede the Fund's ability to invest effectively or otherwise have the potential to disadvantage the Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

o The Victory Portfolios may amend, suspend or terminate the exchange privilege at any time upon 60 days' written notice to shareholders.

o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

o  Each exchange may produce a gain or loss for tax purposes.

Shareholders of the former Investors Preference Fund for Income, Inc. and Investors Preference New York Tax-Free Fund, Inc. will not be subject to any additional sales charge upon an exchange of shares attributable to an Investors Preference Funds account for shares of other funds of the Victory Portfolios.

HOW TO REDEEM

You may redeem all or a portion of your shares on any day that the Fund is open for business. (See the definition of "Business Day" under "Shareholder Account Rules and Policies -- Share Price"). Shares will be redeemed at the NAV next calculated after the Transfer Agent has received the redemption request. If the Fund account is closed, any accrued dividends will be paid at the beginning of the following month.

You may redeem shares in several ways:

O  BY MAIL.  Send a written request to:  The Victory Value Fund
                                         Primary Funds Service Corporation
                                         P.O. Box 9741
                                         Providence, RI 02940-9741

Write a "letter of instruction" with your name, the Fund's name, your Fund account number, the dollar amount or number of shares to be redeemed, and any additional requirements that apply to each particular account. You will need the letter of instruction signed by all persons required to sign for transactions, exactly as their names appear on the Account Application. A signature guarantee is required if: you wish to redeem more than $10,000 worth of shares; your Fund account registration has changed within the last 60 days; the check is not being mailed to the address on your account; the check is not being made out to the account owner; or if the redemption proceeds are being transferred to another Victory Group account with a different registration. The following institutions should be able to provide you with a signature guarantee: banks, brokers, dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect you, the Fund, and its agents from fraud. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

O BY WIRE. You may make redemptions by wire provided you have established a Fund account to accommodate wire transactions. If telephone instructions are received before Valuation Time (normally 4:00 p.m. Eastern time), proceeds of the redemption will be wired as federal funds on the next Business Day to the bank account designated with the Transfer Agent. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the Transfer Agent, Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741.

O BY TELEPHONE. To redeem by telephone, you may call the Transfer Agent toll free at 800-539-3863 or call your Investment Professional or bank trust department. See "Special Investor Services" for more information about telephone transactions.

O ADDITIONAL REDEMPTION REQUIREMENTS. The Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 days. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Commission to merit such action, the right of redemption may be suspended or the date of payment postponed for a period of time that may exceed 7 days. In addition, the Fund reserves the right to advance the time on that day by which purchase and redemption orders must be received. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

If you are unable to reach the Transfer Agent by telephone (for example, during times of unusual market activity), consider placing your order by mail directly to the Transfer Agent. In case of suspension of the right of redemption, you may either withdraw your request for redemption or receive payment based on the NAV next determined after the termination of the suspension. If your balance in the fund falls below $500, you may be given 60 days' notice to reestablish the minimum balance (except with respect to officers, trustees, directors and employees, including retired directors and employees, of the Victory Portfolios, KeyCorp and its affiliates, and the Administrator and its affiliates (and family members of each of the foregoing), participating in the Systematic Investment Plan, to whom no minimum balance requirement applies). If you do not increase your balance, your account may be closed and the proceeds mailed to you at the address on record. Shares will be redeemed at the last calculated NAV on the day the account is closed.

SHAREHOLDER ACCOUNT RULES AND POLICIES

O SHARE PRICE. The term "net asset value per share," or "NAV", means the value of one share. The NAV is calculated by adding the value of all the Fund's investments, plus cash and other assets, deducting liabilities of the Fund, and then dividing the result by the number of shares outstanding. The NAV of the Fund is determined and its shares are priced as of the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time) (the "Valuation Time") on each Business Day of the Fund. A "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of Cleveland is open, and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase any shares is received) during which there is sufficient trading in its portfolio instruments that the Fund's net asset value per share might be materially affected. The NYSE or the Federal Reserve Bank of Cleveland will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas.

The Fund's securities are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Fair value of these portfolio securities is determined by an independent pricing service based primarily upon information concerning market transactions and dealers quotations for comparable securities.

o The offering of shares may be suspended during any period in which the determination of NAV is suspended, and the offering may be suspended by the Trustees at any time the Trustees believe it is in the Fund's best interest to do so.

o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Victory Portfolios if the dealer performs any transaction erroneously.

o The redemption price for shares will vary from day to day because the value of the securities in the Fund fluctuates, and the value of your shares may be more or less than their original cost.

o Payment for redeemed shares is made ordinarily in cash and forwarded by check within three business days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 15 days from the date the shares were purchased. That delay may be avoided if you arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

o If your account value has fallen below $500, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your minimum balance, your account may be closed and the proceeds mailed to you at the record address. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders. Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund. Please refer to the Statement of Additional Information for more details.

o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Victory Portfolios with a certified Social Security or taxpayer identification number when you sign your Account Application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

o The Victory Portfolios does not charge a redemption fee, but if an Investment Professional handles your redemption, the Investment Professional may charge a separate service fee.

o The Distributor, at its expense, may also provide additional cash compensation to dealers in connection with sales of shares of the Fund. The maximum cash compensation payable by the Distributor is 4.00% of the offering price. In addition, the Distributor will, from time to time and at its own expense, provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Victory Portfolios and/or other dealer-sponsored special events including payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will include the following types of non-cash compensation offered through sales contests: (1) vacation trips including the provision of travel arrangements and lodging; (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or any self-regulatory organization, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Fund or its shareholders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

The Fund ordinarily declares and pays dividends from its net investment income quarterly. The Fund may make distributions at least annually out of any realized capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.

DISTRIBUTION OPTIONS

When you fill out your Account Application, you can specify how you want to receive your dividend distributions. Currently, there are five available options:

1. REINVESTMENT OPTION. Your income and capital gain dividends, if any, will be automatically reinvested in additional shares of the Fund. Income and capital gain dividends will be reinvested at the net asset value of the Fund as of the day after the record date. If you do not indicate a choice on your Account Application, you will be assigned this option.

2. CASH OPTION. You will receive a check for each income or capital gain dividend, if any. Distribution checks will be mailed no later than 7 days after the dividend payment date which may be more than 7 days after the dividend record date.

3. INCOME EARNED OPTION. You will have your capital gain dividend distributions, if any, reinvested automatically in the Fund at the NAV as of the day after the record date, and have your income dividends paid in cash.

4. DIRECTED DIVIDENDS OPTION. You will have income and capital gain dividends, or only capital gain dividends, automatically reinvested in shares of another fund of the Victory Group. Shares will be purchased at the NAV as of the day after the record date. If you are reinvesting dividends of a fund sold without a sales charge in shares of a fund sold with a sales charge, the shares will be purchased at the public offering price. If you are reinvesting dividends of a fund sold with a sales charge in shares of a fund sold with or without a sales charge, the shares will be purchased at the net asset value of the fund. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account.

5. DIRECTED BANK ACCOUNT OPTION. You will have your income and capital gain dividends, or only your income dividends, automatically transferred to your bank checking or savings account. The amount will be determined on the dividend record date and will normally be transferred to your account within 7 days of the dividend record date. Dividend distributions can be directed only to an existing account with a registration that is identical to that of your Fund account. Please call or write the Transfer Agent to learn more about this dividend distribution option.

Any election or revocation of any of the above dividend distribution options may be made in writing to the Fund and sent to Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by calling the Transfer Agent at 800-539-3863, and will become effective with respect to dividends having record dates after receipt of the Account Application or request by the Transfer Agent.

Reinvested dividend distributions receive the same tax treatment as dividend distributions paid in cash.

O STATEMENTS AND REPORTS. You will receive a monthly statement reflecting all transactions that affect the share balance or the registration of your Fund account. You will receive a confirmation after every transaction that affected the share balance of your Fund account, except for dividend reinvestment, systematic investment and systematic withdrawal transactions. These transactions will be detailed in your Fund account statement. Transactions that affect the share balance of your Fund investment in an account established with an Investment Professional or financial institution will be detailed in regular statements or through confirmation procedures of the financial institution. Certificates representing shares of the Fund will not be issued. An IRS Form 1099-DIV with federal tax information will be mailed to you by January 31 of each tax year and also will be filed with the Internal Revenue Service ("IRS"). At least twice a year, you will receive the Fund's financial reports.

O REDEMPTIONS OR EXCHANGES. Investors may realize a gain or loss when redeeming (selling) or exchanging shares. For most types of accounts, the Fund reports the proceeds to the IRS annually. Because the shareholders' tax treatment also depends on their purchase price and personal tax positions, shareholders should keep their regular account statements to use in determining their tax. See "Buying a Dividend."

O COMPLETE REDEMPTIONS. If you request a complete redemption of all your Fund shares, any dividend accrued to your account will be included in the redemption check.

O BUYING A DIVIDEND. On the record date for a distribution of ordinary income or capital gains dividend, the net asset value of the Fund is reduced by the amount of the distribution. An investor who buys shares just before the record date ("buying a dividend") will pay the full price for the shares and then receive a portion of the purchase price back as a taxable distribution.

FEDERAL TAXES

The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRS Code"). The Fund contemplates the distribution of all of its net investment income and capital gains, if any, in accordance with the timing requirements imposed by the IRS Code, so that the Fund will not be subject to federal income taxes or the 4% excise tax on undistributed income.

Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but only a portion thereof may qualify for the 70% dividends-received deduction for corporate shareholders (which portion may not exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund and must be designated by the Fund as so qualifying). Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gain, regardless of the length of time shareholders have held their shares. Such distributions are not eligible for the dividends-received deduction. If a shareholder disposes of shares in the Fund at a loss before holding such shares for more than six months, the loss will be treated as a long-term capital loss to the extent that the shareholder has received a capital gain dividend on those shares.

Distributions to shareholders of the Fund will be treated in the same manner for federal income tax purposes whether received in cash or in additional shares. Distributions received by shareholders of the Fund in January of a given year will be treated as received on December 31 of the preceding year provided that they were declared to shareholders of record on a date in October, November, or December of such preceding year. The Fund sends tax statements to its shareholders (with copies to the IRS by January 31 showing the amounts and tax status of distributions made (or deemed made) during the preceding calendar year.

Income from securities of foreign issuers may be subject to foreign withholding taxes. Credit for such foreign taxes, if any, will not pass through to the shareholders.

O OTHER TAX INFORMATION. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its U.S. shareholders, and no attempt has been made to discuss individual tax consequences. A prospective investor should also review the more detailed discussion of federal income tax considerations in the Statement of Additional Information. In addition to the federal income tax, a shareholder may be subject to state or local taxes on his or her investment in the Fund, depending on the laws of the shareholder's jurisdiction. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CONSULT THEIR TAX ADVISERS TO DETERMINE WHETHER THE FUND IS SUITABLE TO THEIR PARTICULAR TAX SITUATION.

When investors sign their Account Application, they are asked to provide their correct social security or taxpayer identification number and other required certifications. If investors do not comply with IRS regulations, the IRS requires the Fund to withhold 31% of amounts distributed to them by the Fund as dividends or in redemption of their shares.

Because a  shareholder's  tax treatment  depends on the  shareholder's  purchase
price  and  tax  position,   shareholders  should  keep  their  regular  account
statements for use in determining their tax.

                                   PERFORMANCE

From time to time, performance information for the Fund showing total return may be presented in advertisements, sales literature and in reports to shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated over a stated period of more than one year. Average annual total return is measured by comparing the value of an investment at the beginning of the relevant period (as adjusted for sales charges, if any) to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing that figure. Cumulative total return is calculated similarly to average annual total return, except that the resulting difference is not annualized. Yield will be computed by dividing the Fund's net investment income per share earned during a recent thirty-day period by the Fund's maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

Investors may also judge, and the Victory Portfolios may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, in publications issued by Lipper Analytical Services, Inc., and in the following publications: IBC's Money Fund Reports, Value Line Mutual Fund Survey, Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition, general information about the Fund that appears in publications such as those mentioned above may also be quoted or reproduced in advertisements, sales literature or in reports to shareholders.

Performance is a function of the type and quality of instruments held in the Fund's portfolio, operating expenses, and market conditions. Consequently, performance will fluctuate and data reported are not necessarily representative of future results. Any fees charged by service providers with respect to customer accounts for investing in shares of the Fund will not be reflected in performance calculations.

Additional information regarding the performance of each fund of the Victory Portfolios is included in the Victory Portfolios' annual and semi-annual reports, which are available free of charge by calling 800-539-3863.

                           FUND ORGANIZATION AND FEES

The Victory Portfolios is an open-end management investment company, commonly known as a mutual fund, and currently consisting of twenty-eight series portfolios. The Victory Portfolios has been operating continuously since 1986, when it was created under Massachusetts law as a Massachusetts business trust although certain of its funds have a prior operating history from their predecessor funds. On February 29, 1996, the Victory Portfolios converted from a Massachusetts business trust to a Delaware business trust. The Victory Portfolios' offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Overall responsibility for management of the Victory Portfolios rests with its Board of Trustees, who are elected by the shareholders of the Victory Portfolios.

INVESTMENT ADVISER AND SUB-ADVISER

KeyCorp Mutual Fund Advisers, Inc. is the investment adviser to the Fund. Key Advisers directs the investment of the Fund's assets, subject at all times to the supervision of the Victory Portfolios' Board of Trustees. Key Advisers continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund investments.

Key Advisers was organized as an Ohio corporation on July 27, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. It is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc., which is a wholly-owned subsidiary of Society National Bank, a wholly-owned subsidiary of KeyCorp. Affiliates of Key Advisers manage approximately $66 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

For the services provided and expenses incurred pursuant to the investment advisory agreement between the Victory Portfolios respecting the Fund, Key Advisers is entitled to receive a fee, computed daily and paid monthly, at an annual rate of one percent (1.00%) of the average daily net assets of the Fund. The investment advisory fee paid by the Fund is higher than the advisory fees paid by most mutual funds, although the Victory Portfolios' Board of Trustees believes such fees to be comparable to advisory fees paid by many funds having similar objectives and policies. The advisory fees for the Fund have been determined to be fair and reasonable in light of the services provided to the Fund. Key Advisers may periodically waive all or a portion of its advisory fee with respect to the Fund. Prior to January 1, 1996, Society Asset Management, Inc. served as investment adviser to the Fund. During the Fund's fiscal period ended October 31, 1995, Society earned investment advisory fees aggregating .69% of the average daily net assets of the Fund.

Under the investment advisory agreement between the Victory Portfolios, on behalf of the Fund, and Key Advisers (the "Investment Advisory Agreement"), the Adviser may delegate a portion of its responsibilities to a sub-adviser. Key Advisers has entered into an investment sub-advisory agreement with its affiliate, Society Asset Management, Inc., a registered investment adviser, on behalf of the Fund. The Sub-Adviser is a wholly-owned subsidiary of KeyCorp Asset Management Holdings, Inc. The Investment Advisory Agreement and the sub-advisory agreement, respectively, provide that Key Advisers and the Sub-Adviser, respectively, may render services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Key Advisers and the SubAdviser, respectively, and Key Advisers and the Sub-Adviser, respectively, will be as fully responsible to the Fund for the acts and omissions of such persons as they are for their own acts and omissions.

For its services under the investment sub-advisory agreement, Key Advisers pays the Sub-Adviser fees as a percentage of average daily net assets as follows:
 .65% of the first

$10 million of average daily net assets; .50% of the next $15 million of average daily net assets; .40% of the next $25 million of average daily net assets; and
 .35% of average daily net assets in excess of $50 million.

The person primarily responsible for the investment management of the Fund as well as her previous experience is as follows:

    PORTFOLIO         MANAGING
     MANAGER         FUND SINCE      PREVIOUS EXPERIENCE

Judith A. Jones   Commencement
                  of Operations   Portfolio Manager with Society Asset
                                  Management Inc. since 1993; Portfolio Manager with Ameritrust from 1965 to 1992.

EFFECT OF BANKING LAWS

The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and from issuing, underwriting, selling or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, custodian or shareholder servicing agent to such an investment company or from purchasing shares of such a company as agent for and upon the order of their customers, nor should they prevent Key Advisers, the Sub-Adviser or the Fund from compensating third parties for performing such functions. Key Advisers, the Sub-Adviser and their affiliates are subject to such banking laws and regulations.

Key Advisers and the Sub-Adviser believe that they may perform the investment advisory services for the Fund contemplated by the Investment Advisory Agreement without violating the Glass-Steagall Act or other applicable banking laws or regulations and that they or their affiliates can perform the other services indicated above. Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present or future statutes and regulations could prevent the Key Advisers, the Sub-Adviser and their affiliates from continuing to perform all or a part of the above services for their customers and/or the Fund. In such event, changes in the operation of the Fund may occur, including the possible alteration or termination of any service then being provided by Key Advisers, the Sub-Adviser and their affiliates, and the Trustees would consider alternate investment advisers and other means of continuing available services. It is not expected that the Fund's shareholders would suffer any adverse financial consequences (if other service providers are retained) as a result of any of these occurrences.

ADMINISTRATOR AND DISTRIBUTOR

Concord  Holding   Corporation  is  the  administrator  for  the  Fund.  Victory
Broker-Dealer   Services,   Inc.  is  the  Fund's   principal   underwriter  and
Distributor.

The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses incurred and services provided as Administrator pursuant to its management and administration agreement with the Victory Portfolios, the Administrator receives a fee from the Fund, computed daily and paid monthly, at an annual rate of fifteen one-hundredths of one percent (.15%) of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee with respect to the Fund.

Victory Broker-Dealer Services, Inc. sells shares of the Fund as agent on behalf of the Victory Portfolios at no cost to the Fund. Key Advisers and the Sub-Adviser neither participate in nor are responsible for the underwriting of Fund shares.

TRANSFER AGENT

Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, serves as the Fund's Transfer Agent pursuant to a Transfer Agency and Shareholder Service Agreement with the Victory Portfolios and receives a fee for such services based on various criteria, including assets, transactions and the number of accounts.

SHAREHOLDER SERVICING PLAN

The Victory Portfolios has adopted a Shareholder Servicing Plan for the Fund. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which the Fund pays fees of up to .25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. Such agreements are entered into between the Victory Portfolios and various shareholder servicing agents, including the Distributor, Key Trust Company of Ohio, N.A. and its affiliates, and other financial institutions and securities brokers (each, a "Shareholder Servicing Agent"). Each Shareholder Servicing Agent generally will provide support services to shareholders by establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, arranging for bank wires, responding to routine inquires, forwarding shareholder communication, assisting in the processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. Shareholder Servicing Agents may periodically waive all or a portion of their respective shareholder servicing fees with respect to the Fund.

FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services.

CUSTODIAN

Key Trust Company of Ohio, N.A., an affiliate of the Adviser and Sub-Adviser, serves as custodian for the Fund and receives fees for the services it performs as custodian.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.  serves as independent accountants to the Fund.

BUSINESS MANAGEMENT AGREEMENT

In connection with its obligations under the investment sub-advisory agreement, the Sub-Adviser has entered into a Business Management Agreement with Key Advisers pursuant to which Key Advisers provides certain administrative and support services to the Sub-Adviser. Such services include preparing reports to the Victory Portfolios' Board of Trustees, recordkeeping services, services rendered in connection with the preparation of regulatory filings and other reports, and regulatory and compliance systems and other administrative and support services.

For such services, the Sub-Adviser pays fees to Key Advisers as follows: .30% on the first $10 million of average daily net assets; .15% of the next $15 million of average daily net assets; .05% of the next $25 million of average daily net assets; and .0% of average daily net assets in excess of $50 million.

EXPENSES

For the fiscal year ended October 31, 1995, the Fund's total operating expenses were 1.30% of the Fund's average net assets, excluding certain voluntary fee reductions or reimbursements.

                             ADDITIONAL INFORMATION

The Victory Portfolios may issue an unlimited number of shares and classes of the Fund. Currently there is one class of shares of the Fund, shares of which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, shares will be fully paid and nonassessable by the Victory Portfolios and will have no preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares owned. For those investors with qualified trust accounts, the trustee will vote the shares at meetings of the Fund's shareholders in accordance with the shareholder's instructions or will vote in the same percentage as shares that are not so held in trust. The trustee will forward to these shareholders all communications received by the trustee, including proxy statements and financial reports. The Victory Portfolios and the Fund are not required to hold annual meetings of shareholders and in ordinary circumstances do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders. Shareholders holding 10% or more of the Victory Portfolios' outstanding shares may call a special meeting of shareholders for the purpose of voting upon the question of removal of Trustees.

The Victory Portfolio's Board of Trustees may authorize the Victory Portfolios to offer other funds which may differ in the types of securities in which their assets may be invested.

Key Advisers, the Sub-Adviser and the Victory Portfolios have each adopted a Code of Ethics (the "Codes") which require investment personnel (a) to pre-clear all personal securities transactions, (b) to file reports regarding such transactions, and (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of a Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by a Victory fund. The Codes also prohibit investment personnel from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by Key Advisers and the Sub-Adviser, and the Board of Trustees reviews their Codes and any substantial violations of the Codes). Violations of the Codes may result in censure, monetary penalties, suspension or termination of employment.

DELAWARE LAW

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to stockholders of Delaware corporations and the Trust Instrument provides that shareholders will not be personally liable for liabilities of the Victory Portfolios. In light of Delaware law, the nature of the Victory
Portfolios'  business,  and the  nature of its  assets,  management  of  Victory
Portfolios believes that the risk of personal liability to a Fund shareholder would be extremely remote.

In the unlikely event a shareholder is held personally liable for the Victory Portfolios' obligations, the Victory Portfolios will be required to use its property to protect or compensate the shareholder. On request, the Victory Portfolios will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Victory Portfolios. Therefore, financial loss resulting from liability as a shareholder will occur only if the Victory Portfolios itself cannot meet its obligations to indemnify shareholders and pay judgments against. them.

Delaware law authorizes electronic or telephone communications between shareholders and the Victory Portfolios. Under Delaware law, the Victory Portfolios have the flexibility to respond to future business contingencies. For example, the Trustees have the power to incorporate the Victory Portfolios, to merge or consolidate it with another entity, to cause each fund to become a separate trust, and to change the Victory Portfolio's domicile without a shareholder vote. This flexibility could help reduce the expense and frequency of future shareholder meetings for non-investment related issues.

MISCELLANEOUS

As of the date of this Prospectus, the Fund offers only the class of shares that are offered by this Prospectus. Subsequent to the date of this Prospectus, the Fund may offer additional classes of shares through a separate prospectus. Any such additional classes may have different sales charges and other expenses, which would affect investment performance. Further information may be obtained by contacting your Investment Professional or by calling 800-539-3863.

Shareholders will receive Semi-Annual Reports, which are unaudited, and Annual Reports, which are audited by independent public accountants ("Reports"), describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or the end of a semi-annual period, is incorporated herein by reference. The Victory Portfolios may include information in their Reports to shareholders that (a) describes general economic trends, (b) describes general trends within the financial services industry or the mutual fund industry, (c) describes past or anticipated portfolio holdings for the Fund or (d) describes investment management strategies for the Victory Portfolios. Such information is provided to inform shareholders of the activities of the Victory Portfolios for the most recent fiscal year or semi-annual period and to provide the views of Key Advisers, the Sub-Adviser
and/or  the  Victory   Portfolios'   officers   regarding  expected  trends  and
strategies.

The Fund intends to eliminate duplicate mailings of Reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may receive additional copies of any Report at no cost by writing to the Fund at the address listed on Page 1 of this Prospectus or by calling 800-539-3863.

Inquiries regarding the Victory Portfolios or the Fund may be directed in writing to the Victory Portfolios at Primary Funds Service Corporation, P.O. Box 9741, Providence, RI 02940-9741, or by telephone, toll-free, at 800-539-3863.













NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE VICTORY PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE VICTORY PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               MANAGED BY KEYCORP


                                 PR/VVF-3603/96